File No. 333-40724
811-4320

Securities and Exchange Commission
Washington, D.C. 20549
Form N-6

☑	Registration Under the Securities Act of 1933

Pre-Effective Amendment Number ___

☑	Post Effective Amendment Number 13

And/or
☑	Registration Statement Under the Investment Company Act of 1940

☑	Amendment No. 7

Ohio National Variable Account R
(Exact Name of Registrant)
Ohio National Life Assurance Corporation
(Name of Depositor)
One Financial Way
Montgomery, Ohio 45242
(Address of Depositor’s Principal Executive Offices)
1-800-366-6654
(Depositor’s Telephone Number, including Area Code)
Kimberly A. Plante
Associate Counsel
The Ohio National Life Insurance Company
One Financial Way
Montgomery, Ohio 45242
Copy to:
John Blouch, Esq.
Dykema Gossett PLLC
1300 I Street, N.W.
Suite 300 West
Washington, D.C. 20005
Title of Securities Being Registered: Individual Variable Universal Life Insurance Policies.
Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.
This Post-Effective Amendment amends the Registration Statement with respect to the Prospectus, Statement of Additional Information, the Financial Statements and Part C.
It is proposed that this filing will become effective (check appropriate space):
     ☑ immediately upon filing pursuant to paragraph (b) of Rule 485
     ☐ on (date) pursuant to paragraph (b) of Rule 485
     ☐ 60 days after filing pursuant to paragraph (a) of Rule 485
     ☐ on (date) pursuant to paragraph (a) of Rule 485
If appropriate, check the following box:
     ☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

Vari-Vest Asset Builder
Individual, Flexible Premium Variable Life Insurance Policy
Issued by
Ohio National Life Assurance Corporation
Ohio National Variable Account R

One Financial Way
Cincinnati, Ohio 45242
Telephone (800) 366-6654

This prospectus describes an individual, flexible premium variable life insurance policy (called the “policy”, or the “contract”) offered through Ohio National Variable Account R (“VAR”), a separate account of ours. We are Ohio National Life Assurance Corporation (“ONLAC”), a subsidiary of The Ohio National Life Insurance Company (“Ohio National Life”).

This policy provides life insurance protection. Although you may allocate your net premium payments to registered investment companies (called a “Fund” or the “Funds”), your premium payments are not an investment in a retail mutual fund. Each Fund may have several portfolios (“portfolios”) that use different investment strategies or invest in different securities. VAR is the registered shareholder of the Funds’ shares. VAR purchases portfolio shares in accordance with your premium allocation choices and maintains the shares in subaccounts (“subaccounts”) of VAR. We may use the term “portfolios” or “subaccounts” interchangeably to refer to the underlying investment choices.

This policy (i) is not a deposit or obligation of a bank, (ii) is not guaranteed by a bank, (iii) is not insured by the FDIC or any other government agency, and (iv) may go down in value.

To learn more about ONLAC this policy and Ohio National Life, you can obtain a copy of the Statement of Additional Information (“SAI”) dated April 30, 2008. We have incorporated the SAI into this prospectus by reference. You can request a free copy by contacting us, contacting your agent or representative or by logging onto the Securities and Exchange Commission’s website at http://www.sec.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You should retain this prospectus for future reference. For information related to the portfolios to which you may allocate premium payments, please refer to the current fund prospectuses which should accompany this prospectus.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. The company does not authorize any information or representations regarding the variable aspects of the policy described in this prospectus other than as contained in this prospectus, the fund prospectuses or the statements of additional information of the funds.

Although this is a life insurance policy, your variable universal life insurance policy is different from a whole-life or term-life insurance policy. You may allocate your net premium payments among up to 18 of the investment options we offer, including the General Account. However, you will not own the shares of the portfolio. Ohio National Variable Account R is the registered owner of the portfolio shares. The portfolios are registered mutual funds that sell their shares only to registered separate accounts that support variable life insurance policies and variable annuity contracts. Within VAR, we have established subaccounts that invest in the shares of the portfolios based on policyholders’ premium allocation. We have listed the available portfolios below, along with their respective investment advisers or investment subadvisers. The accompanying Fund prospectuses contains important information that describes the portfolios in more detail. If you did not receive the Fund prospectuses, please contact us or your agent. Your policy’s accumulation value will reflect the investment performance of the portfolios you select and is not guaranteed.

April 30, 2008

Form 5514

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Summary of Benefits and Risks

This summary describes the Policy’s important benefits and risks. Following the summary, the prospectus discusses the benefits and risks in more detail.

Policy Benefits

Death Benefit — You may select one of two death benefit plans — the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the policy. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death.

Death Benefit Guarantee — The policy includes a death benefit guarantee. Under this provision, we guarantee that the death benefit during the death benefit guarantee period will not be less than the stated amount, provided you pay the minimum premium for each month that the death benefit guarantee is active. Accordingly, adverse portfolio investment performance will not cause the policy to lapse as long as the death benefit guarantee is in effect.

Loans — After the first policy year, you may borrow against the loan value of your policy. The loan value is 90% of your cash surrender value, minus the cost of insurance for the rest of the current policy year. Loan interest is payable in advance at a rate of 5.00%. This amount is equal to an annual rate of 5.26% if the interest was paid at the end of the year. Any outstanding policy indebtedness will be deducted from proceeds payable at the insured’s death or upon maturity or surrender of the policy.

We will withdraw loan amounts and any unpaid interest thereon pro rata from the variable subaccounts and the General Account. Accumulation value in each subaccount equal to the policy indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%.

Preferred Loans — Preferred loans are available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value, minus enough to cover the monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount no greater than 10% of the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if the interest was paid at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Surrender Privileges — At any time you may surrender your policy in full and receive the Cash Surrender Value. Your policy also gives you a partial surrender right. At any time after the first policy anniversary from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your policy’s death benefit and may be subject to a surrender charge.

Free Look/Right to Return the Policy — Following the initial purchase of your policy or following any subsequent increase in the stated amount of your policy, you are entitled to a free look period. During the free look period, you may cancel the policy or increase, as applicable, and we will refund all the money you have paid or the policy’s current value, depending on your state’s laws. The free look period expires 20 days from your receipt of the policy or increase, although the free look period may be longer or shorter in some states.

Variable Investment Choices — Your policy permits you to allocate net premiums to up to 18 of the investment options we offer, which include the General Account and the variable portfolios listed in this prospectus. The portfolios are mutual funds registered under the Investment Company Act of 1940. Although you allocate your premiums to the portfolios, you do not own the shares of the portfolios. Portfolio shares are sold only to insurance

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company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to tax-qualified retirement plans.

For additional information concerning the Funds, including their investment objectives and associated charges and expenses, see the Fund prospectuses, which should accompany this prospectus. Read them carefully before investing. The Fund prospectuses may contain information about other funds that are not available as investment options for your policy. You cannot be sure that any Fund will achieve its stated objectives and policies.

General Account — You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of VAR. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account.

Flexibility/Allocation of Premiums — You may allocate your net premiums among up to 18 investment options, including the variable subaccounts and the General Account, in any combination of whole percentages. You indicate your initial allocation in the policy application. Thereafter, you may transfer accumulation values and reallocate future premiums.

Transfers — We allow transfers of accumulation values among the subaccounts of VAR and to the General Account at any time. Transfers from the General Account to the subaccounts of VAR are subject to certain restrictions and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Tax Benefits — All death benefits paid under the policy will generally be excludable from the beneficiary’s gross income for federal income tax purposes. Under current federal tax law, as long as the policy qualifies as a “life insurance policy,” any increases in accumulation value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance.

Policy Risks

Liquidity Risk — Access to the value in your policy through loans, withdrawals or surrenders is subject to certain restrictions. Due to the deduction of policy fees and expenses, and due to the charge imposed on surrenders, not all of your policy value is immediately available. In addition, amounts allocated to the General Account are subject to restrictions on the amount that may be transferred to the subaccounts.

Because of the limited liquidity and the substantial nature of the surrender charge in the early years of your policy (and following any increase in stated amount), the policy is not a suitable short-term investment.

Investment Performance — If you allocate your net premium to the subaccounts that invest in the portfolios, you will be subject to the risk that the investment performance will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the accumulation value will decrease. You are also subject to the risk that the portfolio you select will have less favorable performance than other portfolios. You may have to pay additional premiums to keep the policy in force. It is possible to lose money by purchasing this policy.

Termination or Lapse — If the cash surrender value in your policy is not enough to pay the monthly charges associated with your policy and the death benefit guarantee is not active, your policy will enter a 61 day grace period that begins on the due date of the monthly charges. We will notify you during the grace period that your policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient premium payment. The premium payment necessary to keep a policy from lapsing at the end of the grace period may be substantially more than your planned premium. A lapsed policy may be reinstated, subject to certain restrictions.

Impact of Loans — A policy loan, whether or not repaid, will affect the accumulation value over time because we subtract the amount of the policy loan from the subaccounts and/or the General Account as collateral, and this

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loan collateral does not participate in the investment performance of the subaccounts or receive any higher interest rate credited to the General Account. The amount of any policy loan will also count against the cumulative total premium payments you have made, which could cause the death benefit guarantee to lapse.

We reduce the amount we pay to the beneficiary upon the insured’s death by any outstanding policy debt. Your policy may lapse (terminate without value) if policy debt plus any unearned loan interest reduces your net surrender value to zero.

If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Adverse Tax Consequences — Under certain circumstances (usually if your premium payments in the first seven policy years or less exceed specified limits established by the Internal Revenue Service), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 591/2 may be subject to a 10% penalty tax. In addition, currently favorable tax laws with regard to life insurance may change.

Regarding preferred loans, it is possible that the Internal Revenue Service could deem preferred loans as distributions from the policy, thereby subjecting the loan amount to possible tax and penalties.

Termination of the Death Benefit Guarantee — Your policy makes available a death benefit guarantee period during which the policy will not lapse despite negative investment performance, provided you pay the minimum premium. Even if you have a death benefit guarantee, you must monitor the investment performance of the policy as you near the end of your death benefit guarantee period. It is possible for your policy to technically be in lapse, but be maintained by the death benefit guarantee. If this is the case, at the end of the death benefit guarantee period, your policy will lapse, subject to the 61 day grace period that begins on the due date of the monthly charges, during which time it will be necessary to make additional premium payments to maintain the policy. See the additional risks listed above for the impact of a lapsed policy.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in the respective portfolio’s prospectus. Please refer to each portfolio’s prospectus and read it carefully for more information before investing. Copies of each portfolio’s prospectus can be obtained by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the EDGAR System found at www.sec.gov. There is no assurance that any of the portfolios will achieve its stated investment objective.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy or transfer the cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Premium Expense Charge	Deducted from Premiums upon receipt.	2.9% of premiums for the first 20 policy years. In policy years 21 and later, this charge is reduced to 2.0%.

Premium Taxes	Deducted from Premiums upon receipt.	Variable depending on state of policy issue. Between 0% and 6%.

Surrender Fees	Deducted from the Accumulation Value during the first 15 policy years, in the event of a full surrender, partial surrender, lapse and decreases in stated amount. The charge also applies for 15 years following an increase in the stated amount, but only for the amount of the increase.	Maximum Surrender Charge $58.40 per $1000 of stated amount.(1) Minimum Surrender Charge $13.94 per $1000 of stated amount.(2)
Surrender Charge for a 45 year old male, non-tobacco user, in the standard risk class, with death benefit option A and $100,000 stated amount.(3)	Upon the surrender of the policy in the first year.	$3,200.00

Transfer Fees	Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon the transfer of values from one portfolio to another or to the General Account or from the General Account to a variable portfolio.	Maximum charge per transfer is $15.00(4)

Illustration Charge	Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon your request for a Policy illustration after issue.	Maximum charge is $100(5).

Annual report of policyholder’s account	Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon your special request for an annual report of your account.	Maximum charge is $100.

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Charge	When Charge is Deducted	Amount Deducted
Loan Interest	Charged annually on any amounts allocated to the loan collateral account. Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account.	Annual rate of 5.0% of loan account balance for regular loans and annual rate of 3.846% for preferred loans.

Reinstatement Fee	Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon reinstatement of policy within 5 years	Monthly cost of insurance from grace period plus 2 months policy charge.

Administrative Fee	Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon partial surrender	The lesser of $25 or 2% of the amount surrendered.

OPTIONAL RIDERS:

Lifetime Advantage Rider — Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness	Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon submission of a claim.(6)	Reduction of remaining death benefit by up to 10% of the amount taken under the rider.

Exchange of Life Insured — Allows the insured life to be changed	Charges at the time of the exchange. Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account.(6)	Charge is $75.00 per exchange.

(1)	The maximum surrender charge is for a 56 year old male, smoker surrendering during the first year of the Policy.

(2)	The minimum surrender charge is for a female, age 0 surrendering during the first year of the Policy.

(3)	These characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender and risk class. Surrender charges specific to your Policy can be obtained by calling us at 1-800-366-6654 or found in your Policy.

(4)	Currently $3.00 per transfer, with the first 4 transfers during any given policy year free.

(5)	Currently, standard, automated illustrations are provided at no charge. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations involving increase in death benefits, addition of new riders and cases in lapse pending.

(6)	Charge only applies if you have elected to add the specified rider to your Policy.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Deducted monthly from the Accumulation Value in proportion to allocations to the portfolios and the General Account.	Minimum $.05 per $1000 of stated amount(1) Maximum $83.33 per $1000 of stated amount(2)

Charge for a 45 year old male, non-tobacco user, in the Standard risk class with death benefit option A and a $100,000 stated amount.(3)		$.22 per $1000 of stated amount

Maintenance Fee	Deducted monthly from the Accumulation Value in proportion to allocations to the Portfolios and the General Account.	$7.00 per month.

Risk Charge	Deducted daily from the assets in the portfolios in proportion to allocations to the portfolios.	A charge equal to an annual rate of 0.75% of the Accumulation Value in the portfolio but not in the General Account. This amount may be reduced to 0.30% or 0.20% based on your policy’s Accumulation Value.

Death Benefit Guarantee Option	Deducted monthly from the Accumulation Value in proportion to allocations to the portfolios and the General Account.	$0.01 per $1000 of stated amount for the 10-year-or-to-age-70 guarantee $0.03 per $1000 of stated amount of the guarantee to maturity.

OPTIONAL RIDERS:

Term Rider — Provides additional death benefit on the life of the policyholder	Deducted monthly from the Accumulation Value in proportion to the allocations to the portfolios and the General Account.**	Maximum charge is $83.33 per $1,000 of stated amount.(4)
Minimum charge is $0.06 per $1,000 of stated amount.(5)
Representative purchaser is a male, age 45, non-smoker class		Charge for a Representative purchaser is $0.24 per $1,000 of stated amount.

Additional Insured Term — Provides additional death benefit on the life of another person	Deducted monthly from the Accumulation Value in proportion to the allocations to the portfolios and the General Account.**	Maximum Charge is $83.33 per $1,000 of stated amount.(6)
and		Minimum charge is $0.05 per $1,000 of stated amount.(7)
Spouse Term Rider — Provides additional death benefit on the life of the insured’s spouse

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Charge	When Charge is Deducted	Amount Deducted
Representative purchaser is a male, age 45, non-tobacco user in the standard class		Charge for a Representative purchaser is $0.24 per $1,000 of stated amount.

Family Term Life Insurance — Provides term insurance coverage on all current and future children	Deducted monthly from the Accumulation Value in proportion to the allocations to the portfolios and the General Account.**	Charge is $0.44 per $1,000 of coverage, regardless of number of children.

Continuation of Coverage Rider — Provides for payment of full death benefit past maturity date	Deducted monthly from the Accumulation Value in proportion to the allocations to the portfolios and the General Account.**	Maximum charge is $0.17 per $1,000 of stated amount.(8)
Minimum charge is $0.00 per $1,000 of stated amount.(9)
Representative purchaser is a male, age 45, non-smoker		Charge for a Representative purchaser is $.0003 per $1,000 of stated amount.

Accidental Death Benefit — Provides additional death benefit if insured’s sole cause of death is accident	Deducted monthly from the Accumulation Value in proportion to the allocations to the portfolios and the General Account.**	Maximum charge is $0.29 per $1,000 of stated amount.(10)
Minimum charge is $0.05 per $1,000 of stated amount.(11)
Representative purchaser is a male, age 45, non-smoker class		Charge for a Representative purchaser is $.077 per $1,000 of stated amount.

Guaranteed Purchase Option — Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability	Deducted monthly from the Accumulation Value in proportion to the allocations to the portfolios and the General Account.**	Maximum Charge is $0.19 per $1,000 of stated amount.(12) Minimum charge is $0.00 per $1,000 of stated amount.(13)
The representative purchaser is a 25 year old		Charge for a Representative purchaser is $0.10 per $1,000 of stated amount.

Waiver of Stipulated Premium for Total Disability — Credits a stipulated premium to the policy if insured is totally disabled	Deducted monthly from the Accumulation Value in proportion to the allocations to the portfolios and the General Account.**	Maximum Charge is $0.18 per $1.00 of stipulated premium.(14)
Minimum charge is $0.01 per $1.00 of stipulated premium.(15)
Representative purchaser is a male, age 45, non-smoker		Charge for a Representative purchaser is $0.03 per $1.00 of stipulated premium.

*	The cost of insurance varies based on individual characteristics. The cost of insurance charge shown in the table may not be representative of the charge that a particular policyholder will pay. Please contact your representative for a quote of what your charge would be. If you are not sure who your representative is, contact us at 1-800-366-6654 to find out your representative of record. Maximums will not exceed charges posted in the 1980 Commissioner’s Standard Ordinary Mortality table. The tables are adopted by the various Departments of Insurance to determine amounts necessary to calculate Cash Values and Policy reserves.

**	Charge only applies if you have elected to add the specified rider to your Policy.

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(1)	The minimum cost of insurance charge is for a female, age 0.

(2)	The maximum cost of insurance charge is for a male, smoker, age 99.

(3)	These characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender and risk class. Please contact your representative for a quote of what your charges would be.

(4)	Maximum charge is for a male, age 80, attained age 99, smoker class.

(5)	Minimum charge is for a female, age 18, preferred non-smoker class.

(6)	Maximum charge is for a male, age 99, smoker class.

(7)	Minimum charge is for a female, age 0, standard class.

(8)	Maximum charge is for a female, age 80, preferred non-smoker.

(9)	Minimum charge is for a male, age 18, smoker class.

(10)	Maximum charge is for a male, age 69, Table D rated class.

(11)	Minimum charge is for a female, age 0.

(12)	Maximum charge is for a 39 year old insured.

(13)	Minimum charge is for a 0 year old insured.

(14)	Maximum charge is for a male, age 59, smoker, Table D rated.

(15)	Minimum charge is for a female, age 18, non-smoker.

The following table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the contract. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets)

	Minimum	Maximum

(Expenses deducted from portfolio assets, including management fees, 12b-1 fees and other portfolio operating expenses.)	0.32%	4.21%

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General Description of Ohio National Life

Ohio National Life Assurance Corporation

We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain insurance policies that do not share in our investment performance. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico. Our address is One Financial Way, Cincinnati, Ohio 45242. We are obligated to pay amounts promised to the policyholder’s of our policies. Amounts in the separate accounts, however, are subject to market risk.

The Ohio National Life Insurance Company (“Ohio National Life”)

Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc., a holding company. It writes life insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $18.7 billion and equity in excess of $1.4 billion. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.

Ohio National Life and/or its affiliates may pay retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable contracts. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers’ registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable contracts and about the benefits of variable contracts generally. These additional amounts are paid from our profits, not deducted from the contract owners’ purchase payments.

Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time Ohio National Life has contracted with the broker-dealer for the distribution of our contracts. As with reimbursements, these payments are not deducted from contract owners’ purchase payments.

From time to time, Ohio National Life and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.

Ohio National Variable Account R (“VAR”)

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law, VAR’s assets are held exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAR’s assets are not chargeable with liabilities arising out of our other business.

We keep VAR’s assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR’s subaccounts.

VAR has subaccounts corresponding to each of the Funds listed in this prospectus. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

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The Portfolios

The operations of each portfolio, its investment adviser and its investment objectives and policies are described in the fund prospectus which should accompany this product prospectus. Net premiums under the policy may be allocated to the subaccounts of VAR which invest exclusively in portfolio shares. Accordingly, the accumulation values you allocate to the subaccounts will vary with the investment performance of the portfolios.

The value of each Fund’s investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, performance and charges, see the fund prospectuses. Copies of the fund prospectuses can be obtained from your agent or representative or by containing us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on their EDGAR System found at www.sec.gov. Read the prospectuses carefully before investing.

Periodically some of the Funds may be closed to future allocation of premium payments. This may be at the request of the Fund or based on a decision made by us. Advance written notice will be given to contract owners prior to any such closure.

Listed below are all of the portfolios available in your policy, its adviser and subadviser (if applicable) and investment objective:

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

Ohio National Fund
Equity Portfolio	(Legg Mason Capital Management, Inc.)(1)	Long-Term Growth Of Capital
Money Market Portfolio	Ohio National Investments, Inc.	Maximum Current Income Consistent with Preservation of Principal and Liquidity
Bond Portfolio	Ohio National Investments, Inc.	High Level Of Income And Opportunity for Capital Appreciation Consistent With Preservation Of Capital
Omni Portfolio	Ohio National Investments, Inc.	Long-Term Total Return Consistent With Preservation Of Capital
International Portfolio	(Federated Global Investment Management Corp.)(1)	Total Return
International Small Company Portfolio	(Federated Global Investment Management Corp.)(1)	Long-Term Growth Of Capital
Capital Appreciation Portfolio	(Jennison Associates, LLC)(1)	Long-Term Growth Of Capital
Millennium Portfolio	(Neuberger Berman Management Inc.)(1)	Capital Growth
Aggressive Growth Portfolio	(Janus Capital Management LLC)(1)	Long-Term Capital Growth
Small Cap Growth Portfolio	(Janus Capital Management LLC)(1)	Long-Term Capital Appreciation
Mid Cap Opportunity Portfolio	(RS Investment Management Co LLC)(1)	Long-Term Total Return
Capital Growth Portfolio	(Eagle Asset Management, Inc.)(1)	Long-Term Capital Appreciation
S&P 500® Index Portfolio	Ohio National Investments, Inc.	Total Return Approximating The Standard & Poor’s 500® Index
High Income Bond Portfolio	(Federated Investment Management Company)(1)	High Current Income
Strategic Value (formerly Blue Chip) Portfolio	(Federated Equity Management Company of Pennsylvania)(1)	Growth Of Capital And Income
Nasdaq 100® Index Portfolio	Ohio National Investments, Inc.	Long-Term Growth Of Capital

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Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

Bristol Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
Bryton Growth Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
Balanced Portfolio	(ICON Advisers, Inc.)(1)	Capital Appreciation and Income
U.S. Equity Portfolio	(ICON Advisers, Inc.)(1)	Capital Appreciation
Income Opportunity Portfolio	(ICON Advisers, Inc.)(1)	Modest Capital Appreciation and to Maximize Realized Gains
Target VIP Portfolio	(First Trust Advisors L.P.)(1)	Above Average Total Return
Target Equity/Income Portfolio	(First Trust Advisors L.P.)(1)	Above Average Total Return
Calvert Variable Series, Inc.
Social Equity Portfolio	(Atlanta Capital Management Company, LLC)(2)	Growth of Capital
Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	(Fayez Sarofim & Co.)(3)	Long-Term Capital Growth consistent with capital preservation
Fidelity Variable Insurance Products Fund/Service Class 2
VIP Contrafund Portfolio	(FMR Co., Inc.)(4)	Long-Term Capital Appreciation
VIP Mid Cap Portfolio	(FMR Co., Inc.)(4)	Long-Term Growth Of Capital
VIP Growth Portfolio	(FMR Co., Inc.)(4)	Capital Appreciation
VIP Equity-Income Portfolio	(FMR Co., Inc.)(4)	Reasonable Income
Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
Franklin Income Securities Fund	Franklin Advisers, Inc.	Maximize Income While Maintaining Prospects for Capital Appreciation
Franklin Flex Cap Growth Securities Fund	Franklin Advisers, Inc.	Capital Appreciation
Templeton Foreign Securities Fund	(Franklin Templeton Investment Management Limited)(5)	Long-Term Capital Growth
Goldman Sachs Variable Insurance Trust (Institutional Shares)
Goldman Sachs Growth and Income Fund	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital And Growth Of Income
Goldman Sachs Structured U.S. Equity Fund	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital And Dividend Income
Goldman Sachs Capital Growth Fund	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital
J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Portfolio	J.P. Morgan Investment Management, Inc.	Growth From Capital Appreciation
JPMorgan Small Company Portfolio	J.P. Morgan Investment Management, Inc.	High Total Return
Janus Aspen Series
International growth Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital
Large Cap Growth Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital In A Manner Consistent With Preservation Of Capital

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Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

Worldwide Growth Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital In A Manner Consistent With The Preservation Of Capital
Balanced Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital In A Manner Consistent With The Preservation Of Capital and Balanced by Current Income
Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement U.S. Small Cap Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Lazard Retirement Emerging Markets Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Lazard Retirement International Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Legg Mason Partners Variable — Equity Trust (Class I)
Legg Mason Partners Variable Fundamental Value Portfolio (successor to All Cap Portfolio)	(ClearBridge Advisors, LLC)(6)	Long-Term Capital Growth With Current Income As A Secondary Consideration
Legg Mason Partners Variable Capital and Income Portfolio (successor to Total Return Portfolio)	(ClearBridge Advisors, LLC, Western Asset Management Company Limited and Western Asset Management Company)(6)	Total Return
Legg Mason Partners Variable Investors Portfolio	(ClearBridge Advisors, LLC)(6)	Long-Term Growth of Capital With Current Income As A Secondary Consideration
MFS Variable Insurance Trust (Service Class)
MFS® New Discovery Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Investors Growth Stock Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Mid Cap Growth Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Total Return Series	Massachusetts Financial Services Company	Total Return
Neuberger Berman Advisers Management Trust (S Class Shares)
Advisers Management Trust Regency Portfolio	Neuberger Berman Management, Inc.	Growth of Capital
PIMCO Variable Insurance Trust
Real Return Portfolio	Pacific Investment Management Company LLC	Maximum Real Return, Consistent With Preservation of Real Capital and Prudent Investment Management
Total Return Portfolio	Pacific Investment Management Company LLC	Maximum Total Return, Consistent With Preservation of Real Capital and Prudent Investment Management

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Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

Global Bond Fund	Pacific Investment Management Company LLC	Maximum Total Return, Consistent With Preservation of Real Capital and Prudent Investment Management
The Prudential Series Fund, Inc.
Jennison Portfolio	Jennison Associates LLC	Long-Term Growth Of Capital
Jennison 20/20 Focus Portfolio	Jennison Associates LLC	Long-Term Growth Of Capital
Royce Capital Fund, Inc.
Royce Micro-Cap Portfolio	Royce & Associates, LLC	Long-Term Growth Of Capital
Royce Small Cap Portfolio	Royce & Associates, LLC	Long-Term Growth Of Capital
(Van Kampen) The Universal Institutional Funds, Inc. (Class II)
U.S. Real Estate Portfolio	Van Kampen(7)	Above Average Current Income and Long-term Capital Appreciation
Core Plus Fixed Income Portfolio	Van Kampen(7)	Above Average Total Return Over a Market Cycle of Three to Five Years
International Growth Equity Portfolio	Van Kampen(7)	Long-Term Capital Appreciation
Capital Growth Portfolio	Van Kampen(7)	Long-Term Capital Appreciation

(1)	Subadviser to Ohio National Investments, Inc.
(2)	Subadviser to Calvert Asset Management Company, Inc.
(3)	Subadviser to The Dreyfus Corporation.
(4)	Subadviser to Fidelity Management & Research Company
(5)	Subadviser to Templeton Investment Counsel, LLC
(6)	Subadviser to Legg Mason Partners Fund Advisor, LLC
(7)	Morgan Stanley Investment Management, Inc., the investment adviser to these portfolios, does business in certain instances as Van Kampen.

The General Account

By virtue of exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and are not subject to the Securities and Exchange Commission’s regulatory oversight.

General Description

The General Account consists of all assets we own other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of the variable account. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account. Consequently, if you pay the planned premiums, allocate all net premiums only to the General Account and make no transfers, partial surrenders, or policy loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the General Account to VAR are partially restricted and allocation of substantial sums to the General Account reduces the flexibility of the policy.

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Accumulation Value

The accumulation value in the General Account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the General Account, minus a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the General Account will not be less than the amount of the net premiums allocated or accumulation value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the General Account in connection with partial surrenders and loans and interest thereon or transfers to VAR or the loan collateral account.

We guarantee that interest credited to your accumulation value in the General Account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The policyholder assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The accumulation value in the General Account will be calculated on each valuation date.

Voting Rights

We will vote the Fund shares held in the various subaccounts of VAR at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your policy’s accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. There is no minimum number of policyholders required to reach a quorum. We will vote Fund shares attributable to policies as to which no instructions are received, and any Fund shares held by VAR which are not attributable to policies, in proportion to the voting instructions which are received with respect to policies participating in VAR. As a result, a small number of policyholders may determine the outcome of a vote submitted to the Fund by VAR. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory policy of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a policyholder in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAR or would result in the purchase of securities for VAR which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

Charges

We make charges against or deductions from premium payments, accumulation values and policy surrenders in the manner described below.

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Premium Expense Charge

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to your current premium allocation choices. The premium expense charge has two components:

Distribution Charge.  The policy is subject to a charge of 2.9% of premiums paid in the first 20 years reducing to 2.0% in years 21 and later. This charge is intended to help defray the costs attributable to this policy including distribution, printing and advertising.

State Premium Tax.  Your premium payments will be subject to the state premium tax and/or any other state or local charges levied against to your policy. Currently, most state premium taxes range from 0% to 6%.

Monthly Deduction

As of the policy date and each subsequent process day, we will deduct from the accumulation value of your policy and in proportion to the values in your various subaccounts and the General Account, a monthly deduction to cover certain charges and expenses incurred in connection with the policy.

The monthly deduction consists of:

•	the cost of insurance,

•	a maintenance fee of $7 for the cost of establishing and maintaining policy records and processing applications and notices,

•	a risk charge for the risk associated with the death benefit guarantee, and

•	the cost of additional insurance benefits provided by rider.

•	Pennsylvania policies are also assessed a 0.20% annual insurance charge.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, and rate class. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i)	is the cost of insurance rate as described in the policy. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. Such rates for smokers and non-smokers are based on the 1980 Commissioner’s Standard Ordinary, Male or Female, Smoker or Nonsmoker, age near birthday mortality table. The cost of insurance charge is guaranteed not to exceed such table rates for the insured’s risk class;

(ii)	is the death benefit at the beginning of the policy month divided by 1.0032737 (the monthly equivalent of the guaranteed rate in the General Account); and

(iii)	is accumulation value at the beginning of the policy month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

The monthly charge for the death benefit guarantee is $0.00, $0.01, or $0.03 per $1,000 of your stated amount, depending upon which death benefit guarantee period you choose.

Not all of your premium payments are allocated to your cash value. In addition to the deduction of charges, investment performance will impact the amount you pay for certain charges. Not paying premiums will result in reduced cash value, thereby affecting the charges assessed to your Policy.

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Risk Charge

Your accumulation value in VAR, but not your accumulation value in the General Account, will also be subject to a risk charge, deducted in proportion to the values in your various subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the policy. Such charge will be assessed daily against each of the variable subaccounts at an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

Your risk charge will be reduced based upon your policy Accumulation value. In the event your policy Accumulation cash value exceeds four times the premium indicated on page 6A of your policy, (hereinafter “indicated premium”) then the risk charge will be assessed daily at an annual rate of 0.30% (0.25% for Pennsylvania policies) against each of the variable subaccounts, for the amount in excess of four times the indicated premium. In the event your policy Accumulation value exceeds eight times the indicated premium, the risk charge will be assessed daily at the annual rate indicated above for the amount up to four times the indicated premium, and daily at an annual rate of 0.20% (0.10% for Pennsylvania policies) against each variable subaccount for the policy amount in excess of eight times the indicated premium.

Surrender Fees

After the free look period and during the early years of your policy and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders.

If you surrender your policy in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value. If you decrease the stated amount of your policy while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

The following is a chart showing the maximum surrender charge applicable to the policy. Because the surrender charge is based on your age, sex, rating classification and the length of time you have held your policy, your actual surrender charge may be significantly less.

	Maximum Surrender Charges Per $1,000 Of Stated Amount
	Male		Female
Age	Nonsmoker	Smoker	Nonsmoker	Smoker

0-20	$17.80	$20.00	$16.71	$17.78
21-30	21.32	24.62	19.86	21.51
31-40	27.46	32.89	24.98	27.60
41-50	38.03	46.90	33.36	37.20
51-60	57.28	58.40	48.02	53.32
61-70	58.23	58.12	58.20	58.31
71-80	57.51	57.60	57.62	57.63

Partial surrenders in any policy year totaling 10% or less of the cash surrender value of your policy as of the end of the previous policy year are not subject to any surrender charge. Partial surrenders in any policy year in excess of 10% of the cash surrender value of your policy as of the end of the previous policy year will be subject to the surrender charges equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a policy which now has, and at the end of the previous policy year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the policy is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total surrender charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew and the applicable administrative fee.

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Transfer and Administrative Fees

A transfer fee (currently $3 and guaranteed not to exceed $15) will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the General Account. Currently, the Company is not assessing this charge on the first four transfers made in any policy year. Other restrictions may apply to transfers. Please see “Transfers” and “Excessive Trading and Market Timing” for information on other potential restrictions. For partial surrenders, an administrative fee will be charged equal to the lesser of $25 or 2% of the amount surrendered.

Illustration Charge and Charge for Annual Report of Account Status

A fee, not to exceed $100, may be charged for any illustration of benefits and values that you may request after the issue date or for special requests for an annual report of your account status. Currently, standard, automated illustrations are provided at no charge. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations involving increase or decrease in death benefits, addition of new riders, cases in lapse pending, cancellations and death benefit type changes.

Loan Interest

We charge you interest in advance on loans you take from your policy values. The annual rate is 5.0% of loan account balance for regular loans and 3.846% for preferred loans.

Reinstatement Fee

A reinstatement fee, as described in the “Transaction Fees” table, will be imposed if you request reinstatement of your policy within five years of a lapse.

Other Charges

We may also charge the assets of each portfolio and the General Account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Funds pay certain fees and expenses from Fund assets. These fees and expenses are reflected in your unit values. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio’s average daily net assets during the month for which the fees are paid. The charges are detailed in the Funds’ prospectuses.

General Description of the Policy

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Policyholder is the insured unless the application specifies a different person as the insured or the Policyholder is changed thereafter. While the insured is living, the Policyholder may exercise all of the rights and options granted in the Policy, with the consent of any irrevocable beneficiary and subject to the terms of any assignment of the Policy. Your principal rights as Policyholder are as follows:

•	to appoint or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

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•	to change the Policyholder of the Policy; and

•	to change the face amount of the Policy.

No appointment or change in appointment of a Policyholder will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

Allocation of Premiums

In the policy application, you may direct the allocation of your net premium payments among up to 18 investment options, including the subaccounts of VAR and the General Account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your policy application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the General Account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the General Account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

Transfers

You may transfer the accumulation value of your policy among the subaccounts of VAR and to the General Account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a transfer fee of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a policy year. Such fee is guaranteed not to exceed $15 in the future.

Transfers from the General Account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the General Account as of the end of the previous policy year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any policy year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio’s securities on short notice could be detrimental to that portfolio and to policyholders with values allocated to the corresponding subaccount. To protect the interests of all policyholders we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day’s total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.

If and when transfers must be so limited, some transfers will not be made. In determining which transfers will be made, scheduled transfers will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. This policy will be applied uniformly without exception. If your transfers are not executed, we will notify you first by telephone, then by mail if we are unable to contact you by telephone. Current rules of the Commission preclude us from processing at a later date those requests that were not honored. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not honored because of these limitations.

We will process a transfer at the end of the valuation period on which we receive your request in good order. For example, if we receive your request in good order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the amount of accumulation value you have available to transfer will be

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based on that day’s price. Please see “Accumulation Unit Values” and “Determination of Variable Accumulation Values” for more information regarding the calculation of your accumulation value.

Electronic Access

If you give us authorization, your Policy and unit values and interest rates can be checked by telephoning us at 1-800-366-6654, #1 or by accessing our web site at any time at www.Ohionational.com. You may also make transfers and change allocations on our web site. You may only make one electronic, facsimile or telephone (collectively, “electronic”) transfer per day.

We will honor pre-authorized electronic transfer instructions from anyone who provides the personal identifying information requested. We will not honor electronic transfer requests after we receive notice of your death. For added security, we send the policyholder a written confirmation of all electronic transfers. However, if we cannot complete a transfer as requested, our customer service representative will contact the policyholder in writing sent within 48 hours of the electronic request. You may think that you have limited this access to yourself, or to yourself and your representative. However, anyone giving us the necessary identifying information can use electronic access once you authorize it.

We reserve the right to limit or restrict electronic access in any form at any time as to any policyholder.

Please note that telephone and/or other means of electronic communication may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, your agent’s or ours can experience inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent our receipt and processing of your requests. Although we have taken precautions and have emergency contingency plans to limit these problems, we cannot promise complete reliability under all circumstances. If you experience such problems, you should make your transfer request by writing to our home office.

Excessive Trading and Market Timing

We discourage excessive trading and market timing through your policy and have policies and procedures in place with respect to such activities. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The policy and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict or reject purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been rejected. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the rejected transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.

The first time the policyholder is determined to have traded excessively, we will notify the policyholder in writing that his or her policy will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or otherwise made public.

Upon the second instance of excessive trading, the policyholder will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

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Upon the third instance of excessive trading, transfers of policy values will only be permitted into the money market portfolio and all transfer privileges will be suspended. If a policyholder decides to surrender the policy following suspension of transfer privileges, the policyholder will incur the resulting surrender charge.

We may, in our sole discretion, take any policy off of the list of monitored policies, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of our policies related to excessive trading and market timing as described in this section will be applied to all policyholders uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, we may place a policy on the list of monitored policies despite the fact the policyholder has not exceeded the established transfer limits. You may be deemed to have traded excessively, even if you have not exceeded the number of free transfers permitted by your policy.

Some of the factors we may consider when determining whether or not to place a policy on the list of monitored policies may include, but not be limited to:

•	The number of transfers made in a defined period;

•	The dollar amount of the transfer;

•	The total assets of the portfolios involved in the transfer;

•	The investment objectives of the particular portfolios involved in your transfers; and/or

•	Whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Policyholders who have not engaged in market timing or excessive trading may also be prevented from transferring policy values if we, or the portfolios, believe that an intermediary associated with the policyholder’s account has otherwise been involved in market timing or excessive trading on behalf of other policyholders. Likewise, policyholders who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Policyholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such policyholders or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the portfolios may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those policyholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.

Pursuant to rules adopted by the Securities and Exchange Commission, we are required to enter into agreements with the Funds which require us to provide the Funds, upon their request, with certain information including taxpayer identification numbers of policyholders and the amounts and dates of any purchase, redemption, transfer or exchange requests by policyholders. We are also required to restrict or prohibit further purchases or exchange requests into the Funds by a policyholder upon instruction from the Funds.

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Conversion

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the General Account. After such a transfer, values and death benefits under your policy will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our Home Office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your policy. Transfers of accumulation value to the General Account in connection with such a conversion will be made without charge.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy or the VAR comply with any law or regulation issued by a governmental agency to which we are subject;

•	to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or other Federal or state laws relating to variable life policies;

•	to reflect a change in the operation of the VAR; or

•	to provide additional subaccount and/or Guaranteed Account options.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

Free Look Period

You have the right to examine and cancel your Policy by returning the Policy to us (or to the agent who sold it) on or before 20 days after you receive the Policy. There may be longer or shorter periods in some jurisdictions. See the “Free Look” provision of your Policy. If you decide to cancel the Policy during the Free look period, we will treat the Policy as if we never issued it. We will refund monies owed within 7 days after we receive the returned Policy at our Home Office. Because initial premium payments are held in the Money Market Portfolio for a period of time, there is generally little market gain or loss during the free look period, to the extent there is, your state’s laws will determine if you are subject to the market risk of the requirement to return accumulation value instead of full refund of premiums.

If you live in a state that requires us to return a full refund of premium, we will refund the greater of:

•	your entire payment; or

•	the accumulation value plus deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed.)

If you live in a state that requires us to return accumulation value, we will refund:

•	your accumulation value as of the date we receive the returned Policy, plus

•	any deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed).

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

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Free Look for Increases in Face Amount

Similarly, after an increase in face amount, we will mail or deliver to you a free look notice for the increase. You will have the right to cancel the increase on or before 20 days after you receive the notice. If you cancel the increase, you will receive a credit to your accumulation value of the charges deducted for the increase.

State Variations

Any state variations in the Policy are described in a special policy form for use in that state. This prospectus provides a general description of the Policy. Your actual Policy and any endorsements and riders are the controlling documents. If you would like to receive a copy of your Policy and any of its endorsements and riders, contact our Home Office.

Withholding Payment after Premium Payment

We may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

Other Policies

We offer other variable life insurance policies that may invest in the same portfolios of the Funds. We also offer a full line of traditional life insurance and fixed and variable annuity contracts through our affiliated company, The Ohio National Life Insurance Company. For more information about these policies or contracts, please contact us or your agent.

Premiums

Purchasing a Policy

To purchase a Policy, you must submit a completed application to us through one of our licensed agents who is also a registered representative of a registered broker-dealer who has a selling arrangement with Ohio National Equities, Inc. (“ONEQ”).

The minimum initial amount of insurance coverage (or face amount) is $50,000. The Policy will generally not be issued to anyone over the age of 80.

An initial premium is required to purchase a policy. The initial premium is allocated to the Money Market Portfolio until the first process day following the issue date, at which time your initial allocation will take effect. In addition, you must pay a minimum premium to keep the death benefit guarantee in effect during the death benefit guarantee period. The death benefit guarantee is discussed in more detail later in this prospectus. You must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the policy specification page multiplied by the number of policy months the policy has been in effect. If you fail to meet this requirement, the death benefit guarantee is no longer in effect and may generally not be reinstated. For purposes of determining whether you have met the cumulative total premium requirement, we will consider your cumulative total premium payments to be an amount equal to the payments you have actually made minus any policy loans and partial surrenders. The monthly minimum premium indicated on the specification page of your policy will remain a level amount until you reach the end of the death benefit guarantee period shown on the specification page. The monthly minimum premium will increase with any increase in the stated amount and decrease with any decrease in the stated amount. The monthly minimum premium may also be changed upon any other type of policy change. You choose the death benefit guarantee period from among the available periods. Currently there are three different periods available: five years; to age 70 (or 10 years, if later); or to maturity. Not all options are available in all states.

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We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the policy, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.

To aid you in formulating your insurance plan under the policy, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. You do not have to follow the planned premium, as it is only a planning device. Paying the planned premium does not guarantee that the policy will not lapse, unless the policy is within the guaranteed death benefit period.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy, while leaving sufficient cash surrender value in the Policy to pay the monthly charges and deductions. You may be required to pay additional premiums to keep the Policy from lapsing. Anyone considering using the Policy as a source of tax-free income by taking out policy loans should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in such a strategy.

Lapse

Provided you pay the minimum premiums required to maintain the death benefit guarantee, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premiums, the death benefit guarantee expires. Without the death benefit guarantee, the policy will remain in force only as long as the cash surrender value, less any outstanding policy indebtedness, is sufficient to pay the next monthly deduction. When the cash surrender value will not pay the next monthly deduction, you will have a 61 day grace period in which to increase your cash surrender value by paying additional premiums. The grace period begins on the process day upon which the policy goes into lapse pending status. We will notify you in writing that your policy has entered the 61 day grace period. If you do not pay sufficient additional premiums during the grace period, the policy will lapse and terminate without value.

Reinstatement

Once a policy has lapsed, you may request reinstatement of the policy any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement fee are required for reinstatement. While we may reinstate your policy, we generally will not reinstate the death benefit guarantee. Your cost of insurance will generally be higher for a reinstated Policy.

Replacing Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only if you determine that this Policy is better for you. You may have to pay a surrender charge on your existing insurance, and this Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the Policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

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Applying For A Policy

After receiving a completed application from a prospective Policyholder, we will begin the underwriting process to decide the insurability of the proposed insured. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We may require medical examinations and other information before deciding insurability. We will issue a Policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.

If a prospective Policyholder makes an initial payment of at least one minimum monthly payment, we will provide temporary insurance during underwriting. The temporary insurance will be the insurance applied for, up to a maximum of $1,000,000, depending on the age and underwriting class of the proposed insured. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. If death is by suicide during this coverage, we will return only the premium paid.

If you have made premium payments before we issue the Policy, but no temporary insurance is in effect because of the 90 day limit discussed above, we will allocate those premium payments to a non-interest bearing account. If the Policy is not issued and accepted, we will return premium payments to the payor of the premium payments without interest.

When Insurance Coverage Takes Effect

We will issue the Policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. Full insurance coverage under the Policy will take effect when the Policy has been issued and only if the minimum initial premium also has been paid. This is the Policy date that we use to measure monthly processing dates, Policy Years and Policy Anniversaries. We begin to deduct monthly charges from your accumulation value on the Policy date.

Accumulation Unit Values

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your policy with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount’s units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each subaccount’s unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

Determination of Variable Accumulation Values

Your accumulation value in VAR may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in VAR.

The accumulation value of your policy will be calculated initially on the later of the issue date or when we first receive a premium payment. After that, it is calculated on each valuation date. Valuation dates are typically days when the New York Stock Exchange is open for unrestricted trading. On the initial valuation date, your accumulation value will equal the initial premium paid minus the premium expense charge and the first monthly

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deduction. On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in (2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

(1)	is the sum of each subaccount’s accumulation value as of the previous valuation date multiplied by each subaccount’s net investment factor for the current valuation period;

(2)	is net premiums allocated to VAR;

(3)	is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the General Account;

(4)	is interest on policy indebtedness credited to the variable subaccounts;

(5)	is transfers to the loan collateral account in connection with policy loans and reallocations of accumulation value to the General Account;

(6)	is any partial surrender made (and any surrender charge imposed); and

(7)	is the monthly deduction.

Net Investment Factor

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a ÷ b) – c where:

(a)	is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

(b)	is the value of the assets of the subaccount at the end of the preceding valuation period; and

(c)	is a charge no greater than 0.75% on an annual basis for mortality and expense risks. This amount may be reduced, depending on your policy’s cash value.

Death Benefits and Policy Values

As long as the policy remains in force we will, upon receipt of due proof of the insured’s death, pay the policy proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date.

Unless a settlement option is elected, the proceeds will be paid according to your beneficiary’s selection from the settlement options listed in the policy. We offer both beneficiaries and policyholders a wide variety of settlement options listed in the policy. If no selection is made, the proceeds will be paid in a lump sum.

Settlement Options

In addition to a lump sum payment of benefits under the policy, any proceeds may be paid in any of the five methods described in your policy. The five settlement options are (i) Proceeds at interest (ii) Payment for a period of time (iii) Life Income (iv) Payment of Certain amount or (v) Joint and Survivor life income. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our Home Office. Any amount left with us for payment under a settlement option will be transferred to the General Account. During the

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life of the insured, the policyholder may select a settlement option. If a settlement option has not been chosen at the insured’s death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the policyholder requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We can change the interval of payments if necessary to increase the payments to at least $25 each.

The policy provides for two death benefit plans:  a level plan (“Plan A”) and a variable plan (“Plan B”). Generally, you designate the death benefit plan in your policy application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the policy remains in force, the death benefit under either plan will never be less than the stated amount of the policy.

Plan A — Level Benefit

The death benefit is the greater of:

•	the policy’s stated amount on the date of death, or

•	the death benefit determined by the corridor percentage test.

The death benefit determined by the corridor percentage test equals the accumulation value of the policy on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:

Attained	Corridor	Attained	Corridor	Attained	Corridor	Attained	Corridor
Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

40 & below	150%	52	71%	64	22%	91	4%
41	143	53	64	65	20	92	3%
42	136	54	57	66	19	93	2%
43	129	55	50	67	18	94	1%
44	122	56	46	68	17	95 & above	0%
45	115	57	42	69	16
46	109	58	38	70	15
47	103	59	34	71	13
48	97	60	30	72	11
49	91	61	28	73	9
50	85	62	26	74	7
51	78	63	24	75-90	5

Illustration of Plan A.  Assume that the insured’s attained age at time of death is 40 and that the stated amount of the policy is $100,000.

Under these circumstances, any time the accumulation value of the policy is less than $40,000.00, the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000.00, the death benefit will be greater than the policy’s $100,000.00 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000.00 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000.00, each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000.00 to $40,000.00, the death benefit will be reduced from $120,000.00 to $100,000.00. However, further reductions in the accumulation value below the $40,000.00 level will not affect the death benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the death benefit.

In the foregoing example, the breakpoint of $40,000.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding

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determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

Plan B — Variable Benefit

The death benefit is equal to the greater of:

•	the stated amount plus the accumulation value on the date of death, or

•	the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B.  Again assume that the insured’s attained age at the time of death is 40 and that the stated amount of the policy is $100,000.00.

Under these circumstances, a policy with accumulation value of $20,000.00 will have a death benefit of $120,000.00 ($100,000.00 + $20,000.00). An accumulation value of $60,000.00 will yield a death benefit of $160,000.00 ($100,000.00 + $60,000.00). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the policy’s accumulation value. As a result, if the accumulation value of the policy exceeds $66,667.00, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667.00 will increase the death benefit by $2.50. Under this illustration, a policy with an accumulation value of $80,000.00 will provide a death benefit of $200,000.00 ($80,000.00 + (150% (x) $80,000.00)).

Similarly, to the extent that accumulation value exceeds $66,667.00, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000.00 to $68,000.00, the death benefit will be reduced from $200,000.00 to $170,000.00.

In the foregoing example, the breakpoint of $66,667.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

Change in Death Benefit Plan

Generally, after the second policy year, you may change your death benefit plan on any process day by sending us a written request. We may, in our discretion, refuse to accept a change in death benefit plan that will disqualify the policy as a life insurance contract under the Code. Changing death benefit plans from Plan B to Plan A will not require evidence of insurability. Changing death benefit plans from Plan A to Plan B may require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher accumulation value, you should elect the Plan A death benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B policy with a $100,000.00 stated amount and $20,000.00

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accumulation value ($120,000.00 death benefit) would be converted to a Plan A policy with $120,000.00 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the policy on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. For a given stated amount, the death benefit will be greater under Plan B than under Plan A, but the monthly deduction will be greater under Plan B than under Plan A. Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be.

Death Benefit Guarantee

We guarantee that the policy will not lapse during the death benefit guarantee period provided you pay the minimum premium. The amount of any policy loans and partial surrenders will count against the cumulative total premium payments you have made. (See “Premiums.”) Accordingly, as long as the death benefit guarantee is in effect, the policy will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction. A charge per $1,000 of stated amount will be made for each month the death benefit guarantee is in effect. The charge is $0.00 if you choose a 5 year guarantee; $0.01 if you choose the guarantee to the later of age 70 or 10 years, or $0.03 if you choose the guarantee to maturity. (Only the 5 year guarantee is available in Massachusetts and Texas.)

If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guarantee may not be reinstated once it has been lost.

Changes in Stated Amount

Subject to certain limitations, you may at any time after the first policy year increase your policy’s stated amount or decrease your stated amount by sending us a written request. We may limit you to two such changes in each policy year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect those charges assessed on a per $1000 of stated amount disclosed in the fee tables and surrender charges.

Increases.  An increase is treated similarly to the purchase of a new policy. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase. The minimum premium required to maintain the death benefit guarantee will be increased upon an increase in stated amount.

After an increase, a portion of your premium payments will be allocated to the increase. The allocated amounts will be in the same proportion to your total premium payments as the guideline annual premium for the increase is to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

Only the increase in stated amount will be subject to the additional surrender charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your policy.

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Decreases.  You may decrease your stated amount after the first policy year from the issue date or the date of any increase, subject to the following limitations:

•	The stated amount after any requested decrease may not be less than the minimum stated amount of $50,000.

•	We will not permit a decrease in stated amount if the policy’s cash value is such that reducing the stated amount would cause the policy to cease to be life insurance as determined by the corridor percentage test.

•	We will not permit a decrease in stated amount if the decrease would disqualify the policy as life insurance under the Code.

If you decrease your stated amount, we will deduct any applicable surrender charge from your accumulation value. For purposes of calculating the amount of that surrender charge and the cost of insurance charge on your remaining coverage, a decrease in stated amount will reduce your existing stated amount in the following order:

•	the stated amount provided by your most recent increase,

•	your next most recent increases successively, and

•	your initial stated amount.

The minimum premium required to maintain the death benefit guarantee will be reduced upon a decrease in stated amount.

Surrenders and Partial Surrenders

As an alternative to obtaining access to your accumulation value by using the loan provisions, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Partial or full surrenders, however, may involve tax liability.

You may surrender your policy in full at any time by sending a written request on a form acceptable to us together with the policy to our home office. The cash surrender value of the policy equals the accumulation value less any applicable surrender charges. Increases in stated amount carry their own surrender charge period, therefore, the total surrender charge may vary based on the total number of increases during the policy period. Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for surrender is received. For example, if we receive your request in good order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the proceeds will be determined using that day’s price. Proceeds will generally be paid within seven days of receipt of a request for surrender.

After the first year after the issue date, you may obtain a portion of your accumulation value upon partial surrender of the policy. Partial surrenders cannot be made more than twice during any policy year. The amount of any partial surrender may not exceed the cash surrender value, minus:

•	any outstanding policy indebtedness,

•	an amount sufficient to cover the next two monthly deductions, and

•	the administrative fee of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your policy by the amount of any gross partial surrender, which is equal to the amount disbursed plus the administrative fee plus any applicable surrender charge. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount. We will also treat your cumulative total premium payments as having been reduced by the amount of any partial surrender, which could cause the death benefit guarantee to lapse.

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Under Plan A, a partial surrender reduces your stated amount. Such a surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your policy are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $50,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the next most recent increases successively, then the initial stated amount.

Under Plan B, a partial surrender reduces your accumulation value. Such a reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.

If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage. You should consider the impact of the policy ceasing to be life insurance in this instance.

During the first 15 policy years and for 15 years after the effective date of an increase, a partial surrender charge in addition to the administrative fee of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any policy year that exceeds 10% of the cash surrender value as of the end of the previous policy year.

Loans

After the first policy year, you may borrow up to the loan value of your policy by sending a written request on a form acceptable to us to our Home Office. The loan value is the cash surrender value less the cost of insurance charges on your policy to the end of the current policy year. The loan value will never be less than 90% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See “Surrenders and Partial Surrenders — Postponement of Payments”.) In some circumstances, loans may involve tax liability. (See “Taxes”.)

When a loan is made, accumulation value in an amount equal to the loan will be taken from the General Account and each subaccount in proportion to your accumulation value in the General Account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Such interest is credited to the subaccounts and the General Account in accordance with the premium allocation then in effect.

We charge you interest on loans you take from your policy values. The rate we deduct from your loan proceeds is 5.0%. This amount is equivalent to an annual rate of 5.26% if the interest was paid at the end of the year. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the policy year. At the beginning of each subsequent policy year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the General Account and each subaccount to pay the interest for the following policy year. The allocation will be in proportion to your accumulation value in each subaccount.

You may repay a loan at any time, in whole or in part, before we pay the policy proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any loan interest due and planned premium will be applied to reduce or repay such loan. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the General Account, until the amount borrowed from the General Account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the General Account according to the premium allocation then in effect.

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Any outstanding policy indebtedness will be subtracted from the proceeds payable at the insured’s death and from cash surrender value upon complete surrender or maturity. We will also treat your cumulative total premium payments as having been reduced by an amount equal to the loan, which could cause the death benefit guarantee to lapse.

A loan, whether or not repaid, will have a permanent effect on a policy’s cash surrender value (and the death benefit under Plan B policies) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, policy values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, policy values will be higher than they would have been had no loan been made.

Preferred Loans

A preferred loan is available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value minus an amount to cover monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount not greater than 10% of the gross loan value. The total amount of the preferred loan amount may never exceed the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if the interest was paid at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Certain policy loans may result in currently taxable income and tax penalties. If you are considering the use of policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the policy from lapsing. The amount of the premium payments necessary to keep the policy from lapsing will increase with your age.

Postponement of Payments

Payment of any amount upon a complete or partial surrender, a policy loan, or benefits payable at death or maturity may be postponed whenever:

•	the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

•	the Commission by order permits postponement for the protection of policyholders; or

•	an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAR’s net assets.

We may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

Lapse and Reinstatement

Provided you pay the minimum premium and thereby keep the death benefit guarantee in effect, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premium and, as a result, the death benefit guarantee is not in effect, the policy will remain in force as long as the cash surrender value less any policy indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any policy indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapsing. The 61-day grace period begins on the due date for the

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monthly charges. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any policy indebtedness to cover the monthly deduction for two policy months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period begins when we mail the notice. The policy will continue in force throughout the grace period, but if the required premium is not received in our Home Office by 4:00 p.m. Eastern Time on the last day of the grace period, the policy will terminate without value at the end of the grace period. If the last day of the grace period is a Saturday, Sunday or a federal holiday, the required premium must be received in our Home Office by 4:00 p.m. Eastern Time the prior business day. If you die during the grace period, the death benefit will be reduced by the amount of any unpaid monthly deduction. However, the policy will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.

Reinstatement

If the policy lapses, you may apply for reinstatement anytime within five years. Your policy will be reinstated if you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement fee. The reinstatement fee, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two policy months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the policy.

Taxes

The following description is a brief summary of some of the Code provisions which, in our opinion, may currently affect the policy. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to policies that have already been issued. Tax law revisions, with unfavorable consequences to policies offered by this prospectus, could have retroactive effect on previously issued policies or on subsequent voluntary transactions in previously issued policies.

Policy Proceeds

The policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code, the policy should qualify as a life insurance policy for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the policy payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary’s income for purposes of federal income tax. As long as the policy remains in effect, any increases in the value of the policy will not be taxable.

Current tax rules and penalties on distributions from life insurance policies apply to any life insurance policy issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a policy (called a “modified endowment contract” in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the policy, during the insured’s lifetime (but not payments received as an annuity or as a death benefit) would be included in the policyholder’s gross income to the extent that the policy’s cash surrender value exceeds the owner’s investment in the policy. In addition, a ten percent penalty tax applies to any such distribution from such a policy, to the extent includible in gross income, except if made:

•	after the taxpayer’s attaining age 59 1/2,

•	as a result of his or her disability, or

•	in one of several prescribed forms of annuity payments.

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Loans received under the policy (unless the policy is a modified endowment contract) will be construed as indebtedness of the policyholder in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the policy is expected to constitute income to the policyholder. Interest payable with respect to such loans is not tax deductible. If the policy is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the policy’s accumulation value (including the loan amount) then exceeds your “basis” in the policy. (Your “basis” equals the total amount of premiums that were paid into the policy less any withdrawals from the policy plus any amounts reported to you as taxable income due to loans secured by the policy.)

Federal estate and local estate, inheritance and other tax consequences of policy ownership or receipt of policy proceeds depend upon the circumstances of each policyholder and beneficiary.

Avoiding Modified Endowment Contracts

If you have previously authorized us to do so, we will hold your premium payment for up to ten (10) business days, if applying the premium payment before the due date would cause the policy to be treated as a Modified Endowment Contract (MEC) for federal income tax purposes.

If you have not given us prior authorization to hold your premium payment and we determine your premium payment will cause your policy to become a MEC, we will attempt to contact you within two (2) business days to determine your intent regarding the premium payment. If you do not want the policy to be treated as a MEC for tax purposes, we will refund the premium payment to the payor of the premium payment within five (5) business days of confirming your intentions. After we return the premium payment to the payor, you may then resubmit the premium payment once the actual due date is reached to avoid creating a MEC.

Or, at the time we contact you, you may direct us to hold your premium payment for up to ten (10) business days before applying the premium payment if this will not create a MEC. If we are unable to confirm your intentions within two (2) business days of receipt of the premium payment, we will apply the premium payment as of the third valuation date, and your policy will be treated as a MEC for federal income tax purposes.

Correction of Modified Endowment Contracts

If you have made premium payments in excess of the amount that would be permitted without your policy being treated as a MEC under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the policy became a MEC.

Right to Charge for Company Taxes

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against VAR for our federal taxes, or provision made for such taxes, that may be attributable to VAR. However, we may in the future charge each subaccount of VAR for its portion of any tax charged to us in respect of that subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. We may decide to assess charges for such taxes, or make provision for such taxes, against VAR. Any such charges against VAR or its subaccounts could have an adverse effect on the investment performance of the subaccounts.

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Legal Proceedings

There are no legal proceedings to which VAR is a party or to which the assets of any of the subaccounts of VAR are subject. We (including Ohio National Equities, Inc.) are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAR.

Financial Statements

The financial statements of the Registrant, Ohio National Variable Account R, and the financial statements and schedules of the Depositor, Ohio National Life Assurance Corporation are included in the Statement of Additional Information (“SAI”). A copy of the SAI may be obtained by contacting your agent or representative, by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are also available on the Commission’s EDGAR System found at www.sec.gov.

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Glossary

We have tried to make this prospectus as easy to read as possible. However, because of the complexity of the policy, it is sometimes necessary to use technical or defined terms. Listed below are some of the unfamiliar terms you may see in this prospectus.

Accumulation Value — the sum of the policy’s values in the subaccounts, the General Account and the loan collateral account.

Age — the insured’s age at his or her nearest birthday.

Attained Age — the insured’s age at the end of the most recent policy year.

Beneficiary — the beneficiary designated by the policyholder in the application or in the latest notification of change of beneficiary filed with us. If the policyholder is the insured and if no beneficiary survives the insured, the insured’s estate will be the beneficiary. If the policyholder is not the insured and no beneficiary survives the insured, the policyholder or the policyholder’s estate will be the beneficiary.

Cash Surrender Value — the accumulation value minus any applicable surrender charges. The cash surrender value is subject to policy indebtedness.

Code — the Internal Revenue Code of 1986, as amended and all related regulations.

Commission — the Securities and Exchange Commission.

Corridor Percentage Test — a method of determining the minimum death benefit as required by the Code to qualify the policy as a “life insurance contract”. The minimum death benefit equals the accumulation value plus the accumulation value multiplied by a percentage that varies with age as specified by the Code.

Death Benefit — the amount payable upon the death of the insured, before deductions for policy indebtedness and unpaid monthly deductions.

Death Benefit Guarantee — our guarantee that the policy will not lapse so long as you have met the Minimum Premium requirement and the policy is still within the Death Benefit Guarantee period.

General Account — our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.

Guideline Annual Premium — the annual premium that would be payable through the policy maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the policy. This is the maximum premium permitted under the Code. All policy changes affect the guideline annual premium, and we may, in our discretion, refuse to accept any policy change that would cause the policy to be disqualified as life insurance under the Code.

Home Office — our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.

Initial Premium — an amount you must pay to begin policy coverage. It must be at least equal to one monthly minimum premium.

Insured — the person upon whose life the policy is issued.

Issue Date — the date we approve your application and issue your policy. The issue date will be the same as the policy date except for backdated policies, for which the policy date will be prior to the issue date.

Loan Collateral Account — an account to which accumulation value in an amount equal to a policy loan is transferred pro rata from the subaccounts of VAR and the General Account.

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Loan Value — the maximum amount that you may borrow under the policy. The loan value equals the cash surrender value minus the cost of insurance charges for the balance of the policy year. The loan value minus policy indebtedness equals the amount you may borrow at any given time.

Maturity Date — unless otherwise specified in the policy, the maturity date is the end of the policy year nearest the insured’s 100th birthday.

Minimum Premium — the monthly premium set forth on the specification page of your policy or any endorsement sent to you following a policy change necessary to maintain the death benefit guarantee. Although we express the minimum premium as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums that equal or exceed the sum of the minimum premiums required for each month that the death benefit guarantee remains active. The cumulative minimum premium is reduced by all loans and partial surrenders.

Monthly Deduction — the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Investment Factor — the percentage change in value of a subaccount from one valuation period to the next.

Net Premiums — the premiums you pay less the premium expense charge.

Planned Premium — a schedule indicating the policyholder’s planned premium payments under the policy. The schedule is a planning device only and you do not need to adhere to it.

Policy — the Vari-Vest Asset Builder flexible premium variable life insurance policy. The policy may also be called the contract.

Policy Date — the date as of which insurance coverage and policy charges begin. The policy date is used to determine policy months and years.

Policy Month — each policy month starts on the same date in each calendar month as the policy date.

Policy Year — each policy year starts on the same date in each calendar year as the policy date.

Policy Indebtedness — the total of any unpaid policy loans.

Policyholder — the person so designated on the specification page of the policy. The policyholder may also be called the contractowner.

Premium Expense Charge — an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your policy.

Proceeds — the amount payable on surrender, maturity or death.

Process Day — the first day of each policy month.  We deduct monthly deductions and credit any interest earned on any amounts in the fixed account or on any outstanding loan balance on this day.

Pronouns — “our”, “us” or “we” means Ohio National Life Assurance Corporation. “You”, “your” or “yours” means the insured. If the insured is not the policyholder, “you”, “your” or “yours” means the policyholder when referring to policy rights, payments and notices.

Receipt — with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date before 4:00 p.m. Eastern Time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern Time on a valuation date, it is deemed received on the next valuation date.

Settlement Options — methods of paying the proceeds other than in a lump sum.

Stated Amount — the minimum death benefit payable under the policy as long as the policy remains in force and which is set forth on the specification page of your policy.

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Subaccount — a subdivision of VAR which invests exclusively in the shares of a corresponding portfolio of one of the Funds.

Surrender Charge — a charge assessed in connection with policy surrenders, partial surrenders, lapses and decreases in stated amount applicable for 15 years from the policy date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase. Surrender charges are based on your age, sex, underwriting classification and length of time you have held your policy. See the specification pages of your policy or the discussion under “Surrender Charges” below for more information.

Valuation Date — each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period — the period between two successive valuation dates that begins at 4:00 p.m. Eastern Time on one valuation date and ends at 4:00 p.m. Eastern Time on the next valuation date.

VAR — Ohio National Variable Account R.

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To learn more about ONLAC, this Policy and Ohio National Life, you should read the SAI dated April 30, 2008. You can request a free copy of the SAI, request other information about this policy or make inquiries about your policy by contacting your agent or representative, by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242.

The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy. Information about us and the policy (including the SAI) may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090.

Investment Company Act of 1940 Registration File No. 811-4320

Form 5514

Form 5514

Statement of Additional Information
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242
Telephone (800) 366-6654
Ohio National Variable Account R
Vari-Vest Asset Builder
Individual, Flexible Premium Variable Life Insurance Policy
This Statement of Additional Information contains additional information to the Prospectus for the individual, flexible premium variable life insurance policy (the “Policy”) issued by Ohio National Life Assurance Corporation (“the Company”). This Statement of Additional Information is not a prospectus and it should be read only in conjunction with the prospectus for the policy. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the prospectus by contacting your agent or representative or by writing us at the address above or calling us toll-free at the telephone number listed above.
April 30, 2008

General Information	1
Services	2
Additional Information about Operation of Policies and Registrant	2
Additional Information about Charges	4
Performance Data	5
Indemnification	5
Principal Underwriter	6
Financial Data
General Information
Ohio National Life Assurance Corporation
We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico.
The Ohio National Life Insurance Company (“Ohio National Life”)
Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $18.7 billion and equity in excess of $1.4 billion. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.
Ohio National Variable Account R (“VAR”)
We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law, VAR’s assets are held exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAR’s assets are not chargeable with liabilities arising out of our other business.
We keep VAR’s assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR’s subaccounts.
VAR has subaccounts corresponding to each of the Funds listed in the prospectus. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

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Services
Independent Registered Public Accounting Firm
The financial statements of Ohio National Variable Account R and the financial statements and schedules of Ohio National Life Assurance Corporation for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG LLP covering the December 31, 2007 financial statements and schedules of Ohio National Life Assurance Corporation refers to a change in the method of quantifying errors in 2006. KPMG LLP is located at 191 W. Nationwide Boulevard, Columbus, Ohio, 45215.
Additional Information About Operation of Policies and Registrant
Additions, Deletions or Substitutions of Investments
We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the policy, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of policyholders and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAR will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your policy was delivered.
Annual Report
Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any policy indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.
We will also make available an illustration report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the estimated accumulation value of your policy one year from the date of the report. Although there is generally no charge, we may charge a fee of not more than $100 for this report and if you make special requests for an annual report of your account.

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Limitation on Right to Contest
We will not contest the insurance coverage provided under the policy, except for any subsequent increase in stated amount, after the policy has been in force during your lifetime for a period of two years from the policy date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.
Misstatements
If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the policy by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:
(i)	Is the accumulation value on the date of death; and

(ii)	is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the policy month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured’s true age or sex.
Suicide
The policy does not cover the risk of suicide or self-destruction within two years from the policy date or two years from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, we will refund premiums paid, without interest, less any policy indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any policy indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.
Beneficiaries
The primary and contingent beneficiaries are designated by the policyholder on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyholder.
Assignment
The policy may be assigned as collateral security. We must be notified in writing if the policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The

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policyholder’s rights and the rights of the beneficiary may be affected by an assignment.
Non-Participating Policy
The policy does not share in our surplus distributions. No dividends are payable with respect to the policy.
Optional Insurance Benefits
Subject to certain requirements, one or more optional insurance benefits may be added to your policy, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, continuation of coverage, business exchange rider and accelerated death benefit. Optional riders may not be approved in all states and may be withdrawn by the Company at anytime, without prior notice. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction.
The accelerated death benefit, also called the Lifetime Advantage Rider, permits you to withdraw up to half the value of your policy in the event you are diagnosed with a terminal disease and not expected to live more than 12 months. There is no charge for this rider and you can select the rider at anytime by contacting us.
Additional Information About Charges
Special Purchase Plans
Ohio National Life and its affiliated companies offer a credit on the purchase of policies by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser’s household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser’s minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the policy.
The amount of the initial credit equals 45% of the first policy year’s maximum commissionable premium or 45% of the maximum commissionable premium of an increase, which is credited to the General Account of the employee’s policy effective one day after the latest of the following three dates:

•	the policy approval date,

•	the policy effective date, or

•	the date the initial payment is received.
The subsequent credit, which is based on 4.9% of first year premium in excess of the maximum commissionable premium plus 4.9% of premiums paid in policy years two through six, is credited to the General Account of the employee’s policy at

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the beginning of the seventh policy year. For any increase that occurs during the first six policy years, the 45% initial credit on the increase described above substitutes for the 4.9% subsequent credit on that portion of the premium attributable to the increase.
If an employee exercises his or her free look right, the full amount of the credit will be deducted when we pay the free look proceeds.
Underwriting Procedures
Guaranteed maximum cost of insurance rates are based on the 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured’s gender and smoking status. The rates will reflect the insured’s risk classes.
Supplemental Benefits
There are several supplemental benefits or riders that may be added to your Policy. These riders or benefits may not be available in all states. All of the supplemental benefits or riders impose additional charges which are disclosed in the prospectus.
Term Rider — allows you to buy term insurance coverage as a part of your policy. If you choose to convert the term rider to permanent insurance at some point in the future, it will be treated the same as an increase to the Policy’s stated amount.
Waiver of Stipulated Premium — provides for a continuation of premium payments (at a predetermined level) if the insured becomes totally disabled for six months or more.
Accidental Death Benefit — provides for an additional death benefit if the insured’s death result from accidental injury and occurs within 180 days from the accident.
Guaranteed Purchase Option — provides the right to purchase additional permanent life insurance coverage, on certain predetermined future dates, without having to prove that you are still insurable.
Lifetime Advantage Rider — an accelerated death benefit option which allows the policyowner to receive up to 50% of a policy’s death benefit, up to $250,000 if the insured is diagnosed as terminally ill with twelve months or less to live. There is no charge for this rider and it may added to the Policy at any time.
Family Term Life Insurance Rider — provides term insurance coverage on your child(ren) as part of your Policy.
Spouse Term Rider/Additional Insured Rider — provides term insurance coverage on the insured’s spouse or someone other than the insured’s spouse or children as part of the Policy.
Continuation of Coverage Rider — enables you to continue the full death benefit amount of your policy past the maturity date of age 100, as long as there is a positive cash surrender value in the policy at the time. This rider is only available at the time the policy is issued.
Exchange of Life Rider — Allows the named insured to be changed.
Performance Data
We may disclose yields, total returns and other performance data for the Portfolios. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
Average Annual Total Return Calculations
Each Portfolio may advertise its average annual total return. We calculate each portfolio’s average annual total return using the following method:

•	A hypothetical $10,000 investment in each Portfolio on the first day of the period at the maximum offering price (“initial investment”) is assumed.

•	We calculate the ending value (“ending value”) of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation.

•	The ending value is divided by the initial investment.

•	The quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.
Indemnification
Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by Fidelity & Deposit Company of Maryland in the aggregate amount of $25,000,000.

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Principal Underwriter
Ohio National Equities, Inc. (“ONEQ”), an Ohio corporation and another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the policies. ONEQ is located at One Financial Way, Cincinnati, Ohio 45242. The policies are offered on a continue basis. Under a distribution and service agreement with ONEQ first executed on May 1, 1997, we reimburse it for any expenses incurred by it in connection with the distribution of the policies. This agreement may be terminated at any time by either party on 60 days’ written notice. The following chart shows the premium payments received by VAR for the last three years and the aggregate amount of commissions paid to ONEQ for contracts issued by VAR and the amounts retained by ONEQ for each of the last three years.

Year	Premiums Received by VAR	Aggregate Commissions	Retained Commissions

2007	$35,373,198.00	$2,610,267.06	$49,069.50
2006	$38,208,630.00	$3,013,008.52	$57,335.64
2005	$36,229,582.00	$3,138,161.81	$46,975.80
The policy is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company (“ONESCO”), a wholly-owned subsidiary of Ohio National Life, or (b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the policies. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the policy. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority.
In addition to this and the other contracts issued by Ohio National Life Assurance Corporation and Ohio National Variable Account R, ONEQ also serves as the principal underwriter for variable annuity contracts issued by The Ohio National Life Insurance Company through Ohio National Variable Account A, Variable Account B, Variable Account C and Variable Account D and for variable life and annuity contracts issued by National Security Life and Annuity Company through National Security Variable Account L and Variable Account N, respectively.
The officers and directors of ONEQ are:

David B. O’Maley	Director and Chairman
John J. Palmer	Director and President
Thomas A. Barefield	Senior Vice President
Trudy K. Backus	Director and Vice President
James I. Miller II	Director and Vice President
Michael F. Haverkamp	Director and Secretary
Barbara A. Turner	Vice President of Operations & Comptroller and Treasurer
Kimberly A. Plante	Assistant Secretary
Jeffery A. Bley, Jr.	Chief Compliance Officer

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OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Financial Statements
December 31, 2007 and 2006
(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholder
Ohio National Life Assurance Corporation:
We have audited the accompanying balance sheets of Ohio National Life Assurance Corporation (the Company) (a wholly owned subsidiary of The Ohio National Life Insurance Company) as of December 31, 2007 and 2006, and the related statements of income, changes in stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2007. In connection with our audits of the financial statements, we have also audited financial statement schedules I, III, IV, and V. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Life Assurance Corporation as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.
As discussed in note 2(j) to the financial statements the Company changed its method of quantifying errors in 2006.
/s/ KPMG LLP
Columbus, OH
April 30, 2008

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Balance Sheets
December 31, 2007 and 2006
(Dollars in thousands, except share amounts)

	2007	2006
Assets
Investments (notes 5, 8, and 9):
Securities available-for-sale, at fair value:
Fixed maturity	$1,306,190	1,302,254
Fixed maturity securities on loan	235,160	261,312
Fixed maturity held-to-maturity securities, at amortized cost	209,575	45,018
Mortgage loans on real estate, net	424,277	409,146
Policy loans	64,088	58,540
Other long term investments	4,172	7,938
Short-term investments securities lending collateral	240,284	269,126

Total investments	2,483,746	2,353,334

Cash	25,327	16,556
Accrued investment income	24,450	22,404
Deferred policy acquisition costs	364,742	334,407
Reinsurance recoverable (note 12)	402,175	307,578
Other assets	4,634	4,435
Federal income tax recoverable	2,211	3,569
Assets held in separate accounts	297,312	279,551

Total assets	$3,604,597	3,321,834

Liabilities and Stockholder’s Equity

Future policy benefits and claims (note 6)	$2,479,175	2,253,205
Other policyholder funds	12,306	9,982
Deferred Federal income taxes (note 7)	38,170	29,307
Payables for securities lending collateral	240,284	269,126
Other liabilities	23,992	20,134
Liabilities related to separate accounts	297,312	279,551

Total liabilities	3,091,239	2,861,305

Commitments and contingencies (notes 7, 9, 11, and 12)

Stockholder’s equity (notes 3 and 10):
Class A common stock, $3,000 par value. Authorized 10,000 shares; issued and outstanding 3,200 shares	9,600	9,600
Additional paid-in capital	87,977	76,977
Accumulated other comprehensive income	1,408	10,895
Retained earnings	414,373	363,057

Total stockholder’s equity	513,358	460,529

Total liabilities and stockholder’s equity	$3,604,597	3,321,834

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Statements of Income
Years ended December 31, 2007, 2006, and 2005
(Dollars in thousands)

	2007	2006	2005
Revenues:
Universal life policy charges	$99,718	92,744	86,120
Traditional life insurance premiums	53,930	44,207	39,274
Accident and health insurance premiums	6,433	6,013	6,967
Annuity premiums and charges	206	229	189
Net investment income (note 5)	145,612	132,153	122,505
Net realized losses on investments (note 5)	(1,368)	(7,478)	(21,663)
Other income, net	—	145	31

	304,531	268,013	233,423

Benefits and expenses:
Benefits and claims	170,672	151,054	147,430
Amortization of deferred policy acquisition costs, excluding impact of realized losses	30,207	27,055	27,950
Amortization of deferred policy acquisition costs due to realized losses	(114)	(755)	(687)
Other operating costs and expenses (note 14)	24,426	22,811	17,713

	225,191	200,165	192,406

Income before income taxes	79,340	67,848	41,017

Income taxes (note 7):
Current expense	13,714	21,947	7,821
Deferred expense	14,310	2,247	4,407

	28,024	24,194	12,228

Net income	$51,316	43,654	28,789

See accompanying notes to financial statements.

3

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Statements of Changes in Stockholder’s Equity
Years ended December 31, 2007, 2006, and 2005
(Dollars in thousands)

			Accumulated
	Class A	Additional	other		Total
	common	paid-in	comprehensive	Retained	stockholder’s
	stock	capital	income	earnings	equity
Balance, December 31, 2004	$9,600	42,025	17,609	293,134	362,368
Capital contribution from parent (note 14)	—	29,952	—	—	29,952
Dividends to parent (note 10)	—	—	—	(5,500)	(5,500)
Comprehensive income:
Net income	—	—	—	28,789	28,789
Other comprehensive loss (note 4)	—	—	(1,305)	—	(1,305)

Total comprehensive income					27,484

Balance, December 31, 2005	$9,600	71,977	16,304	316,423	414,304
Cumulative effect adjustment, net of incomes taxes of $1,604 (note 2(j))	—	—	—	2,980	2,980
Capital contribution from parent (note 14)	—	5,000	—	—	5,000
Comprehensive income:
Net income	—	—	—	43,654	43,654
Other comprehensive loss (note 4)	—	—	(5,409)	—	(5,409)

Total comprehensive income					38,245

Balance, December 31, 2006	$9,600	76,977	10,895	363,057	460,529
Capital contribution from parent (note 14)	—	11,000	—	—	11,000
Comprehensive income:
Net income	—	—	—	51,316	51,316
Other comprehensive loss (note 4)	—	—	(9,487)	—	(9,487)

Total comprehensive income					41,829

Balance, December 31, 2007	$9,600	87,977	1,408	414,373	513,358

See accompanying notes to financial statements.

4

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Statements of Cash Flows
Years ended December 31, 2007, 2006, and 2005
(Dollars in thousands)

	2007	2006	2005
Cash flows from operating activities:
Net income	$51,316	43,654	28,789
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited to policyholder account values	92,164	84,652	79,174
Universal life product policy fees	(89,503)	(84,240)	(78,730)
Capitalization of deferred policy acquisition costs	(47,041)	(48,348)	(53,361)
Amortization of deferred policy acquisition costs	30,093	26,300	27,263
Amortization and depreciation	342	100	(538)
Net realized losses on investments	1,368	7,478	21,663
Deferred income taxes	14,310	2,247	4,407
Increase in accrued investment income	(2,046)	(2,531)	(1,340)
Increase in reinsurance receivables and other assets	(94,796)	(54,153)	(28,650)
Increase in policyholder liabilities	105,091	66,701	31,781
Increase in other policyholder funds	2,324	1,148	7,203
Increase (decrease) in Federal income tax recoverable	1,358	(8,732)	(2,821)
Increase (decrease) in other liabilities	3,858	(4,389)	1,000
Other, net	(3,670)	674	(2,068)

Net cash provided by operating activities	65,168	30,561	33,772

Cash flows from investing activities:
Proceeds from sale and maturity of fixed maturity available-for-sale securities	70,258	47,447	161,412
Proceeds from maturity of fixed maturity held-to-maturity securities	4,817	14,866	16,026
Proceeds from repayment of mortgage loans on real estate	53,917	59,605	34,505
Proceeds from other long term investments	8,015	1,383	5,858
Cost of fixed maturity available-for-sale securities acquired	(181,537)	(252,812)	(252,804)
Cost of fixed maturity held-to-maturity securities acquired	(60,997)	—	(23,827)
Cost of mortgage loans on real estate acquired	(69,108)	(104,260)	(103,831)
Cost of other long term investments	—	(686)	(427)
Change in payables for securities lending collateral, net	(28,842)	103,013	(81,224)
Change in policy loans, net	(5,548)	(3,080)	(4,174)

Net cash used in investing activities	(209,025)	(134,524)	(248,486)

Cash flows from financing activities:
Universal life and investment product account deposits	235,159	303,074	230,316
Universal life and investment product account withdrawals	(122,373)	(115,685)	(92,075)
Capital contribution from parent	11,000	5,000	15,000
Dividends to parent	—	—	(5,500)

Net cash provided by financing activities	123,786	192,389	147,741

Net (decrease) increase in cash and cash equivalents	(20,071)	88,426	(66,973)

Cash and cash equivalents, beginning of year	285,682	197,256	264,229

Cash and cash equivalents, end of year	$265,611	285,682	197,256

Supplemental disclosure:
Income taxes paid	$11,900	30,530	10,446
Non-cash capital contribution from parent in the form of fixed maturity available-for-sale securities	—	—	14,751
See accompanying notes to financial statements.

5

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
December 31, 2007, 2006 and 2005
(Dollars in thousands)
(1)	Organization and Business Description

Ohio National Life Assurance Corporation (ONLAC or the Company) is a stock life insurance company wholly owned by The Ohio National Life Insurance Company (ONLIC), a stock life insurance company. ONLAC and ONLIC are members of the Ohio National group of companies, which is comprised of Ohio National Mutual Holdings, Inc. (ONMH) and all of its subsidiaries and affiliates. ONLAC is a life and health insurer licensed in 47 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, disability, and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance departments of states in which it is licensed and undergoes periodic examinations by those departments.

The following is a description of the most significant risks facing life and health insurers:
Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to protect or benefit policyholders that reduce insurer profits, new legal theories or insurance company insolvencies (through guaranty fund assessments) may create costs for the insurer beyond those recorded in the financial statements.

Credit Risk is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay.

Interest Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Equity Market Risk is the risk of loss due to declines in the equity markets that the Company participates in. A source of revenues for the Company is derived from asset fees, which are calculated as a percentage of Separate Account assets. Thus, losses in the equity markets, unless offset by additional sales of variable products, will result in corresponding decreases in Separate Account assets and asset fee revenue.

Reinsurance Risk is the risk that the Company will experience a decline in the availability of financially stable reinsurers for its ongoing business needs. The Company has entered into reinsurance contracts to cede a portion of its general account life and health business. Total amounts recoverable under these reinsurance contracts include ceded reserves, paid and unpaid claims, and certain other amounts, which totaled $402,175 and $307,578 as of December 31, 2007 and 2006, respectively. The ceding of risk does not discharge the Company, as the original insurer, from its primary obligation to the contract holder.
(Continued)

6

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
(2)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which differ from statutory accounting practices prescribed or permitted by regulatory authorities (see note 3).
(a)	Valuation of Investments, Related Gains and Losses, and Investment Income

Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, future policy benefits and claims, and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder’s equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a discount rate that would have been required had such unrealized gains been realized and the proceeds reinvested at then current market interest rates, which were lower than the current existing effective portfolio rate. The Company has no fixed maturity securities classified as trading.

The fair value of fixed maturity and marketable equity securities is generally obtained from independent pricing services based on market quotations. For fixed maturity securities not priced by independent services (generally private placement securities and securities that do not trade regularly), an internally developed pricing model or “internal pricing matrix” is most often used. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Additionally, for valuing certain fixed maturity securities with complex cash flows such as certain mortgage-backed and asset-backed securities, qualified company representatives determine the fair value using other modeling techniques, primarily a commercial software application utilized in valuing complex securitized investments with variable cash flows. As of December 31, 2007, 80.5% of the fair values of fixed maturity securities were obtained from independent pricing services, 18.9% from the Company’s pricing matrices and 0.6% from other sources.

For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting
(Continued)

7

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the present value of expected future cash flows discounted at the loan’s effective interest rate or, at the fair value of the collateral less estimated costs to sell, if the loan is collateral dependent. In addition to the valuation allowance on specific loans, the Company maintains an unallocated allowance for probable losses inherent in the loan portfolio as of the balance sheet date, but not yet specifically identified by loan. Changes in the valuation allowance are recorded in net realized gains and losses. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on nonaccrual status. Interest received on nonaccrual status mortgage loans on real estate are included in net investment income in the period received.
The valuation allowance account for mortgage loans on real estate is maintained at a level believed adequate by management and reflects management’s best estimate of probable credit losses, including losses incurred at the balance sheet date but not yet identified by specific loan. Management’s periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Realized gains and losses on the sale of investments are determined on the basis of specific security identification on the trade date. Estimates for valuation allowances and other-than-temporary declines of the fair value of invested assets are included in realized gains and losses on investments.

Management regularly reviews its fixed maturity and equity securities portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value of investments. The process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, all fixed maturity and equity securities are reviewed to determine whether impairments should be recorded. For those securities where fair value is less than 50% of amortized cost for one month or 80% of amortized cost for six consecutive months or more, an analysis is prepared which focuses on each issuer’s ability to service its debts and the length of time and extent the security has been valued below cost. This process includes an assessment of the credit quality of each investment in the entire securities portfolio. Additionally, other circumstances may be
(Continued)

8

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
identified which cause analysis of individual securities, such as rapid declines in market value, bankruptcies, and downgrades.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary (OTI). Relevant facts and circumstances considered include (1) the current fair value of the security as compared to cost, (2) the length of time the fair value has been below cost, (3) the financial position of the issuer, including the current and future impact of any specific events, and (4) the Company’s ability and intent to hold the security to maturity or until it recovers in value.

An impairment is deemed to be other-than-temporary unless the Company has both the ability and intent to hold the investment until the security’s forecasted recovery and evidence exists indicating that recovery will occur in a reasonable period of time. An other-than-temporary charge is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover amounts due under the contractual terms of the security.
To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income as a realized investment loss, resulting in a permanent reduction to the cost basis of the underlying investment.

In addition to the above, certain securitized financial assets with contractual cash flows, including asset-backed securities, are also reviewed in accordance with Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20). EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is not greater than or equal to its carrying value based on current information and events, and if there has been adverse change in estimated cash flows since the last revised estimate (considering both timing and amount), then the Company recognizes an other-than-temporary impairment and writes down the investment to fair value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

Interest is accrued as earned.
(Continued)

9

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
(b)	Revenues and Benefits

Traditional Life Insurance Products – Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of term life policies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Investment Products and Universal Life Insurance Products – Investment products consist primarily of individual immediate and deferred annuities. Universal life insurance products include universal life, variable universal life and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, cost of insurance charges, asset fees, policy administration fees, and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based upon the nature of such fees. Cost of insurance charges and policy administration fees are assessed on a daily, monthly or annual basis and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs, and interest credited to policy account balances.
Accident and Health Insurance Products – Accident and health insurance premiums are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

(c)	Deferred Policy Acquisition Costs

The recoverable costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses that relate to and vary with the production of new and renewal business have been capitalized as deferred acquisition costs (DAC). DAC is subject to recoverability testing in the year of policy issuance and loss recognition testing at the end of each reporting period. For traditional nonparticipating life insurance products, DAC is amortized with interest over the premium paying period of the related policies in proportion to premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. For investment and universal life products, DAC is being amortized with interest over the lives of the policies in relation to the present value of the estimated future gross profits from projected interest margins, asset fees, cost of insurance charges, policy administration fees, surrender charges, and net realized gains and losses less policy benefits and policy maintenance expenses. DAC for investment and universal life
(Continued)

10

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
business is adjusted to reflect the impact of unrealized gains and losses on the related fixed maturity securities available-for-sale (see note 2(a)).

The most significant assumptions that are involved in the estimation of future gross profits include future net separate account performance, surrender/lapse rates, interest margins and mortality. The Company’s long-term assumption for net separate account performance is 8.58%, a blend of expected returns from stock, money market and bond funds after deductions for policy charges. If actual net separate account performance varies from the 8.58% assumption, the Company assumes different performance levels over the next three years such that the mean return equals the long-term assumption. This assumption to the estimation of long-term returns is commonly referred to as a reversion to the mean. The assumed net separate account return assumptions used in the DAC models are intended to reflect what is anticipated. The Company’s policy regarding the reversion to the mean process does not permit projected returns to be below 2.72% or in excess of 16.65% during the three-year reversion period.
Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking), which could be significant. In general, increases in the estimated general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization. Any resulting DAC unlocking adjustments are reflected currently in the statements of income.

(d)	Separate Accounts

Separate Account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed.

(e)	Future Policy Benefits

The process of calculating reserve amounts for a life insurance organization involves the use of a number of assumptions, including those related to persistency (how long a contract stays with a company), mortality (the relative incidence of death in a given time), morbidity (the relative incidence of disability resulting from disease or physical ailment) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries.
(Continued)

11

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields, and withdrawals which were used or which were being experienced at the time the policies were issued (see note 6).

Future policy benefits for investment products in the accumulation phase, universal life insurance products and variable universal life insurance products have been calculated based on participants’ contributions plus interest credited less applicable contract charges (see note 6).

Future policy benefits for payout annuities have been calculated using the present value of future benefits and maintenance costs discounted using varying interest rates (see note 6).

(f)	Reinsurance Ceded

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

(g)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The Company is included as part of the consolidated Federal income tax return of its ultimate parent, ONMH, and ONMH’s U.S. domestic subsidiaries.

(h)	Cash Equivalents

For purposes of the statements of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

(i)	Use of Estimates

In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The estimates susceptible to significant change are those used in determining the balance, amortization and recoverability of deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, income taxes, valuation allowances for mortgage loans on real estate, and impairment losses on investments. Although some variability is inherent in these
(Continued)

12

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

(j)	Recently Issued Accounting Pronouncements

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statements No. 115 (SFAS 159). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS 159 is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value. In addition, SFAS 159 does not establish requirements for recognizing and measuring dividend income, interest income or interest expense, nor does it eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157, Fair Value Measurements (SFAS 157), and SFAS No. 107, Disclosures about Fair Value of Financial Instruments. SFAS 159 is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. The Company does not expect to apply the fair value option to any existing financial assets or liabilities as of January 1, 2008. Consequently, the initial adoption of SFAS 159 is not expected to have an impact on the Company’s results of operations or financial position.
In September 2006, the FASB issued SFAS No. 157, which provides enhanced guidance for using fair value to measure assets and liabilities. SFAS 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for fiscal years beginning after November 15, 2007, with early adoption permitted. In February 2008, the FASB issued FASB Staff Position No. 157-2 “Effective Date of FASB Statement 157”, which permits the deferral of the effective date of SFAS 157 to fiscal years beginning after November 15, 2008 for all nonfinancial assets and liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company plans to utilize the deferral for non-financial assets and liabilities. The adoption of SFAS 157 is not expected to have a material effect on the Company’s results of operations or financial position.

In September 2006, the United States Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements (SAB 108). SAB 108 permits the
(Continued)

13

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
Company to adjust for the cumulative effect of misstatements related to prior years, previously deemed to be immaterial, in the carrying amount of assets and liabilities as of the beginning of the current fiscal year, with an offsetting adjustment to the opening balance of retained earnings in the year of adoption. The Company adopted SAB 108 on January 1, 2006. In accordance with SAB 108, opening retained earnings for 2006 has been increased by $2,980, net of tax of $1,604. The Company considers these adjustments to be immaterial to prior periods when using management’s previous method of evaluating errors.

The SAB 108 adjustment relates to a change in reserve method for individual disability insurance and a change in reserve assumptions for term life insurance. The Company changed its reserve method from a non-GAAP method to a GAAP method for the active life reserves on individual disability income policies. This change increased opening retained earnings for 2006 by $4,150, net of tax of $2,234. Additionally, the Company changed its reserve assumptions on level term policies during 2006. These assumptions were known during 2005 but were not applied until 2006. The reserve assumption change on level term policies decreased opening retained earnings for 2006 by $1,170, net of tax of $630.

In June 2006, the FASB issued FASB Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109, Accounting for Income Taxes (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 effective January 1, 2007. On the date of adoption, there was no impact to the Company’s financial position or results of operation.
(Continued)

14

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
In February, 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments (SFAS 155). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133), and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SFAS 140). SFAS 155 also resolves issues addressed in SFAS 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. The following is a summary of SFAS No. 155: (1) permits an entity to make an irrevocable election to measure any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation at fair value in its entirety, with changes in fair value recognized in earnings; (2) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (5) amends SFAS 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year. Provisions of SFAS 155 may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company adopted SFAS 155 effective January 1, 2007. On the date of adoption, there was no impact to the Company’s financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee of the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, issued by the FASB. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs as a result of the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a new feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Retrospective application of SOP 05-1 to previously issued financial statements is not permitted. Initial application of SOP 05-1 is required as of the beginning of an entity’s fiscal year. The Company recorded no cumulative effect adjustment related to the adoption of SOP 05-1 as of January 1, 2007 and does not expect it to have a material impact on its ongoing financial position or results of operations.
(Continued)

15

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections (SFAS 154), which replaces Accounting Principles Board (APB) Opinion No. 20, Accounting Changes (APB 20), and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements. SFAS 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005, with earlier adoption permitted. The Company adopted SFAS 154 effective January 1, 2006. SFAS 154 has not had any impact on the Company’s financial position or results of operations since adoption.

(k)	Reclassifications and Adjustments

In 2007, the Company began recording collateral received from securities lending transactions. In order to be consistent with current year presentation, the Company recorded in the December 31, 2006 balance sheet $269,126 of short-term investments securities lending collateral and payables for securities lending collateral. This also resulted in adjustments to the statements of cash flows. Short-term investments securities lending collateral is now included in the cash and cash equivalents balances presented each year and the change in the payables for securities lending collateral of $103,013, and $(81,224) is included in net cash used in investing activities for the years ending 2006 and 2005, respectively.

The Company’s 2007 statement of income reflects certain corrections of errors relating to years prior to 2007, resulting in net income being higher by $3.5 million than would otherwise be reported. These corrections primarily impact the following line items: traditional life insurance premiums are higher by $1,798; benefits and claims are lower by $3,199; amortization of DAC is lower by $404; with income tax expense being higher by $1,890. The Company determined that these adjustments individually and in the aggregate were not material to the financial statements.
(Continued)

16

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
(3)	Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. GAAP, which differs from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for ONLAC, filed with the Ohio Department of Insurance (the Department), are prepared on a basis of accounting practices prescribed or permitted by such regulatory authority. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not prescribed. The Company has no material permitted statutory accounting practices.

The statutory basis net income (loss) of ONLAC for the years ended December 31, 2007, 2006, and 2005 was $7,295, $(6,012), and $(20,249), respectively. The statutory basis capital and surplus of ONLAC as of December 31, 2007 and 2006 was $188,621 and $169,415, respectively. The primary reasons for the differences between statutory accounting and GAAP accounting are that, for GAAP reporting purposes: (1) the costs related to acquiring business, principally commissions and certain policy issue expenses, are amortized over the period benefited rather than charged to income in the year incurred; (2) future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals; (3) investments in fixed maturity available-for-sale securities are carried at fair value rather than amortized cost; (4) the asset valuation reserve and interest maintenance reserve are not recorded; (5) reserves are reported gross of ceded reinsurance balances; (6) changes in deferred taxes are recognized in operations; (7) there is a presentation of other comprehensive income and comprehensive income; (8) the costs of providing postretirement benefits include nonvested participants; (9) consolidation for GAAP is based on whether the Company has voting control, or for certain variable interest entities, has the majority of the entity’s expected losses and/or expected residual returns while for statutory, consolidation is not applicable; and (10) the statements of cash flows is not presented in the manner prescribed by the NAIC.
(Continued)

17

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
(4)	Comprehensive Income

Comprehensive income includes net income as well as certain items that are reported directly within the separate components of stockholders’ equity that are not recorded in net income (other comprehensive income (loss)). The related before and after income tax amounts of other comprehensive income (loss) for the years ended December 31, 2007, 2006, and 2005 were as follows:

	2007	2006	2005
Foreign currency translation adjustment	$629	100	357
Unrealized losses on securities available-for-sale arising during the period:
Net of adjustment to deferred policy acquisition costs	(15,354)	(8,394)	(1,993)
Related income tax benefit	5,374	2,938	698

	(9,351)	(5,356)	(938)

Less:
Reclassification adjustment for:
Net gains on securities available-for-sale realized during the period:
Gross	209	82	564
Related income tax expense	(73)	(29)	(197)

	136	53	367

Other comprehensive loss	$(9,487)	(5,409)	(1,305)

(Continued)

18

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
(5)	Investments

Analyses of investment income and realized gains (losses) by investment type follows for the years ended December 31:

	Investment income
	2007	2006	2005
Gross investment income:
Fixed maturity available-for-sale	$96,418	94,485	84,475
Fixed maturity held-to-maturity securities	10,220	3,924	6,544
Mortgage loans on real estate	30,395	29,285	25,537
Policy loans	4,261	4,061	3,857
Short-term investments	1,242	1,288	568
Other	3,621	(414)	2,028

Total gross investment income	146,157	132,629	123,009

Investment expenses	(545)	(476)	(504)

Net investment income	$145,612	132,153	122,505

	Realized gains (losses) on investments
	2007	2006	2005
Fixed maturity available-for-sale	$(1,305)	(7,510)	(21,940)
Fixed maturity held-to-maturity securities	(3)	—	367

Total realized losses on investments	(1,308)	(7,510)	(21,573)

Change in valuation allowance for mortgage loans on real estate	(60)	32	(90)

Net realized losses on investments	$(1,368)	(7,478)	(21,663)

Realized losses on investments, as shown in the table above, include write-downs for OTI of $1,352, $6,889, and $22,468 for the years ended December 31, 2007, 2006, and 2005, respectively. As of December 31, 2007, fixed maturity securities with a carrying value of $14,283, which had a cumulative write-down of $29,699 due to OTI, remained in the Company’s investment portfolio.
(Continued)

19

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
Amortized cost and estimated fair value of fixed maturity available-for-sale and held-to-maturity securities were as follows:

	December 31, 2007
		Gross	Gross
	Amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
Securities available for sale:
Fixed maturity securities
U.S. Treasury securities and obligations of U.S. government	$90,547	5,665	(65)	96,147
Federal agency issued securities[1]	30,057	43	(122)	29,978
Obligations of states and political subdivisions	3,784	14	—	3,798
Debt securities issued by foreign governments	14,868	12	(549)	14,331
Corporate securities	1,035,700	38,888	(32,877)	1,041,711
Mortgage-backed securities	366,370	4,901	(15,886)	355,385

Total fixed maturity securities	$1,541,326	49,523	(49,499)	1,541,350

Fixed maturity held-to-maturity securities
Obligations of states and political subdivisions	$2,210	284	—	2,494
Debt securities issued by foreign governments	1,000	—	—	1,000
Corporate securities	206,365	7,574	(1,989)	211,950

Total held to maturity	$209,575	7,858	(1,989)	215,444

[1]	Federal agency issued securities are not backed by the full faith and credit of the U.S. Government.
(Continued)

20

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)

	December 31, 2006
		Gross	Gross
	Amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
Securities available for sale:
Fixed maturity securities
U.S. Treasury securities and obligations of U.S. government	$84,641	3,502	(1,947)	86,196
Federal agency issued securities[1]	38,481	3	(899)	37,585
Obligations of states and political subdivisions	3,784	4	(16)	3,772
Debt securities issued by foreign governments	24,431	727	(3)	25,155
Corporate securities	1,023,223	36,453	(15,290)	1,044,386
Mortgage-backed securities	365,514	6,620	(5,662)	366,472

Total fixed maturity securities	$1,540,074	47,309	(23,817)	1,563,566

Fixed maturity held-to-maturity securities
Obligations of states and political subdivisions	$2,260	348	—	2,608
Debt securities issued by foreign governments	1,000	—	(6)	994
Corporate securities	41,758	3,924	(201)	45,481

Total held to maturity	$45,018	4,272	(207)	49,083

[1]	Federal agency issued securities are not backed by the full faith and credit of the U.S. Government.
(Continued)

21

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

	2007	2006
Gross unrealized gains	$24	23,492

Less:
Adjustment to future policy benefits and claims	348	300
Adjustment to deferred policy acquisition costs	426	8,380
Deferred federal income taxes	(262)	5,184

	$(488)	9,628

An analysis of the change in gross unrealized gains (losses) on fixed maturities available-for-sale is as follows for the years ended December 31:

	2007	2006	2005
Fixed maturity available-for-sale securities	$(23,468)	(15,671)	(26,981)
The amortized cost and estimated fair value of fixed maturity securities available-for-sale and held-to-maturity as of December 31, 2007, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration as of December 31, 2007.

	Fixed maturity securities
	Available-for-sale		Held-to-maturity
	Amortized	Estimated	Amortized	Estimated
	cost	fair value	cost	fair value
Due in one year or less	$79,132	77,521	1,000	1,000
Due after one year through five years	156,409	161,037	49,927	51,658
Due after five years through ten years	693,190	674,675	117,947	117,936
Due after ten years	612,595	628,117	40,701	44,850

Total	$1,541,326	1,541,350	209,575	215,444

(Continued)

22

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
The Company believes that no securities reflected in the tables below were other-than-temporarily impaired and, therefore, no write-downs were deemed necessary as of December 31, 2007 and 2006.

	December 31, 2007
	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	value	losses	value	losses	value	losses
U.S. Treasury securities and obligations of U.S. government	$11,973	(65)	—	—	11,973	(65)
Federal agency issued securities	14,346	(121)	10,294	(1)	24,640	(122)
Obligations of states and political subdivisions	—	—	—	—	—	—
Debt securities issued by foreign governments	—	—	10,256	(549)	10,256	(549)
Corporate securities	321,858	(17,129)	164,175	(17,737)	486,033	(34,866)
Mortgage-backed securities	101,547	(4,769)	87,819	(11,117)	189,366	(15,886)

Total	$449,724	(22,084)	272,544	(29,404)	722,268	(51,488)

	December 31, 2006
	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	value	losses	value	losses	value	losses
U.S. Treasury securities and obligations of U.S. government	$—	—	53,760	(1,947)	53,760	(1,947)
Federal agency issued securities	19,597	(198)	47,772	(701)	67,369	(899)
Obligations of states and political subdivisions	2,983	(16)	—	—	2,983	(16)
Debt securities issued by foreign governments	1,000	(6)	244	(3)	1,244	(9)
Corporate securities	196,272	(3,106)	221,197	(12,385)	417,469	(15,491)
Mortgage-backed securities	77,128	(796)	96,545	(4,866)	173,673	(5,662)

Total	$296,980	(4,122)	419,518	(19,902)	716,498	(24,024)

Securities with unrealized losses for less than twelve consecutive months included 176 issues with a carrying value of $449,724 and unrealized losses of $22,084. Of this portfolio, 93.0% were investment grade (rated AAA through BBB-) at December 31, 2007, with associated unrealized losses of $17,728. The unrealized losses on these securities were primarily due to changes in market interest rates and credit spreads since the securities were acquired.

Securities with unrealized losses for twelve consecutive months or longer included 196 issues with a carrying value of $272,544 and unrealized losses of $29,404. Of this portfolio, 76.8% were investment grade at December 31, 2007, with associated unrealized losses of $16,682. The unrealized losses on these securities were primarily due to changes in market interest rates and credit spreads since the securities were acquired.
(Continued)

23

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
Fixed maturities with a fair value to amortized cost ratio less than 80% for six consecutive months or longer are considered potentially distressed securities and are subject to rigorous ongoing review. As of December 31, 2007, there were seven issues with a fair value to amortized cost ratio of less than 80% for 6 months or longer. These securities had a carrying value of $8,156 and unrealized losses of $5,898. As of December 31, 2007, there were thirteen issues with a fair value to amortized cost ratio of less than 80% for less than 6 months. These securities had a carrying value of $17,205 and unrealized losses of $8,092. Based on the Company’s ability and intent to hold the investments for a reasonable period of time sufficient for recovery of fair value, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

	December 31, 2007
Fair value to amortized	Amortized	Fair	Unrealized
cost ratio	cost	value	losses
90%-99%	$628,661	605,834	(22,827)
80%-89%	105,744	91,073	(14,671)
Below 80%	39,351	25,361	(13,990)

Total	$773,756	722,268	(51,488)

Proceeds from the sale of securities available-for-sale (excluding calls) during 2007, 2006, and 2005 were $59,035, $37,782, and $86,548, respectively. Gross gains of $53 ($60 in 2006 and $1,863 in 2005) and gross losses of $53 ($1,761 in 2006 and $1,563 in 2005) were realized on those sales.

Investments with a fair value of $4,315 and $4,191 as of December 31, 2007 and 2006, respectively, were on deposit with various regulatory agencies as required by law.

The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There were no foreclosures of mortgage loans on real estate in 2007 and 2006.

The Company participates in an indemnified securities lending program administered by an unaffiliated agent in which certain portfolio holdings are loaned to third parties. The borrower must deliver to the Company’s agent collateral having a market value at least equal to 102% of the market value of the securities loaned. The collateral received by the Company’s agent from the borrower to secure loans on behalf of the Company must be in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or bank letter of credit or equivalent obligation as may be pre-approved by the Company. The loaned securities’ market value is monitored, on a daily basis, with additional collateral obtained as necessary. As of December 31, 2007 and 2006, the Company received $240,284 and $269,126, respectively, of cash collateral on securities lending. The cash collateral is invested in short-term investments, which are recorded in the balance sheets in short-term investments securities lending collateral with a corresponding liability recorded in payables for securities lending collateral to account for the Company’s obligation to return the collateral. The Company had not received any non-cash collateral on securities lending as of December 31, 2007 and 2006. As of December 31, 2007 and 2006, the
(Continued)

24

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
Company had loaned securities with a fair value of $235,160 and $261,312, respectively, which are recognized in the balance sheets as part of investments available-for-sale, fixed maturity securities on loan.
(6)	Future Policy Benefits and Claims

The liability for future policy benefits for universal life policies and investment contracts (approximately 82% of the total liability for future policy benefits as of December 31, 2007 and 2006) has been established based on accumulated contract values without reduction for surrender penalty provisions. The average interest rate credited on investment product policies was 5.0%, 5.0%, and 5.1% for the years ended December 31, 2007, 2006, and 2005, respectively.

The liability for future policy benefits for traditional life policies has been established based upon the net level premium method using the following assumptions:

Year of issue	Interest rate
2007, 2006, and 2005	4.0%
2004 and prior	2.25-6.0%
(a)	Withdrawals

Rates, which vary by issue age, type of coverage and policy duration, are based on Company experience.

(b)	Mortality and Morbidity

Mortality and morbidity rates are based on published tables, guaranteed in insurance contracts.
(7)	Income Tax

The Company files a life/non-life consolidated federal income tax return with its ultimate parent, ONMH.

The Company provides for income taxes based on amounts the Company believes it will ultimately owe in accordance with Statement No. 109. The Company adopted the provision of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, (FIN 48) on January 1, 2007. The need for reserves is reviewed regularly and is adjusted as events occur that Management believes impacts its liability for additional taxes. The Company believes its income tax filing positions will be sustained on audit and does not anticipate any adjustments that will result in a material adverse effect on the Company’s financial condition, results of operations or cash flow. Therefore no reserves for uncertain tax positions have been recorded pursuant to FIN 48. In addition, the Company did not record an adjustment for the cumulative effect related to the adoption of FIN 48. The Company has completed the federal income tax examinations through December 31, 2002, and with limited exceptions is no longer subject to any income tax examinations with major taxing jurisdictions through this period.
(Continued)

25

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
The provision for income taxes is as follows:

	2007	2006	2005
Current	$13,714	21,947	7,821
Deferred	14,310	2,247	4,407

Income tax expense	$28,024	24,194	12,228

A reconciliation of the provision for income taxes based on enacted U.S. Federal income tax rates to the total income tax expense provision reported in the financial statements for the years ended December 31, 2007, 2006, and 2005:

	2007	2006	2005
Pre-tax income times U.S. enacted tax rate	$27,769	23,747	14,356
Tax-preferred investment income	(284)	(491)	(723)
Resolution of tax matters	—	—	(1,656)
Other, net	539	938	251

Income tax expense	$28,024	24,194	12,228

Effective tax rate	35.3%	35.7%	29.8%
In August, 2007, the Internal Revenue Service (“IRS”) issued Revenue Ruling 2007-54 which would have substantially changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction (“DRD”) on separate account assets held in connection with variable annuity and life contracts. However, the ruling was suspended by Revenue Ruling 2007-61 which also announced the IRS’s intention to issue regulations with respect to certain computational aspects of the DRD. Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, prospective application is not guaranteed. As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. During 2007, 2006, and 2005 the Company recognized an income tax benefit of $245, $158 and $183, respectively, related to the separate account DRD and is reflected in the rate reconciliation above under tax-preferred investment income.

In 2005, the U.S. Federal tax authorities completed their examination of the years ending December 31, 1999 through December 31, 2002. The resolution of tax matters is reported in the components of the 2005 rate reconciliation. A claim for a refund of federal taxes has been filed for the year ending December 31, 2003, and the U.S. Federal tax authorities have the matter under consideration.

The Company’s policy for recording interest and penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes.
(Continued)

26

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 2007 and 2006 relate to the following:

	2007	2006
Deferred tax assets:
Future policy benefits	$191,524	164,458
Mortgage loans on real estate	612	591
Other	187	1,791

Total gross deferred tax assets	192,323	166,840

Deferred tax liabilities:
Fixed maturity securities available-for-sale	9	8,222
Deferred policy acquisition costs	83,681	76,609
Fixed assets	2,303	2,369
Reinsurance recoverable	139,758	106,235
Other	4,742	2,712

Total gross deferred tax liabilities	230,493	196,147

Net deferred tax liability	$(38,170)	(29,307)

In accessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future income over the periods in which the deferred tax assets are deductible, the Company believes it is more likely than not that it will realize the benefits of these deductible differences at December 31, 2007.

The American Jobs Creation Act of 2004 provided for the suspension of tax on distributions from the Policyholders’ Surplus Account made during the period January 1, 2005 through December 31, 2006. The Company made distributions in excess of $5,257 during 2005, the PSA liability was eliminated tax free.

(8)	Disclosures about Fair Value of Financial Instruments

SFAS 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about existing on- and off-balance sheet financial instruments. SFAS 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used.
(Continued)

27

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
Assets and liabilities that are presented at fair value in the balance sheets are not included in the disclosures below, including available-for-sale investment securities, cash, short-term investments, and separate accounts (see note 2, Summary of Significant Accounting Policies). Those financial assets and liabilities not presented at fair value are discussed below.
The tax ramifications of the related unrealized gains and losses can have a significant effect on the estimates of fair value and have not been considered in arriving at such estimates.
In estimating the fair value disclosures, the Company used the following methods and assumptions:
Fixed maturity held-to-maturity securities – Fair value for fixed maturity held-to-maturity securities is generally determined from quoted market prices traded in the public marketplace. For fixed maturity held-to-maturity securities not actively traded, or in the case of private placements, fair value is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and duration of investments.
Mortgage loans on real estate, net – The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Estimated fair value is based on the present value of expected future cash flows discounted at the loan’s effective interest rate.
Policy loans – The carrying amount reported in the balance sheets approximates fair value.
Investment contracts – Fair value for the Company’s liabilities under investment type contracts is estimated using one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.
Other policyholder funds – The carrying amount reported in the balance sheets for these instruments approximates their fair value.
Following are the carrying amounts and fair values of financial instruments subject to disclosure requirements as of December 31:

(Continued)

28

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)

	2007
	Carrying	Estimated
	amount	fair value
Assets:
Fixed maturity held-to-maturity securities	$209,575	215,444
Mortgage loans on real estate	424,277	451,579
Policy loans	64,088	64,088

Liabilities:
Investment contracts	$135,803	136,560
Other policyholder funds	12,306	12,306

	2006
	Carrying	Estimated
	amount	fair value
Assets:
Fixed maturity held-to-maturity securities	$45,018	49,083
Mortgage loans on real estate	409,146	416,919
Policy loans	58,540	58,540

Liabilities:
Investment contracts	$169,976	171,479
Other policyholder funds	9,982	9,982
(Continued)

29

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
(9)	Additional Financial Instruments Disclosure
(a)	Financial Instruments with Off-Balance-Sheet Risk
The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund bonds and venture capital partnerships of approximately $4,629 and $2,349 as of December 31, 2007 and 2006, respectively. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the financial statements. The credit risk of all financial instruments, whether on- or off-balance sheet, is controlled through credit approvals, limits, and monitoring procedures.
(b)	Significant Concentrations of Credit Risk
Mortgage loans are collateralized by the underlying properties. Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. The Company has a diversified loan portfolio and total loans in any state do not exceed 14% of the total loan portfolio as of December 31, 2007.
At December 31, 2007, the states that exceeded 10% of the total loan portfolio were Texas, Ohio and California with carrying values of $53.1 million, $56.9 million and $42.8 million, respectively. At December 31, 2006, the states that exceeded 10% of the total loan portfolio were Texas and Ohio with carrying values of $47.4 million and $47.1 million, respectively.
The summary below depicts loan exposure of remaining principal balances by type as of December 31, 2007 and 2006:

	2007	2006
Mortgage assets by type:
Retail	$100,894	105,930
Office	125,048	127,252
Apartment	27,243	28,181
Industrial	95,533	86,579
Other	77,308	62,893

	426,026	410,835

Less valuation allowances	1,749	1,689

Total mortgage loans on real estate, net	$424,277	409,146

(Continued)

30

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
(10)	Regulatory Risk-Based Capital and Dividend Restrictions
As of December 31, 2007, ONLAC exceeded the minimum risk-based capital (RBC) requirements as established by the NAIC.
The payment of dividends by the Company to its parent, ONLIC, is limited by Ohio insurance laws. The maximum dividend that may be paid without prior approval of the Director of Insurance is limited to the greater of ONLAC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds earned surplus of ONLAC, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $18,800 may be paid by ONLAC to ONLIC in 2008 without prior approval. ONLAC declared and paid $0 dividends to ONLIC in 2007 and 2006 and $5,500 in 2005.
(11)	Contingencies
The Company is a defendant in various legal actions arising in the normal course of business. While the outcome of such matters cannot be predicted with certainty, management believes such matters will be resolved without material adverse impact on the financial condition of the Company.
(12)	Reinsurance
In the ordinary course of business, the Company reinsures certain risks with its parent, ONLIC, and other insurance companies. Amounts in the accompanying financial statements related to ceded business are as follows:

	2007
	Affiliate	Nonaffiliate
Premiums	$68,743	87,996
Benefits incurred	6,255	49,714
Commission and expense allowances	5,520	12,093
Reinsurance recoverable:
Reserves for future policy benefits	153,124	244,148
Policy and contract claims payable	399	4,504

	2006
	Affiliate	Nonaffiliate
Premiums	$23,576	86,404
Benefits incurred	5,636	49,952
Commission and expense allowances	1,585	14,831
Reinsurance recoverable:
Reserves for future policy benefits	81,474	214,598
Policy and contract claims payable	324	11,180
(Continued)

31

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)

	2005
	Affiliate	Nonaffiliate
Premiums	$6,006	78,909
Benefits incurred	5,713	41,567
Commission and expense allowances	902	17,244
Reinsurance recoverable:
Reserves for future policy benefits	57,812	187,802
Policy and contract claims payable	492	7,744
Net traditional life and accident and health insurance premiums earned in 2007, 2006, and 2005 is summarized as follows:

	2007	2006	2005
Direct premiums earned	$215,828	158,973	129,869
Reinsurance assumed	1,274	1,227	1,287
Reinsurance ceded	(156,739)	(109,980)	(84,915)

Net premiums earned	$60,363	50,220	46,241

Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.
(13)	Segment Information
The Company conducts its business in one primary operating segment: individual life insurance. Individual life insurance includes universal life, variable universal life and term life. All products within this segment share similar distribution systems and some degree of mortality (loss of life) risk. All other amounts not attributable to this segment are aggregated into a single column for presentation purposes. There are no other significant segments requiring separate identification.
(Continued)

32

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)

	Year ended or as of December 31, 2007
	Individual life
	insurance	All other	Total
Revenues:
Universal life policy charges	$99,718	—	99,718
Traditional life insurance premiums	53,930	—	53,930
Accident and health insurance premiums	—	6,433	6,433
Annuity premiums and charges	—	206	206
Net investment income	122,451	23,161	145,612
Net realized losses on investments	—	(1,368)	(1,368)

	276,099	28,432	304,531

Benefits and expenses:
Benefits and claims	162,663	8,009	170,672
Other operating costs and expenses	51,545	2,974	54,519

	214,208	10,983	225,191

Income before income taxes	$61,891	17,449	79,340

Total assets as of December 31, 2007	$2,886,408	718,189	3,604,597

(Continued)

33

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)

	Year ended or as of December 31, 2006
	Individual life
	insurance	All other	Total
Revenues:
Universal life policy charges	$92,744	—	92,744
Traditional life insurance premiums	44,207	—	44,207
Accident and health insurance premiums	—	6,013	6,013
Annuity premiums and charges	—	229	229
Net investment income	111,014	21,139	132,153
Net realized losses on investments	—	(7,478)	(7,478)
Other income, net	23	122	145

	247,988	20,025	268,013

Benefits and expenses:
Benefits and claims	145,592	5,462	151,054
Other operating costs and expenses	46,819	2,292	49,111

	192,411	7,754	200,165

Income before income taxes	$55,577	12,271	67,848

Total assets as of December 31, 2006	$2,603,594	718,240	3,321,834

(Continued)

34

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)

	Year ended or as of December 31, 2005
	Individual life
	insurance	All other	Total
Revenues:
Universal life policy charges	$86,120	—	86,120
Traditional life insurance premiums	39,274	—	39,274
Accident and health insurance premiums	—	6,967	6,967
Annuity premiums and charges	—	189	189
Net investment income	101,064	21,441	122,505
Net realized losses on investments	—	(21,663)	(21,663)
Other income, net	—	31	31

	226,458	6,965	233,423

Benefits and expenses:
Benefits and claims	127,132	20,298	147,430
Other operating costs and expenses	43,118	1,858	44,976

	170,250	22,156	192,406

Income (loss) before income taxes	$56,208	(15,191)	41,017

Total assets as of December 31, 2005	$2,238,487	651,972	2,890,459

(Continued)

35

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
(14)	Related Party Transactions

The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel, space and supplies, accounting, data processing, and related services to ONLAC. ONLIC primarily uses multiple bases (head counts, salaries, number of policies, policy face amounts, field compensation, time, age, sex, assets, account balances, transaction counts, etc.) and believes they are reasonable for determining the expense charges. There is no assurance that these costs would be similar if the Company had to obtain such services on its own. This agreement resulted in charges to the Company of approximately $27,000, $24,000, and $22,433 in 2007, 2006, and 2005, respectively.

The Company received cash capital contributions from its parent, ONLIC, on December 31, 2007, December 21, 2006, and April 29, 2005 in the amount of $11,000, $5,000, and $15,000, respectively.

On December 16, 2005, the Company received a capital contribution from its parent, ONLIC. This contribution consisted of fixed maturities available-for-sale with a value of $14,751 plus accrued interest of $201.

On October 31, 2005, the Company sold fixed maturities available-for-sale with a value of $10,372 plus accrued interest of $204 to its parent, ONLIC, and recognized a gain of $143. This transaction was settled for cash from ONLIC in the amount of $10,576.
(Continued)

36

Schedule I
OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Summary of Investments – Other Than Investments in Related Parties
December 31, 2007
(Dollars in thousands)

Column A	Column B	Column C	Column D
			Amount at
			which shown
		Market	in the
Type of investment	Cost	value	balance sheet
Fixed maturity available-for-sale securities :
Bonds:
U.S. Treasury securities and obligations of U.S. Government	$90,547	$96,147	$96,147
Federal agency issued securities	30,057	29,978	29,978
Obligations of states and political subdivisions	3,784	3,798	3,798
Debt securities issued by foreign governments	14,868	14,331	14,331
Corporate securities	1,035,700	1,041,711	1,041,711
Mortgage-backed securities	366,370	355,385	355,385

Total fixed maturity available-for-sale securities	1,541,326	1,541,350	1,541,350

Fixed maturity held-to-maturity securities:
Bonds:
Obligations of states and political subdivisions	2,210	2,494	2,210
Debt securities issued by foreign governments	1,000	1,000	1,000
Corporate securities	206,365	211,950	206,365

Total fixed maturity held-to-maturity securities	209,575	215,444	209,575

Mortgage loans on real estate, net	426,026		424,277	[1]

Policy loans	64,088		64,088

Other long-term investments	5,035		4,172	[2]

Short-term investments securities lending collateral	240,284		240,284

Total investments	$2,486,334		$2,483,746

1	Difference from Column B is attributable to valuation allowances due to impairments on mortgage loans on real estate.

2	Difference from Column B is due to operations gains and /or losses of investments in limited partnerships.
See accompanying report of independent registered public accounting firm.

37

Schedule III
OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Supplementary Insurance Information
Years ended December 31, 2007, 2006, and 2005
(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
		Future policy
	Deferred	benefits,		Other policy
	policy	losses,		claims and
	acquisition	claims, and	Unearned	benefits	Premium
Year segment	costs	loss expenses	Premiums[1]	payable[1]	revenue
2007:
Individual life insurance	$350,032	1,895,548			53,930
All other	14,710	583,627			6,433

Total	$364,742	2,479,175			60,363

2006:
Individual life insurance	$323,048	1,734,464			44,207
All other	11,359	518,741			6,013

Total	$334,407	2,253,205			50,220

2005:
Individual life insurance	$292,504	1,501,348			39,274
All other	5,159	494,295			6,967

Total	$297,663	1,995,643			46,241

Column A	Column G	Column H	Column I	Column J	Column K
		Benefits,	Amortization
		claims, losses	of deferred
	Net	and	policy	Other
	investment	settlement	acquisition	operating	Premium
Year segment	income[2]	expenses	costs	expenses[2]	written[3]
2007:
Individual life insurance	$122,451	162,663	27,494	24,095
All other	23,161	8,009	2,599	330

Total	$145,612	170,672	30,093	24,425

2006:
Individual life insurance	$111,014	145,592	24,635	22,184
All other	21,139	5,462	1,665	627

Total	$132,153	151,054	26,300	22,811

2005:
Individual life insurance	$101,064	127,132	26,892	16,226
All other	21,441	20,298	371	1,487

Total	$122,505	147,430	27,263	17,713

[1]	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

[2]	Allocations of net investment and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.

[3]	Not applicable for life insurance companies.
See accompanying report of independent registered public accounting firm.

38

Schedule IV
OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Reinsurance
Years ended December 31, 2007, 2006, and 2005
(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed
	amount	companies	companies	amount	to net
2007:
Life insurance in force	$92,437,067	46,582,889	129,693	45,983,871	0.3%

Premiums:
Life insurance	$194,961	141,142	111	53,930	0.2%
Accident and health insurance	20,867	15,597	1,163	6,433	18.1

Total	$215,828	156,739	1,274	60,363	2.1%

2006:
Life insurance in force	$83,157,457	44,056,347	31,611	39,132,721	0.1%

Premiums:
Life insurance	$137,312	93,116	11	44,207	—%
Accident and health insurance	21,661	16,864	1,216	6,013	20.2

Total	$158,973	109,980	1,227	50,220	2.4%

2005:
Life insurance in force	$75,278,203	40,261,498	—	35,016,705	—%

Premiums:
Life insurance	$107,491	68,217	—	39,274	—%
Accident and health insurance	22,378	16,698	1,287	6,967	18.5

Total	$129,869	84,915	1,287	46,241	2.8%

See accompanying report of independent registered public accounting firm.

39

Schedule V
OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Valuation and Qualifying Accounts
Years ended December 31, 2007, 2006, and 2005
(In thousands)

Column A	Column B	Column C		Column D	Column E
		Charged
	Balance at	(credited) to	Charged to		Balance at
	beginning	costs and	other		end of
Description	of period	expenses	accounts	Deductions	period
2007:
Valuation allowances – mortgage loans on real estate	$1,689	60	—	—	1,749
2006:
Valuation allowances – mortgage loans on real estate	$1,721	(32)	—	—	1,689
2005:
Valuation allowances – mortgage loans on real estate	$1,631	90	—	—	1,721
See accompanying report of independent registered public accounting firm.

40

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2007

	Assets	Contract owners’ equity
		Contracts in
	Investments at	accumulation period
	fair value	(note 6)
Ohio National Fund, Inc.:
Equity Subaccount 1,179,102 Shares (Cost $30,517,442)	$34,960,383	$34,960,383
Money Market Subaccount 912,604 Shares (Cost $9,126,043)	9,126,043	9,126,043
Bond Subaccount 386,078 Shares (Cost $4,210,075)	4,416,738	4,416,738
Omni Subaccount 491,697 Shares (Cost $7,816,024)	8,162,167	8,162,167
International Subaccount 1,102,314 Shares (Cost $13,477,584)	15,454,449	15,454,449
Capital Appreciation Subaccount 708,959 Shares (Cost $10,111,412)	14,498,213	14,498,213
Millennium Subaccount 607,624 Shares (Cost $12,956,989)	15,269,582	15,269,582
International Small Co. Subaccount 351,255 Shares (Cost $5,956,072)	9,585,745	9,585,745
Aggressive Growth Subaccount 488,561 Shares (Cost $3,891,719)	4,519,193	4,519,193
Small Cap Growth Subaccount 262,794 Shares (Cost $2,816,159)	3,295,438	3,295,438
Mid Cap Opportunity Subaccount 631,328 Shares (Cost $9,465,825)	14,204,874	14,204,874
S&P 500 Index Subaccount 1,689,751 Shares (Cost $21,971,204)	25,954,580	25,954,580
Blue Chip Subaccount 146,267 Shares (Cost $1,510,791)	1,727,409	1,727,409
High Income Bond Subaccount 365,298 Shares (Cost $3,306,569)	3,536,084	3,536,084
Capital Growth Subaccount 113,690 Shares (Cost $2,191,995)	2,679,667	2,679,667
Nasdaq-100 Index Subaccount 229,187 Shares (Cost $918,353)	1,228,442	1,228,442
Bristol Subaccount 57,659 Shares (Cost $692,660)	808,375	808,375
Bryton Growth Subaccount 37,595 Shares (Cost $406,126)	501,146	501,146
U.S. Equity Subaccount 1,559 Shares (Cost $22,692)	24,080	24,080
Balanced Subaccount 12,644 Shares (Cost $170,767)	185,861	185,861

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2007

	Assets	Contract owners’ equity
		Contracts in
	Investments at	accumulation period
	fair value	(note 6)
Ohio National Fund, Inc.: (continued)
Income Opportunity Subaccount 1,499 Shares (Cost $17,365)	$18,720	$18,720
Target VIP Subaccount 11,785 Shares (Cost $143,263)	144,135	144,135
Target Equity/Income Subaccount 52,995 Shares (Cost $586,323)	635,942	635,942
Janus Aspen Series — Institutional Shares:
Large Cap Growth Subaccount 278,777 Shares (Cost $6,837,443)	7,365,279	7,365,279
Worldwide Growth Subaccount 118,655 Shares (Cost $4,126,298)	4,192,076	4,192,076
Balanced Subaccount 135,101 Shares (Cost $3,315,804)	4,059,790	4,059,790
Wells Fargo Advantage Variable Trust Funds:
Opportunity Subaccount 29,038 Shares (Cost $591,503)	639,716	639,716
Small/Mid Cap Value Subaccount 17,690 Shares (Cost $189,789)	196,000	196,000
Discovery Subaccount 47,232 Shares (Cost $606,103)	949,837	949,837
Goldman Sachs Variable Insurance Trust:
Growth & Income Subaccount 263,441 Shares (Cost $3,242,970)	3,300,916	3,300,916
Structured U.S. Equity Subaccount 38,387 Shares (Cost $466,979)	505,172	505,172
Capital Growth Subaccount 48,515 Shares (Cost $512,521)	617,592	617,592
Van Kampen Universal Institutional Funds — Class I:
U.S. Real Estate Subaccount 108,751 Shares (Cost $2,454,941)	2,397,961	2,397,961
Lazard Retirement Series Inc.:
Emerging Markets Subaccount 411,781 Shares (Cost $7,824,709)	10,558,072	10,558,072
Small Cap Subaccount 355,830 Shares (Cost $4,603,075)	3,551,180	3,551,180

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2007

	Assets	Contract owners’ equity
		Contracts in
	Investments at	accumulation period
	fair value	(note 6)
Lazard Retirement Series Inc.: (continued)
U.S. Strategic Equity Subaccount 445 Shares (Cost $5,253)	$4,529	$4,529
International Equity Subaccount 39,844 Shares (Cost $567,289)	531,917	531,917
Old Mutual Insurance Series Fund:
Technology & Communications Subaccount 19,002 Shares (Cost $48,467)	67,648	67,648
Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Mid Cap Subaccount 371,279 Shares (Cost $10,802,812)	13,228,686	13,228,686
VIP Contrafund Subaccount 511,773 Shares (Cost $14,882,734)	14,053,288	14,053,288
VIP Growth Subaccount 60,551 Shares (Cost $2,099,436)	2,703,619	2,703,619
VIP Equity-Income Subaccount 92,544 Shares (Cost $2,355,756)	2,181,253	2,181,253
Janus Aspen Series — Service Shares:
Large Cap Growth Subaccount 86,572 Shares (Cost $1,757,289)	2,256,924	2,256,924
Worldwide Growth Subaccount 75,393 Shares (Cost $2,111,442)	2,641,008	2,641,008
Balanced Subaccount 133,574 Shares (Cost $3,309,678)	4,151,493	4,151,493
International Growth Subaccount 117,898 Shares (Cost $5,714,164)	7,605,572	7,605,572
J.P. Morgan Series Trust II:
Small Company Subaccount 33,169 Shares (Cost $542,479)	532,693	532,693
Mid Cap Value Subaccount 153,890 Shares (Cost $4,153,317)	4,719,821	4,719,821
MFS Variable Insurance Trust — Service Class:
New Discovery Subaccount 16,711 Shares (Cost $266,636)	272,553	272,553
Investors Growth Stock Subaccount 21,838 Shares (Cost $204,979)	252,669	252,669

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2007

	Assets	Contract owners’ equity
		Contracts in
	Investments at	accumulation period
	fair value	(note 6)
MFS Variable Insurance Trust — Service Class: (continued)
Mid Cap Growth Subaccount 65,534 Shares (Cost $440,076)	$492,813	$492,813
Total Return Subaccount 190,175 Shares (Cost $3,800,691)	4,077,357	4,077,357
The Prudential Series Fund Inc.:
Jennison Subaccount 5,794 Shares (Cost $109,491)	134,255	134,255
Jennison 20/20 Focus Subaccount 242,204 Shares (Cost $3,935,938)	3,821,975	3,821,975
UBS Series Trust — Class I:
U.S. Allocation Subaccount 1,190 Shares (Cost $15,047)	18,211	18,211
PIMCO Variable Insurance Trust — Administrative Shares:
Real Return Subaccount 228,544 Shares (Cost $2,832,385)	2,872,801	2,872,801
Total Return Subaccount 376,035 Shares (Cost $3,861,000)	3,944,612	3,944,612
Global Bond Subaccount 100,247 Shares (Cost $1,242,867)	1,281,153	1,281,153
Calvert Variable Series Inc.:
Social Equity Subaccount 16,609 Shares (Cost $256,940)	338,488	338,488
Dreyfus Variable Investment Fund — Service Class:
Appreciation Subaccount 8,459 Shares (Cost $320,262)	377,188	377,188
Royce Capital Fund:
Small-Cap Subaccount 539,787 Shares (Cost $5,154,806)	5,376,279	5,376,279
Micro-Cap Subaccount 275,511 Shares (Cost $3,688,327)	3,711,138	3,711,138
Van Kampen Universal Institutional Funds — Class II:
Core Plus Fixed Income Subaccount 8,891 Shares (Cost $101,131)	102,065	102,065
U.S. Real Estate Subaccount 61,451 Shares (Cost $1,481,453)	1,340,868	1,340,868

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2007

	Assets	Contract owners’ equity
		Contracts in
	Investments at	accumulation period
	fair value	(note 6)
Van Kampen Universal Institutional Funds — Class II: (continued)
International Growth Equity Subaccount 19,830 Shares (Cost $230,368)	$240,140	$240,140
Equity Growth Subaccount 2,192 Shares (Cost $42,476)	43,574	43,574
Legg Mason Partners Variable Equity Trust — Class I:
Fundamental Value Subaccount 4,539 Shares (Cost $108,299)	98,450	98,450
Capital and Income Subaccount 807 Shares (Cost $11,667)	10,010	10,010
Investors Subaccount 7,743 Shares (Cost $136,336)	127,909	127,909
Franklin Templeton Variable Insurance Products Trust — Class 2:
Franklin Income Securities Subaccount 182,162 Shares (Cost $3,158,006)	3,153,226	3,153,226
Franklin Flex Cap Growth Securities Subaccount 6,521 Shares (Cost $80,881)	82,947	82,947
Templeton Foreign Securities Subaccount 56,011 Shares (Cost $1,031,201)	1,134,229	1,134,229
Neuberger Berman Advisers Management Trust — S Class:
AMT Regency Subaccount 3,298 Shares (Cost $59,441)	57,289	57,289

Totals	$297,311,507	$297,311,507

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2007

	Ohio National Fund, Inc.
		Money				Capital		International
	Equity	Market	Bond	Omni	International	Appreciation	Millennium	Small Co.
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2007	2007	2007	2007	2007	2007	2007	2007

Investment activity:
Reinvested dividends	$16,245	$415,582	$0	$142,464	$0	$68,439	$0	$0
Risk & administrative expense (note 2)	(289,956)	(54,764)	(29,169)	(61,599)	(114,329)	(112,459)	(106,365)	(65,977)

Net investment activity	(273,711)	360,818	(29,169)	80,865	(114,329)	(44,020)	(106,365)	(65,977)

Reinvested capital gains	0	0	0	0	0	0	0	0

Realized & unrealized gain (loss) on investments:
Realized gain (loss)	1,805,125	2,307	68,011	47,584	237,697	958,716	163,909	592,688
Unrealized gain (loss)	(3,864,960)	0	83,938	368,184	1,162,976	(384,083)	3,167,757	797,756

Net gain (loss) on investments	(2,059,835)	2,307	151,949	415,768	1,400,673	574,633	3,331,666	1,390,444

Net increase (decrease) in contract owners’ equity from operations	$(2,333,546)	$363,125	$122,780	$496,633	$1,286,344	$530,613	$3,225,301	$1,324,467

	Ohio National Fund, Inc.
	Aggressive	Small Cap	Mid Cap	S&P		High Income	Capital	Nasdaq-100
	Growth	Growth	Opportunity	500 Index	Blue Chip	Bond	Growth	Index
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2007	2007	2007	2007	2007	2007	2007	2007

Investment activity:
Reinvested dividends	$0	$0	$0	$353,130	$21,145	$0	$0	$0
Risk & administrative expense (note 2)	(28,947)	(24,303)	(103,407)	(186,947)	(11,891)	(23,029)	(18,917)	(7,594)

Net investment activity	(28,947)	(24,303)	(103,407)	166,183	9,254	(23,029)	(18,917)	(7,594)

Reinvested capital gains	0	0	0	0	0	0	0	0

Realized & unrealized gain (loss) on investments:
Realized gain (loss)	25,254	77,075	776,105	568,494	36,420	152,677	85,027	42,313
Unrealized gain (loss)	1,004,216	385,127	1,522,103	391,408	(225,436)	(46,895)	195,739	140,488

Net gain (loss) on investments	1,029,470	462,202	2,298,208	959,902	(189,016)	105,782	280,766	182,801

Net increase (decrease) in contract owners’ equity from operations	$1,000,523	$437,899	$2,194,801	$1,126,085	$(179,762)	$82,753	$261,849	$175,207

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2007

	Ohio National Fund, Inc.
		Bryton	U.S.		Income		Target
	Bristol	Growth	Equity	Balanced	Opportunity	Target VIP	Equity/Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount(a)	Subaccount	Subaccount
	2007	2007	2007	2007	2007	2007	2007

Investment activity:
Reinvested dividends	$4,246	$0	$85	$0	$0	$1,103	$8,297
Risk & administrative expense (note 2)	(4,956)	(3,191)	(98)	(907)	(103)	(389)	(4,240)

Net investment activity	(710)	(3,191)	(13)	(907)	(103)	714	4,057

Reinvested capital gains	0	0	0	0	0	0	0

Realized & unrealized gain (loss) on investments:
Realized gain (loss)	15,703	16,555	133	1,385	237	368	18,772
Unrealized gain (loss)	28,547	25,954	1,250	14,023	1,019	854	25,839

Net gain (loss) on investments	44,250	42,509	1,383	15,408	1,256	1,222	44,611

Net increase (decrease) in contract owners’ equity from operations	$43,540	$39,318	$1,370	$14,501	$1,153	$1,936	$48,668

	Janus Aspen Series —			Wells Fargo Advantage Variable
	Institutional Shares			Trust Funds
	Large Cap	Worldwide			Small/Mid
	Growth	Growth	Balanced	Opportunity	Cap Value	Discovery
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2007	2007	2007	2007	2007	2007

Investment activity:
Reinvested dividends	$52,621	$32,680	$102,110	$4,542	$47	$0
Risk & administrative expense (note 2)	(54,776)	(32,510)	(30,214)	(7,180)	(2,105)	(9,651)

Net investment activity	(2,155)	170	71,896	(2,638)	(2,058)	(9,651)

Reinvested capital gains	0	0	0	106,426	39,873	0

Realized & unrealized gain (loss) on investments:
Realized gain (loss)	50,793	18,368	103,711	241,075	51,699	455,243
Unrealized gain (loss)	923,777	347,046	194,355	(243,171)	(84,270)	(150,887)

Net gain (loss) on investments	974,570	365,414	298,066	(2,096)	(32,571)	304,356

Net increase (decrease) in contract owners’ equity from operations	$972,415	$365,584	$369,962	$101,692	$5,244	$294,705

(a)	Name change was effective May 1, 2007. Subaccount was formerly known as Covered Call.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2007

				Van Kampen
				Univ. Inst.
	Goldman Sachs Variable			Funds —
	Insurance Trust			Class I	Lazard Retirement Series, Inc.
							U.S.
	Growth &	Structured	Capital	U.S. Real	Emerging	Small	Strategic	International
	Income	U.S. Equity	Growth	Estate	Markets	Cap	Equity	Equity
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount(b)	Subaccount
	2007	2007	2007	2007	2007	2007	2007	2007

Investment activity:
Reinvested dividends	$60,969	$5,617	$1,133	$38,283	$108,779	$0	$49	$12,642
Risk & administrative expense (note 2)	(23,976)	(3,581)	(3,905)	(24,749)	(59,923)	(26,389)	(51)	(3,516)

Net investment activity	36,993	2,036	(2,772)	13,534	48,856	(26,389)	(2)	9,126

Reinvested capital gains	313,935	39,412	0	298,958	1,455,473	1,544,813	819	84,910

Realized & unrealized gain (loss) on investments:
Realized gain (loss)	98,832	33,790	15,396	197,098	520,090	55,466	960	14,998
Unrealized gain (loss)	(427,240)	(85,041)	38,613	(1,093,883)	351,814	(1,861,782)	(1,674)	(58,961)

Net gain (loss) on investments	(328,408)	(51,251)	54,009	(896,785)	871,904	(1,806,316)	(714)	(43,963)

Net increase (decrease) in contract owners’ equity from operations	$22,520	$(9,803)	$51,237	$(584,293)	$2,376,233	$(287,892)	$103	$50,073

(b)	Name change was effective May 1, 2007. Subaccount was formerly known as Equity.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2007

	Old Mutual
	Insurance	Fidelity Variable Insurance				Janus Aspen Series —
	Series Fund	Products Fund — Service Class 2				Service Shares
	Tech. &	VIP	VIP	VIP	VIP Equity-	Large Cap	Worldwide
	Comm.	Mid Cap	Contrafund	Growth	Income	Growth	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2007	2007	2007	2007	2007	2007	2007

Investment activity:
Reinvested dividends	$0	$60,757	$98,976	$7,592	$37,165	$12,574	$15,005
Risk & administrative expense (note 2)	(810)	(82,535)	(79,184)	(13,759)	(15,887)	(12,388)	(15,517)

Net investment activity	(810)	(21,778)	19,792	(6,167)	21,278	186	(512)

Reinvested capital gains	0	1,057,303	3,379,522	1,693	187,287	0	0

Realized & unrealized gain (loss) on investments:
Realized gain (loss)	18,901	588,935	553,059	89,110	46,944	59,553	88,896
Unrealized gain (loss)	8,174	16,090	(2,104,586)	382,524	(243,250)	227,237	129,716

Net gain (loss) on investments	27,075	605,025	(1,551,527)	471,634	(196,306)	286,790	218,612

Net increase (decrease) in contract owners’ equity from operations	$26,265	$1,640,550	$1,847,787	$467,160	$12,259	$286,976	$218,100

	Janus Aspen Series —		J.P. Morgan Series
	Service Shares		Trust II		MFS Variable Insurance Trust — Service Class
		International	Small	Mid Cap	New	Investors	Mid Cap	Total
	Balanced	Growth	Company	Value	Discovery	Growth Stock	Growth	Return
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2007	2007	2007	2007	2007	2007	2007	2007

Investment activity:
Reinvested dividends	$92,788	$26,691	$50	$39,264	$0	$210	$0	$107,073
Risk & administrative expense (note 2)	(24,455)	(37,174)	(3,884)	(30,794)	(1,538)	(1,679)	(3,204)	(28,757)

Net investment activity	68,333	(10,483)	(3,834)	8,470	(1,538)	(1,469)	(3,204)	78,316

Reinvested capital gains	0	0	26,532	198,072	16,178	0	16,541	111,611

Realized & unrealized gain (loss) on investments:
Realized gain (loss)	170,702	370,228	11,178	150,445	9,421	13,944	11,330	88,221
Unrealized gain (loss)	143,976	953,161	(73,808)	(321,378)	(21,720)	13,571	12,952	(128,212)

Net gain (loss) on investments	314,678	1,323,389	(62,630)	(170,933)	(12,299)	27,515	24,282	(39,991)

Net increase (decrease) in contract owners’ equity from operations	$383,011	$1,312,906	$(39,932)	$35,609	$2,341	$26,046	$37,619	$149,936

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2007

			UBS Series				Calvert
	The Prudential Series		Trust —	PIMCO Variable Insurance Trust —			Variable
	Fund, Inc.		Class I	Administrative Shares			Series, Inc.
		Jennison	U.S.	Real	Total	Global	Social
	Jennison	20/20 Focus	Allocation	Return	Return	Bond	Equity
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2007	2007	2007	2007	2007	2007	2007

Investment activity:
Reinvested dividends	$0	$4,392	$1,984	$121,830	$176,590	$37,226	$0
Risk & administrative expense (note 2)	(763)	(19,000)	(307)	(17,416)	(25,716)	(7,775)	(2,425)

Net investment activity	(763)	(14,608)	1,677	104,414	150,874	29,451	(2,425)

Reinvested capital gains	0	347,273	0	6,573	0	2,707	16,665

Realized & unrealized gain (loss) on investments:
Realized gain (loss)	5,710	184,378	17,352	(52,118)	(4,556)	(6,110)	12,933
Unrealized gain (loss)	6,874	(274,235)	(15,497)	187,855	149,632	66,036	2,153

Net gain (loss) on investments	12,584	(89,857)	1,855	135,737	145,076	59,926	15,086

Net increase (decrease) in contract owners’ equity from operations	$11,821	$242,808	$3,532	$246,724	$295,950	$92,084	$29,326

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2007

	Dreyfus
	Variable
	Inv. Fund —
	Service			Van Kampen Universal Institutional
	Class	Royce Capital Fund		Funds — Class II
						International
				Core Plus	U.S. Real	Growth	Equity
	Appreciation	Small-Cap	Micro-Cap	Fixed Income	Estate	Equity	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2007	2007	2007	2007	2007	2007	2007

Investment activity:
Reinvested dividends	$4,340	$2,837	$55,246	$3,138	$16,610	$337	$0
Risk & administrative expense (note 2)	(2,815)	(37,770)	(24,161)	(541)	(8,834)	(1,392)	(74)

Net investment activity	1,525	(34,933)	31,085	2,597	7,776	(1,055)	(74)

Reinvested capital gains	0	246,857	314,808	0	154,165	4,971	0

Realized & unrealized gain (loss) on investments:
Realized gain (loss)	17,122	161,958	178,680	147	24,023	8,088	49
Unrealized gain (loss)	4,495	(575,453)	(416,820)	1,640	(494,211)	3,901	1,098

Net gain (loss) on investments	21,617	(413,495)	(238,140)	1,787	(470,188)	11,989	1,147

Net increase (decrease) in contract owners’ equity from operations	$23,142	$(201,571)	$107,753	$4,384	$(308,247)	$15,905	$1,073

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2007

						Franklin Templeton Variable
	Legg Mason Partners Variable Equity Trust — Class I (note 4)					Insurance Products Trust — Class 2
							Franklin
						Franklin	Flex Cap	Templeton
		Total	Fundamental	Capital and		Income	Growth	Foreign
	All Cap	Return	Value	Income	Investors	Securities	Securities	Securities
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2007	2007	2007	2007	2007	2007	2007	2007

Investment activity:
Reinvested dividends	$259	$71	$1,229	$138	$1,615	$78,786	$31	$18,216
Risk & administrative expense (note 2)	(42)	(19)	(422)	(50)	(569)	(14,492)	(194)	(6,616)

Net investment activity	217	52	807	88	1,046	64,294	(163)	11,600

Reinvested capital gains	4,491	55	4,761	1,595	3,480	14,611	0	41,548

Realized & unrealized gain (loss) on investments:
Realized gain (loss)	(2,028)	210	(71)	(4)	(1,646)	21,701	779	59,892
Unrealized gain (loss)	(45)	(28)	(9,849)	(1,657)	(8,459)	(82,151)	1,378	17,231

Net gain (loss) on investments	(2,073)	182	(9,920)	(1,661)	(10,105)	(60,450)	2,157	77,123

Net increase (decrease) in contract owners’ equity from operations	$2,635	$289	$(4,352)	$22	$(5,579)	$18,455	$1,994	$130,271

	Neuberger
	Berman
	Advisers
	Management
	Trust — S Class
	AMT
	Regency	Total
	Subaccount	Subaccounts
	2007	2007

Investment activity:
Reinvested dividends	$193	$2,473,421
Risk & administrative expense (note 2)	(215)	(2,059,236)

Net investment activity	(22)	414,185

Reinvested capital gains	1,249	10,045,167

Realized & unrealized gain (loss) on investments:
Realized gain (loss)	626	10,448,056
Unrealized gain (loss)	(2,488)	200,347

Net gain (loss) on investments	(1,862)	10,648,403

Net increase (decrease) in contract owners’ equity from operations	$(635)	$21,107,755

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Ohio National Fund, Inc.
	Equity		Money Market		Bond		Omni
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(273,711)	$(305,684)	$360,818	$283,380	$(29,169)	$126,929	$80,865	$45,152
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	1,805,125	718,986	2,307	103	68,011	47,087	47,584	(62,252)
Unrealized gain (loss)	(3,864,960)	1,997,257	0	0	83,938	(9,582)	368,184	941,257

Net increase (decrease) in contract owners’ equity from operations	(2,333,546)	2,410,559	363,125	283,483	122,780	164,434	496,633	924,157

Equity transactions:
Contract purchase payments	3,476,453	4,122,884	5,006,821	5,123,118	466,947	490,095	681,269	797,883
Transfers to and from fixed dollar contract and other subaccounts	(5,095,177)	(1,580,136)	(2,650,244)	(1,448,082)	16,921	214,035	(260,872)	(119,002)
Withdrawals, surrenders and death benefit payments	(2,917,683)	(3,121,763)	(1,682,927)	(428,155)	(271,897)	(358,652)	(437,032)	(496,509)
Surrender charges (note 2)	(191,729)	(203,137)	(136,448)	(142,175)	(25,248)	(44,992)	(17,322)	(25,712)
Lapse charges (note 2)	(29,374)	(68,723)	(35,299)	(71,259)	(1,378)	(2,798)	(405)	(3,066)
Cost of insurance and other administrative fees (note 2)	(2,089,890)	(2,317,522)	(412,609)	(401,621)	(211,842)	(226,931)	(508,130)	(518,436)

Net equity transactions	(6,847,400)	(3,168,397)	89,294	2,631,826	(26,497)	70,757	(542,492)	(364,842)

Net change in contract owners’ equity	(9,180,946)	(757,838)	452,419	2,915,309	96,283	235,191	(45,859)	559,315
Contract owners’ equity:
Beginning of period	44,141,329	44,899,167	8,673,624	5,758,315	4,320,455	4,085,264	8,208,026	7,648,711

End of period	$34,960,383	$44,141,329	$9,126,043	$8,673,624	$4,416,738	$4,320,455	$8,162,167	$8,208,026

Change in units:
Beginning units	1,000,019	1,076,945	411,052	283,780	142,932	140,106	290,922	304,917

Units purchased	106,793	183,902	1,525,763	1,280,386	63,842	55,108	28,365	42,120
Units redeemed	(258,874)	(260,828)	(1,521,630)	(1,153,114)	(64,831)	(52,282)	(46,850)	(56,115)

Ending units	847,938	1,000,019	415,185	411,052	141,943	142,932	272,437	290,922

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Ohio National Fund, Inc.
	International		Capital Appreciation		Millennium		International Small Co.
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(114,329)	$(83,059)	$(44,020)	$(39,504)	$(106,365)	$(103,333)	$(65,977)	$(45,116)
Reinvested capital gains	0	0	0	0	0	0	0	189,815
Realized gain (loss)	237,697	(49,960)	958,716	503,118	163,909	(213,305)	592,688	522,368
Unrealized gain (loss)	1,162,976	2,555,870	(384,083)	1,694,898	3,167,757	1,209,567	797,756	977,801

Net increase (decrease) in contract owners’ equity from operations	1,286,344	2,422,851	530,613	2,158,512	3,225,301	892,929	1,324,467	1,644,868

Equity transactions:
Contract purchase payments	1,212,797	1,681,351	1,136,582	1,341,181	1,146,911	1,430,171	602,278	617,771
Transfers to and from fixed dollar contract and other subaccounts	(413,982)	(141,542)	(718,575)	(655,338)	(961,703)	(1,131,733)	842,181	(95,517)
Withdrawals, surrenders and death benefit payments	(929,031)	(1,613,229)	(897,034)	(1,064,670)	(893,432)	(997,235)	(459,382)	(783,481)
Surrender charges (note 2)	(46,522)	(81,867)	(106,605)	(88,120)	(77,646)	(83,721)	(43,367)	(38,402)
Lapse charges (note 2)	(9,260)	(9,130)	(15,756)	(14,078)	(3,756)	(11,485)	(3,005)	(1,660)
Cost of insurance and other administrative fees (note 2)	(815,965)	(840,037)	(739,803)	(761,252)	(759,886)	(809,285)	(404,065)	(359,025)

Net equity transactions	(1,001,963)	(1,004,454)	(1,341,191)	(1,242,277)	(1,549,512)	(1,603,288)	534,640	(660,314)

Net change in contract owners’ equity	284,381	1,418,397	(810,578)	916,235	1,675,789	(710,359)	1,859,107	984,554
Contract owners’ equity:
Beginning of period	15,170,068	13,751,671	15,308,791	14,392,556	13,593,793	14,304,152	7,726,638	6,742,084

End of period	$15,454,449	$15,170,068	$14,498,213	$15,308,791	$15,269,582	$13,593,793	$9,585,745	$7,726,638

Change in units:
Beginning units	642,549	689,303	437,234	474,815	466,193	522,833	225,594	246,867

Units purchased	72,925	110,577	62,483	53,902	47,738	61,704	64,438	52,667
Units redeemed	(112,862)	(157,331)	(97,877)	(91,483)	(95,286)	(118,344)	(49,999)	(73,940)

Ending units	602,612	642,549	401,840	437,234	418,645	466,193	240,033	225,594

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Ohio National Fund, Inc.
	Aggressive Growth		Small Cap Growth		Mid Cap Opportunity		S&P 500 Index
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(28,947)	$(25,140)	$(24,303)	$(21,991)	$(103,407)	$(102,575)	$166,183	$94,902
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	25,254	(71,102)	77,075	(68,306)	776,105	558,948	568,494	298,260
Unrealized gain (loss)	1,004,216	258,316	385,127	749,618	1,522,103	729,416	391,408	2,967,722

Net increase (decrease) in contract owners’ equity from operations	1,000,523	162,074	437,899	659,321	2,194,801	1,185,789	1,126,085	3,360,884

Equity transactions:
Contract purchase payments	379,414	408,860	279,570	342,981	986,590	1,190,650	2,620,268	2,957,899
Transfers to and from fixed dollar contract and other subaccounts	50,194	(181,070)	(189,258)	(313,385)	(747,022)	(1,620,758)	(1,056,292)	(2,767,731)
Withdrawals, surrenders and death benefit payments	(185,306)	(157,406)	(219,275)	(197,311)	(838,492)	(789,591)	(765,515)	(1,236,164)
Surrender charges (note 2)	(15,628)	(15,547)	(37,484)	(50,572)	(112,150)	(99,721)	(129,359)	(270,953)
Lapse charges (note 2)	(775)	(2,968)	(2,132)	(2,520)	(7,680)	(17,669)	(16,684)	(30,487)
Cost of insurance and other administrative fees (note 2)	(224,181)	(214,029)	(161,518)	(162,426)	(643,040)	(687,478)	(1,384,446)	(1,406,107)

Net equity transactions	3,718	(162,160)	(330,097)	(383,233)	(1,361,794)	(2,024,567)	(732,028)	(2,753,543)

Net change in contract owners’ equity	1,004,241	(86)	107,802	276,088	833,007	(838,778)	394,057	607,341
Contract owners’ equity:
Beginning of period	3,514,952	3,515,038	3,187,636	2,911,548	13,371,867	14,210,645	25,560,523	24,953,182

End of period	$4,519,193	$3,514,952	$3,295,438	$3,187,636	$14,204,874	$13,371,867	$25,954,580	$25,560,523

Change in units:
Beginning units	381,297	400,343	205,795	234,344	510,454	590,403	1,243,985	1,389,817

Units purchased	56,134	56,957	22,660	29,163	60,076	63,104	178,629	201,215
Units redeemed	(56,170)	(76,003)	(41,446)	(57,712)	(106,990)	(143,053)	(211,247)	(347,047)

Ending units	381,261	381,297	187,009	205,795	463,540	510,454	1,211,367	1,243,985

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Ohio National Fund, Inc.
	Blue Chip		High Income Bond		Capital Growth		Nasdaq-100 Index
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$9,254	$5,277	$(23,029)	$(15,594)	$(18,917)	$(16,945)	$(7,594)	$(6,257)
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	36,420	29,923	152,677	53,708	85,027	6,158	42,313	37,919
Unrealized gain (loss)	(225,436)	201,037	(46,895)	181,884	195,739	416,400	140,488	24,353

Net increase (decrease) in contract owners’ equity from operations	(179,762)	236,237	82,753	219,998	261,849	405,613	175,207	56,015

Equity transactions:
Contract purchase payments	236,660	229,014	438,307	441,019	260,165	344,894	138,274	162,449
Transfers to and from fixed dollar contract and other subaccounts	35,295	(53,270)	672,834	150,819	(31,251)	(267,950)	20,208	(167,730)
Withdrawals, surrenders and death benefit payments	(34,266)	(48,884)	(136,906)	(92,196)	(157,062)	(79,562)	(13,319)	(9,164)
Surrender charges (note 2)	(4,850)	(16,955)	(12,994)	(20,687)	(45,920)	(22,236)	(6,197)	(6,501)
Lapse charges (note 2)	(4,384)	(6,290)	(5,670)	(5,878)	(11,397)	(1,439)	(3,874)	(881)
Cost of insurance and other administrative fees (note 2)	(92,927)	(89,418)	(151,025)	(115,519)	(123,661)	(129,499)	(50,996)	(47,431)

Net equity transactions	135,528	14,197	804,546	357,558	(109,126)	(155,792)	84,096	(69,258)

Net change in contract owners’ equity	(44,234)	250,434	887,299	577,556	152,723	249,821	259,303	(13,243)
Contract owners’ equity:
Beginning of period	1,771,643	1,521,209	2,648,785	2,071,229	2,526,944	2,277,123	969,139	982,382

End of period	$1,727,409	$1,771,643	$3,536,084	$2,648,785	$2,679,667	$2,526,944	$1,228,442	$969,139

Change in units:
Beginning units	136,592	135,446	174,743	149,366	247,690	266,131	188,169	201,827

Units purchased	28,155	22,911	193,802	120,074	44,554	57,605	59,654	45,992
Units redeemed	(17,717)	(21,765)	(141,520)	(94,697)	(54,326)	(76,046)	(45,170)	(59,650)

Ending units	147,030	136,592	227,025	174,743	237,918	247,690	202,653	188,169

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Ohio National Fund, Inc.
	Bristol		Bryton Growth		U.S. Equity		Balanced
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006(c)	2007	2006(c)

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(710)	$(1,448)	$(3,191)	$(3,141)	$(13)	$4	$(907)	$598
Reinvested capital gains	0	0	0	2,819	0	0	0	0
Realized gain (loss)	15,703	17,766	16,555	14,089	133	3	1,385	8
Unrealized gain (loss)	28,547	53,696	25,954	26,175	1,250	138	14,023	1,070

Net increase (decrease) in contract owners’ equity from operations	43,540	70,014	39,318	39,942	1,370	145	14,501	1,676

Equity transactions:
Contract purchase payments	109,353	75,310	52,218	63,385	2,702	205	22,077	1,522
Transfers to and from fixed dollar contract and other subaccounts	110,217	75,915	19,724	6,175	16,996	3,615	113,223	59,158
Withdrawals, surrenders and death benefit payments	(15,513)	(7,557)	(7,067)	(9,903)	0	0	(18,153)	0
Surrender charges (note 2)	(994)	(1,349)	(2,649)	(2,259)	0	0	(341)	0
Lapse charges (note 2)	(1,681)	(1,394)	(2,705)	(116)	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(36,993)	(28,293)	(21,628)	(21,837)	(832)	(121)	(7,191)	(611)

Net equity transactions	164,389	112,632	37,893	35,445	18,866	3,699	109,615	60,069

Net change in contract owners’ equity	207,929	182,646	77,211	75,387	20,236	3,844	124,116	61,745
Contract owners’ equity:
Beginning of period	600,446	417,800	423,935	348,548	3,844	0	61,745	0

End of period	$808,375	$600,446	$501,146	$423,935	$24,080	$3,844	$185,861	$61,745

Change in units:
Beginning units	41,940	33,723	35,943	34,242	400	0	6,076	0

Units purchased	19,136	23,947	10,243	20,264	2,088	413	12,724	6,137
Units redeemed	(8,280)	(15,730)	(7,230)	(18,563)	(260)	(13)	(2,391)	(61)

Ending units	52,796	41,940	38,956	35,943	2,228	400	16,409	6,076

(c)	Period from May 1, 2006, date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Ohio National Fund, Inc.
	Income Opportunity		Target VIP		Target
	Subaccount(a)		Subaccount		Equity/Income
	2007	2006(c)	2007	2006(c)	2007	2006(c)

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(103)	$(17)	$714	$(1)	$4,057	$1,092
Reinvested capital gains	0	0	0	0	0	0
Realized gain (loss)	237	3	368	0	18,772	154
Unrealized gain (loss)	1,019	336	854	18	25,839	23,780

Net increase (decrease) in contract owners’ equity from operations	1,153	322	1,936	17	48,668	25,026

Equity transactions:
Contract purchase payments	3,751	1,415	7,049	0	37,928	4,517
Transfers to and from fixed dollar contract and other subaccounts	10,604	5,026	139,048	894	187,698	409,829
Withdrawals, surrenders and death benefit payments	(1,906)	0	(1,423)	0	(31,150)	0
Surrender charges (note 2)	(317)	0	(196)	0	0	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance & other administrative fees (note 2)	(1,183)	(145)	(3,178)	(12)	(34,460)	(12,114)

Net equity transactions	10,949	6,296	141,300	882	160,016	402,232

Net change in contract owners’ equity	12,102	6,618	143,236	899	208,684	427,258
Contract owners’ equity:
Beginning of period	6,618	0	899	0	427,258	0

End of period	$18,720	$6,618	$144,135	$899	$635,942	$427,258

Change in units:
Beginning units	657	0	86	0	40,890	0

Units purchased	1,520	672	13,644	87	29,796	42,102
Units redeemed	(448)	(15)	(1,107)	(1)	(15,151)	(1,212)

Ending units	1,729	657	12,623	86	55,535	40,890

(a)	Name change was effective May 1, 2007. Subaccount was formerly known as Covered Call.

(c)	Period from May 1, 2006, date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Janus Aspen Series — Institutional Shares
	Large Cap
	Growth		Worldwide Growth		Balanced
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(2,155)	$(17,195)	$170	$39,540	$71,896	$54,502
Reinvested capital gains	0	0	0	0	0	0
Realized gain (loss)	50,793	(128,427)	18,368	(125,193)	103,711	69,845
Unrealized gain (loss)	923,777	813,199	347,046	703,581	194,355	246,917

Net increase (decrease) in contract owners’ equity from operations	972,415	667,577	365,584	617,928	369,962	371,264

Equity transactions:
Contract purchase payments	774,138	886,076	401,158	482,806	292,884	341,635
Transfers to and from fixed dollar contract and other subaccounts	(563,705)	(634,845)	(292,256)	(403,378)	(235,199)	(380,672)
Withdrawals, surrenders and death benefit payments	(291,115)	(257,419)	(165,200)	(129,768)	(159,189)	(100,889)
Surrender charges (note 2)	(69,628)	(43,241)	(28,136)	(23,626)	(19,264)	(19,787)
Lapse charges (note 2)	(7,916)	(4,069)	(2,123)	(18,832)	(71)	0
Cost of insurance & other administrative fees (note 2)	(349,725)	(372,958)	(203,101)	(210,216)	(168,254)	(176,416)

Net equity transactions	(507,951)	(426,456)	(289,658)	(303,014)	(289,093)	(336,129)

Net change in contract owners’ equity	464,464	241,121	75,926	314,914	80,869	35,135
Contract owners’ equity:
Beginning of period	6,900,815	6,659,694	4,116,150	3,801,236	3,978,921	3,943,786

End of period	$7,365,279	$6,900,815	$4,192,076	$4,116,150	$4,059,790	$3,978,921

Change in units:
Beginning units	748,764	798,848	363,675	394,041	294,728	321,036

Units purchased	91,643	111,794	48,555	62,331	28,052	38,078
Units redeemed	(140,804)	(161,878)	(71,826)	(92,697)	(48,674)	(64,386)

Ending units	699,603	748,764	340,404	363,675	274,106	294,728

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Wells Fargo Advantage Variable Trust Funds
	Opportunity		Small/Mid Cap Value		Discovery
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(2,638)	$(11,101)	$(2,058)	$(2,886)	$(9,651)	$(15,386)
Reinvested capital gains	106,426	181,210	39,873	59,565	0	0
Realized gain (loss)	241,075	31,098	51,699	21,515	455,243	93,632
Unrealized gain (loss)	(243,171)	(24,598)	(84,270)	(21,828)	(150,887)	203,820

Net increase (decrease) in contract owners’ equity from operations	101,692	176,609	5,244	56,366	294,705	282,066

Equity transactions:
Contract purchase payments	40,877	194,008	12,908	31,913	63,478	284,615
Transfers to and from fixed dollar contract and other subaccounts	(1,099,610)	(86,572)	(197,949)	4,697	(1,354,416)	(322,776)
Withdrawals, surrenders and death benefit payments	(34,045)	(98,153)	(29,484)	(47,341)	(153,460)	(61,318)
Surrender charges (note 2)	(5,681)	(19,826)	(2,402)	(5,394)	(30,760)	(31,814)
Lapse charges (note 2)	(150)	(680)	0	0	(3,247)	(5,506)
Cost of insurance & other administrative fees (note 2)	(43,267)	(78,698)	(9,176)	(16,303)	(63,302)	(116,951)

Net equity transactions	(1,141,876)	(89,921)	(226,103)	(32,428)	(1,541,707)	(253,750)

Net change in contract owners’ equity	(1,040,184)	86,688	(220,859)	23,938	(1,247,002)	28,316
Contract owners’ equity:
Beginning of period	1,679,900	1,593,212	416,859	392,921	2,196,839	2,168,523

End of period	$639,716	$1,679,900	$196,000	$416,859	$949,837	$2,196,839

Change in units:
Beginning units	107,630	113,698	22,711	24,589	242,075	271,913

Units purchased	2,737	13,750	743	3,493	7,412	46,110
Units redeemed	(71,639)	(19,818)	(12,617)	(5,371)	(163,278)	(75,948)

Ending units	38,728	107,630	10,837	22,711	86,209	242,075

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

							Van Kampen Universal
							Institutional Funds —
	Goldman Sachs Variable Insurance Trust						Class I
	Growth & Income		Structured U.S. Equity		Capital Growth		U.S. Real Estate
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$36,993	$27,066	$2,036	$2,363	$(2,772)	$(2,823)	$13,534	$9,941
Reinvested capital gains	313,935	103,637	39,412	0	0	0	298,958	178,080
Realized gain (loss)	98,832	77,397	33,790	11,482	15,396	15,163	197,098	118,049
Unrealized gain (loss)	(427,240)	240,854	(85,041)	48,270	38,613	26,019	(1,093,883)	520,988

Net increase (decrease) in contract owners’ equity from operations	22,520	448,954	(9,803)	62,115	51,237	38,359	(584,293)	827,058

Equity transactions:
Contract purchase payments	441,686	334,001	77,220	81,037	87,534	82,327	265,248	223,660
Transfers to and from fixed dollar contract and other subaccounts	424,291	229,049	(105,302)	(27,356)	10,585	(32,644)	(185,214)	533,802
Withdrawals, surrenders and death benefit payments	(168,177)	(140,858)	(9,651)	(1,795)	(5,782)	(20,718)	(212,009)	(158,968)
Surrender charges (note 2)	(35,050)	(9,467)	(4,026)	(1,877)	(1,336)	(6,439)	(17,999)	(8,730)
Lapse charges (note 2)	(15,745)	(4,828)	(1,754)	0	(12,844)	(1,842)	(649)	0
Cost of insurance and other administrative fees (note 2)	(151,886)	(119,696)	(26,533)	(27,691)	(33,566)	(34,770)	(155,745)	(135,818)

Net equity transactions	495,119	288,201	(70,046)	22,318	44,591	(14,086)	(306,368)	453,946

Net change in contract owners’ equity	517,639	737,155	(79,849)	84,433	95,828	24,273	(890,661)	1,281,004
Contract owners’ equity:
Beginning of period	2,783,277	2,046,122	585,021	500,588	521,764	497,491	3,288,622	2,007,618

End of period	$3,300,916	$2,783,277	$505,172	$585,021	$617,592	$521,764	$2,397,961	$3,288,622

Change in units:
Beginning units	212,181	189,865	50,696	48,607	54,708	56,207	79,945	66,872

Units purchased	97,627	78,078	9,826	10,820	15,991	16,064	31,047	32,909
Units redeemed	(60,000)	(55,762)	(15,686)	(8,731)	(11,457)	(17,563)	(40,169)	(19,836)

Ending units	249,808	212,181	44,836	50,696	59,242	54,708	70,823	79,945

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

									Old Mutual Insurance
	Lazard Retirement Series, Inc.								Series Fund
									Technology &
	Emerging Markets		Small Cap		U.S. Strategic Equity		International Equity		Communications
	Subaccount		Subaccount		Subaccount(b)		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006(c)	2007	2006(c)	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$48,856	$(11,816)	$(26,389)	$(29,266)	$(2)	$(17)	$9,126	$1,125	$(810)	$(1,392)
Reinvested capital gains	1,455,473	383,968	1,544,813	346,113	819	0	84,910	7,948	0	0
Realized gain (loss)	520,090	451,333	55,466	212,734	960	5	14,998	(1,870)	18,901	656
Unrealized gain (loss)	351,814	581,364	(1,861,782)	107,124	(1,674)	951	(58,961)	23,589	8,174	9,549

Net increase (decrease) in contract owners’ equity from operations	2,376,233	1,404,849	(287,892)	636,705	103	939	50,073	30,792	26,265	8,813

Equity transactions:
Contract purchase payments	658,289	674,505	481,982	614,514	2,979	8,229	95,056	10,975	9,507	32,823
Transfers to and from fixed dollar contract and other subaccounts	1,635,090	548,990	(732,249)	(840,767)	(8,081)	861	26,303	357,143	(167,022)	(11,672)
Withdrawals, surrenders and death benefit payments	(355,212)	(219,901)	(118,298)	(211,414)	0	0	(12,146)	0	(5,702)	(5,173)
Surrender charges (note 2)	(53,474)	(45,828)	(32,691)	(44,926)	0	0	(703)	0	(1,663)	(2,010)
Lapse charges (note 2)	(8,291)	(11,881)	(8,680)	(13,556)	0	0	0	0	0	(390)
Cost of insurance and other administrative fees (note 2)	(346,207)	(260,274)	(198,059)	(228,115)	(409)	(92)	(19,696)	(5,880)	(6,370)	(13,844)

Net equity transactions	1,530,195	685,611	(607,995)	(724,264)	(5,511)	8,998	88,814	362,238	(171,250)	(266)

Net change in contract owners’ equity	3,906,428	2,090,460	(895,887)	(87,559)	(5,408)	9,937	138,887	393,030	(144,985)	8,547
Contract owners’ equity:
Beginning of period	6,651,644	4,561,184	4,447,067	4,534,626	9,937	0	393,030	0	212,633	204,086

End of period	$10,558,072	$6,651,644	$3,551,180	$4,447,067	$4,529	$9,937	$531,917	$393,030	$67,648	$212,633

Change in units:
Beginning units	227,847	201,521	197,550	232,072	888	0	36,809	0	104,927	104,666

Units purchased	107,091	113,307	28,965	42,473	512	897	27,217	41,208	4,746	23,321
Units redeemed	(61,590)	(86,981)	(55,243)	(76,995)	(988)	(9)	(18,721)	(4,399)	(84,448)	(23,060)

Ending units	273,348	227,847	171,272	197,550	412	888	45,305	36,809	25,225	104,927

(b)	Name change was effective May 1, 2007. Subaccount was formerly known as Equity.

(c)	Period from May 1, 2006, date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Fidelity Variable Insurance Products Fund — Service Class 2
	VIP Mid Cap		VIP Contrafund		VIP Growth		VIP Equity-Income
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(21,778)	$(53,576)	$19,792	$27,928	$(6,167)	$(8,250)	$21,278	$38,208
Reinvested capital gains	1,057,303	1,166,376	3,379,522	780,484	1,693	0	187,287	204,863
Realized gain (loss)	588,935	461,040	553,059	227,256	89,110	28,277	46,944	54,118
Unrealized gain (loss)	16,090	(452,823)	(2,104,586)	(170,678)	382,524	74,505	(243,250)	(30,075)

Net increase (decrease) in contract owners’ equity from operations	1,640,550	1,121,017	1,847,787	864,990	467,160	94,532	12,259	267,114

Equity transactions:
Contract purchase payments	1,389,195	1,356,356	1,492,375	1,240,478	368,139	393,137	324,045	303,880
Transfers to and from fixed dollar contract and other subaccounts	105,902	(25,113)	1,531,916	2,288,682	306,677	(175,652)	(1,162)	56,244
Withdrawals, surrenders and death benefit payments	(287,900)	(279,002)	(245,299)	(260,408)	(40,547)	(60,822)	(77,242)	(32,877)
Surrender charges (note 2)	(55,976)	(59,001)	(51,024)	(50,726)	(20,578)	(16,050)	(19,177)	(6,789)
Lapse charges (note 2)	(18,319)	(14,594)	(19,656)	(16,524)	(3,339)	(7,536)	(6,605)	(2,061)
Cost of insurance and other administrative fees (note 2)	(559,845)	(524,233)	(486,014)	(374,517)	(118,064)	(106,272)	(98,427)	(77,705)

Net equity transactions	573,057	454,413	2,222,298	2,826,985	492,288	26,805	121,432	240,692

Net change in contract owners’ equity	2,213,607	1,575,430	4,070,085	3,691,975	959,448	121,337	133,691	507,806
Contract owners’ equity:
Beginning of period	11,015,079	9,439,649	9,983,203	6,291,228	1,744,171	1,622,834	2,047,562	1,539,756

End of period	$13,228,686	$11,015,079	$14,053,288	$9,983,203	$2,703,619	$1,744,171	$2,181,253	$2,047,562

Change in units:
Beginning units	551,507	527,304	704,448	491,007	226,778	223,201	133,194	119,231

Units purchased	229,567	214,629	450,645	405,049	112,610	62,072	71,560	109,029
Units redeemed	(202,487)	(190,426)	(303,346)	(191,608)	(59,759)	(58,495)	(63,589)	(95,066)

Ending units	578,587	551,507	851,747	704,448	279,629	226,778	141,165	133,194

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Janus Aspen Series — Service Shares
	Large Cap Growth		Worldwide Growth		Balanced		International Growth
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$186	$(6,086)	$(512)	$23,618	$68,333	$50,857	$(10,483)	$31,279
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	59,553	11,455	88,896	23,698	170,702	51,096	370,228	87,330
Unrealized gain (loss)	227,237	186,834	129,716	321,973	143,976	253,169	953,161	719,230

Net increase (decrease) in contract owners’ equity from operations	286,976	192,203	218,100	369,289	383,011	355,122	1,312,906	837,839

Equity transactions:
Contract purchase payments	234,692	285,240	277,868	367,034	507,668	607,099	616,092	321,674
Transfers to and from fixed dollar contract and other subaccounts	(119,820)	(66,315)	(171,975)	(171,631)	(412,984)	(241,273)	2,574,698	1,614,838
Withdrawals, surrenders and death benefit payments	(99,513)	(37,350)	(62,474)	(66,780)	(134,223)	(47,256)	(272,321)	(79,128)
Surrender charges (note 2)	(45,010)	(22,979)	(16,847)	(42,754)	(43,636)	(29,978)	(13,931)	(18,139)
Lapse charges (note 2)	(983)	(3,352)	(1,616)	(3,468)	(9,640)	(7,423)	(7,962)	(631)
Cost of insurance and other administrative fees (note 2)	(81,507)	(86,648)	(109,332)	(109,825)	(193,555)	(195,092)	(241,899)	(108,501)

Net equity transactions	(112,141)	68,596	(84,376)	(27,424)	(286,370)	86,077	2,654,677	1,730,113

Net change in contract owners’ equity	174,835	260,799	133,724	341,865	96,641	441,199	3,967,583	2,567,952
Contract owners’ equity:
Beginning of period	2,082,089	1,821,290	2,507,284	2,165,419	4,054,852	3,613,653	3,637,989	1,070,037

End of period	$2,256,924	$2,082,089	$2,641,008	$2,507,284	$4,151,493	$4,054,852	$7,605,572	$3,637,989

Change in units:
Beginning units	281,443	271,566	309,902	313,310	327,176	319,554	127,199	54,451

Units purchased	33,876	51,403	48,351	62,328	56,255	59,396	135,467	108,445
Units redeemed	(47,563)	(41,526)	(57,520)	(65,736)	(77,413)	(51,774)	(53,379)	(35,697)

Ending units	267,756	281,443	300,733	309,902	306,018	327,176	209,287	127,199

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	J.P. Morgan Series Trust II				MFS Variable Insurance Trust — Service Class
	Small Company		Mid Cap Value		New Discovery		Investors Growth Stock
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(3,834)	$(3,617)	$8,470	$(3,743)	$(1,538)	$(999)	$(1,469)	$(1,703)
Reinvested capital gains	26,532	14,467	198,072	82,878	16,178	2,485	0	0
Realized gain (loss)	11,178	10,426	150,445	91,034	9,421	3,446	13,944	8,364
Unrealized gain (loss)	(73,808)	44,154	(321,378)	346,605	(21,720)	11,338	13,571	6,576

Net increase (decrease) in contract owners’ equity from operations	(39,932)	65,430	35,609	516,774	2,341	16,270	26,046	13,237

Equity transactions:
Contract purchase payments	88,997	84,943	502,129	471,484	32,967	43,543	47,995	60,261
Transfers to and from fixed dollar contract and other subaccounts	(21,671)	(9,884)	683,861	(48,921)	119,859	1,364	4,754	(12,388)
Withdrawals, surrenders and death benefit payments	(19,788)	(5,548)	(159,234)	(33,615)	(28,975)	(6,644)	(23,808)	(51,281)
Surrender charges (note 2)	(2,642)	(1,503)	(18,698)	(9,274)	(10,410)	(3,077)	(10,158)	(14,576)
Lapse charges (note 2)	(1,768)	(2,332)	(6,039)	(2,904)	(211)	(2,694)	(13,652)	0
Cost of insurance and other administrative fees (note 2)	(29,294)	(29,114)	(184,738)	(158,143)	(12,359)	(10,520)	(15,179)	(16,495)

Net equity transactions	13,834	36,562	817,281	218,627	100,871	21,972	(10,048)	(34,479)

Net change in contract owners’ equity	(26,098)	101,992	852,890	735,401	103,212	38,242	15,998	(21,242)
Contract owners’ equity:
Beginning of period	558,791	456,799	3,866,931	3,131,530	169,341	131,099	236,671	257,913

End of period	$532,693	$558,791	$4,719,821	$3,866,931	$272,553	$169,341	$252,669	$236,671

Change in units:
Beginning units	32,170	30,021	181,304	170,276	13,265	11,511	21,217	24,626

Units purchased	11,083	12,080	91,851	47,960	13,884	5,115	5,826	6,032
Units redeemed	(10,497)	(9,931)	(55,533)	(36,932)	(6,112)	(3,361)	(6,488)	(9,441)

Ending units	32,756	32,170	217,622	181,304	21,037	13,265	20,555	21,217

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	MFS Variable Insurance Trust — Service Class				The Prudential Series Fund, Inc.
	Mid Cap Growth		Total Return		Jennison		Jennison 20/20 Focus
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(3,204)	$(2,862)	$78,316	$74,608	$(763)	$(712)	$(14,608)	$(8,674)
Reinvested capital gains	16,541	13,181	111,611	154,845	0	0	347,273	76,034
Realized gain (loss)	11,330	3,963	88,221	68,128	5,710	3,493	184,378	(7,447)
Unrealized gain (loss)	12,952	(6,813)	(128,212)	159,297	6,874	333	(274,235)	114,589

Net increase (decrease) in contract owners’ equity from operations	37,619	7,469	149,936	456,878	11,821	3,114	242,808	174,502

Equity transactions:
Contract purchase payments	72,681	90,792	478,193	728,125	16,682	37,618	486,679	250,630
Transfers to and from fixed dollar contract and other subaccounts	(30,771)	10,189	(473,744)	(639,752)	(19,550)	6,194	1,387,771	1,202,537
Withdrawals, surrenders and death benefit payments	(4,536)	(12,517)	(202,693)	(132,977)	(792)	(1,814)	(49,659)	(25,669)
Surrender charges (note 2)	(1,300)	(1,155)	(65,873)	(36,198)	(54)	(1,734)	(10,728)	(5,749)
Lapse charges (note 2)	(9,261)	(942)	(19,028)	(29,324)	0	(31)	(4,448)	(4,048)
Cost of insurance and other administrative fees (note 2)	(23,472)	(24,126)	(203,865)	(235,968)	(5,220)	(5,402)	(135,489)	(68,938)

Net equity transactions	3,341	62,241	(487,010)	(346,094)	(8,934)	34,831	1,674,126	1,348,763

Net change in contract owners’ equity	40,960	69,710	(337,074)	110,784	2,887	37,945	1,916,934	1,523,265
Contract owners’ equity:
Beginning of period	451,853	382,143	4,414,431	4,303,647	131,368	93,423	1,905,041	381,776

End of period	$492,813	$451,853	$4,077,357	$4,414,431	$134,255	$131,368	$3,821,975	$1,905,041

Change in units:
Beginning units	45,398	38,984	319,766	345,393	8,606	6,157	95,474	21,576

Units purchased	10,692	13,478	55,566	147,845	2,107	4,458	196,395	110,953
Units redeemed	(10,536)	(7,064)	(89,023)	(173,472)	(2,770)	(2,009)	(116,615)	(37,055)

Ending units	45,554	45,398	286,309	319,766	7,943	8,606	175,254	95,474

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	UBS Series Trust — Class I		PIMCO Variable Insurance Trust — Administrative Shares
	U.S Allocation		Real Return		Total Return		Global Bond
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$1,677	$1,645	$104,414	$94,522	$150,874	$111,614	$29,451	$23,048
Reinvested capital gains	0	0	6,573	81,897	0	17,733	2,707	0
Realized gain (loss)	17,352	1,850	(52,118)	(8,501)	(4,556)	(18,682)	(6,110)	(9,193)
Unrealized gain (loss)	(15,497)	5,854	187,855	(157,183)	149,632	(12,747)	66,036	20,618

Net increase (decrease) in contract owners’ equity from operations	3,532	9,349	246,724	10,735	295,950	97,918	92,084	34,473

Equity transactions:
Contract purchase payments	2,909	15,159	291,653	415,734	496,081	461,287	180,574	175,483
Transfers to and from fixed dollar contract and other subaccounts	(86,652)	(4,972)	(499,768)	686,281	44,467	285,857	4,360	248,172
Withdrawals, surrenders and death benefit payments	0	0	(65,900)	(74,623)	(47,137)	(59,292)	(70,746)	(21,960)
Surrender charges (note 2)	0	0	(22,141)	(5,929)	(13,586)	(4,346)	(4,517)	(3,443)
Lapse charges (note 2)	0	(646)	(2,381)	(3,940)	(10,359)	(3,423)	(7,211)	(7,653)
Cost of insurance and other administrative fees (note 2)	(2,553)	(7,900)	(121,707)	(136,549)	(143,572)	(132,644)	(51,817)	(46,022)

Net equity transactions	(86,296)	1,641	(420,244)	880,974	325,894	547,439	50,643	344,577

Net change in contract owners’ equity	(82,764)	10,990	(173,520)	891,709	621,844	645,357	142,727	379,050
Contract owners’ equity:
Beginning of period	100,975	89,985	3,046,321	2,154,612	3,322,768	2,677,411	1,138,426	759,376

End of period	$18,211	$100,975	$2,872,801	$3,046,321	$3,944,612	$3,322,768	$1,281,153	$1,138,426

Change in units:
Beginning units	6,280	6,166	240,827	170,278	279,534	232,181	88,566	61,365

Units purchased	185	1,214	66,679	135,675	116,609	133,045	44,011	46,813
Units redeemed	(5,345)	(1,100)	(100,743)	(65,126)	(88,728)	(85,692)	(41,074)	(19,612)

Ending units	1,120	6,280	206,763	240,827	307,415	279,534	91,503	88,566

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

			Dreyfus Variable
	Calvert Variable		Investment Fund —
	Series, Inc.		Service Class		Royce Capital Fund
	Social Equity		Appreciation		Small-Cap		Micro-Cap
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(2,425)	$(2,350)	$1,525	$1,213	$(34,933)	$(29,080)	$31,085	$(14,169)
Reinvested capital gains	16,665	0	0	0	246,857	228,410	314,808	174,263
Realized gain (loss)	12,933	12,937	17,122	4,381	161,958	116,182	178,680	109,631
Unrealized gain (loss)	2,153	17,471	4,495	33,173	(575,453)	295,456	(416,820)	217,898

Net increase (decrease) in contract owners’ equity from operations	29,326	28,058	23,142	38,767	(201,571)	610,968	107,753	487,623

Equity transactions:
Contract purchase payments	34,724	39,313	77,927	71,506	694,235	713,043	523,262	458,430
Transfers to and from fixed dollar contract and other subaccounts	(11,992)	(43,118)	28,413	581	311,948	297,829	111,594	626,628
Withdrawals, surrenders and death benefit payments	(16,868)	(8,215)	(22,163)	0	(196,311)	(177,386)	(184,865)	(103,637)
Surrender charges (note 2)	(3,712)	(919)	(6,440)	0	(28,201)	(10,798)	(16,961)	(17,903)
Lapse charges (note 2)	(405)	(1,173)	(11,790)	(574)	(17,242)	(26,856)	(4,768)	(7,901)
Cost of insurance and other administrative fees (note 2)	(16,078)	(17,152)	(21,112)	(18,047)	(255,020)	(243,733)	(181,645)	(158,228)

Net equity transactions	(14,331)	(31,264)	44,835	53,466	509,409	552,099	246,617	797,389

Net change in contract owners’ equity	14,995	(3,206)	67,977	92,233	307,838	1,163,067	354,370	1,285,012
Contract owners’ equity:
Beginning of period	323,493	326,699	309,211	216,978	5,068,441	3,905,374	3,356,768	2,071,756

End of period	$338,488	$323,493	$377,188	$309,211	$5,376,279	$5,068,441	$3,711,138	$3,356,768

Change in units:
Beginning units	39,132	43,171	21,239	17,191	235,912	208,516	151,334	112,242

Units purchased	4,454	5,703	10,692	7,928	103,634	99,209	90,305	102,362
Units redeemed	(6,078)	(9,742)	(7,501)	(3,880)	(81,914)	(71,813)	(79,516)	(63,270)

Ending units	37,508	39,132	24,430	21,239	257,632	235,912	162,123	151,334

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Van Kampen Universal Institutional Funds — Class II
	Core Plus				International		Equity
	Fixed Income		U.S. Real Estate		Growth Equity		Growth
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006(c)	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$2,597	$4,226	$7,776	$5,168	$(1,055)	$(9)	$(74)
Reinvested capital gains	0	666	154,165	82,894	4,971	0	0
Realized gain (loss)	147	(349)	24,023	44,206	8,088	48	49
Unrealized gain (loss)	1,640	(740)	(494,211)	239,321	3,901	5,871	1,098

Net increase (decrease) in contract owners’ equity from operations	4,384	3,803	(308,247)	371,589	15,905	5,910	1,073

Equity transactions:
Contract purchase payments	12,433	17,369	303,901	267,365	16,645	39	1,306
Transfers to and from fixed dollar contract and other subaccounts	(23,309)	9,354	(146,408)	272,398	147,382	63,028	41,744
Withdrawals, surrenders and death benefit payments	(2,109)	(3,623)	(7,460)	(10,696)	0	0	0
Surrender charges (note 2)	(249)	(1,016)	(5,395)	(3,832)	0	0	0
Lapse charges (note 2)	0	0	(11,370)	(4,743)	0	0	0
Cost of insurance and other administrative fees (note 2)	(4,521)	(4,232)	(74,532)	(58,319)	(7,914)	(855)	(549)

Net equity transactions	(17,755)	17,852	58,736	462,173	156,113	62,212	42,501

Net change in contract owners’ equity	(13,371)	21,655	(249,511)	833,762	172,018	68,122	43,574
Contract owners’ equity:
Beginning of period	115,436	93,781	1,590,379	756,617	68,122	0	0

End of period	$102,065	$115,436	$1,340,868	$1,590,379	$240,140	$68,122	$43,574

Change in units:
Beginning units	9,118	7,614	57,952	37,674	6,301	0	0

Units purchased	3,442	3,932	23,988	32,954	29,608	6,386	3,566
Units redeemed	(4,840)	(2,428)	(22,433)	(12,676)	(16,324)	(85)	(55)

Ending units	7,720	9,118	59,507	57,952	19,585	6,301	3,511

(c)	Period from May 1, 2006, date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Legg Mason Partners Variable Equity Trust — Class I (note 4)
					Fundamental	Capital and
	All Cap		Total Return		Value	Income	Investors
	Subaccount		Subaccount		Subaccount	Subaccount	Subaccount
	2007	2006(c)	2007	2006(c)	2007	2007	2007	2006(c)

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$217	$80	$52	$35	$807	$88	$1,046	$76
Reinvested capital gains	4,491	234	55	34	4,761	1,595	3,480	137
Realized gain (loss)	(2,028)	156	210	1	(71)	(4)	(1,646)	1
Unrealized gain (loss)	(45)	45	(28)	28	(9,849)	(1,657)	(8,459)	31

Net increase (decrease) in contract owners’ equity from operations	2,635	515	289	98	(4,352)	22	(5,579)	245

Equity transactions:
Contract purchase payments	1,536	942	2,179	118	6,990	1,078	20,548	0
Transfers to and from fixed dollar contract and other subaccounts	(10,858)	6,035	(3,850)	1,698	99,252	10,288	114,535	5,943
Withdrawals, surrenders and death benefit payments	0	0	0	0	(176)	0	0	0
Surrender charges (note 2)	0	0	0	0	(295)	0	0	0
Lapse charges (note 2)	(103)	0	0	0	(474)	0	(3,629)	0
Cost of insurance and other administrative fees (note 2)	(514)	(188)	(509)	(23)	(2,495)	(1,378)	(4,130)	(24)

Net equity transactions	(9,939)	6,789	(2,180)	1,793	102,802	9,988	127,324	5,919

Net change in contract owners’ equity	(7,304)	7,304	(1,891)	1,891	98,450	10,010	121,745	6,164
Contract owners’ equity:
Beginning of period	7,304	0	1,891	0	0	0	6,164	0

End of period	$0	$7,304	$0	$1,891	$98,450	$10,010	$127,909	$6,164

Change in units:
Beginning units	674	0	176	0	0	0	560	0

Units purchased	7,435	1,179	836	178	9,392	1,019	14,869	562
Units redeemed	(8,109)	(505)	(1,012)	(2)	(347)	(124)	(4,164)	(2)

Ending units	0	674	0	176	9,045	895	11,265	560

(c)	Period from May 1, 2006, date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Franklin Templeton Variable Insurance Product Trust — Class 2
	Franklin Income		Franklin Flex Cap		Templeton Foreign
	Securities		Growth Securities		Securities
	Subaccount		Subaccount		Subaccount
	2007	2006(c)	2007	2006(c)	2007	2006(c)

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$64,294	$3,626	$(163)	$(32)	$11,600	$(1,547)
Reinvested capital gains	14,611	844	0	0	41,548	0
Realized gain (loss)	21,701	427	779	5	59,892	504
Unrealized gain (loss)	(82,151)	77,371	1,378	688	17,231	85,796

Net increase (decrease) in contract owners’ equity from operations	18,455	82,268	1,994	661	130,271	84,753

Equity transactions:
Contract purchase payments	312,802	65,408	14,218	3,829	141,886	40,362
Transfers to and from fixed dollar contract and other subaccounts	1,910,353	938,132	58,660	11,882	117,535	682,540
Withdrawals, surrenders and death benefit payments	(40,663)	(12)	(5,316)	0	(5,979)	(12)
Surrender charges (note 2)	(7,654)	0	(775)	0	(1,995)	0
Lapse charges (note 2)	(11,815)	0	0	0	(2,938)	0
Cost of insurance and other administrative fees (note 2)	(94,810)	(19,238)	(1,777)	(429)	(39,085)	(13,109)

Net equity transactions	2,068,213	984,290	65,010	15,282	209,424	709,781

Net change in contract owners’ equity	2,086,668	1,066,558	67,004	15,943	339,695	794,534
Contract owners’ equity:
Beginning of period	1,066,558	0	15,943	0	794,534	0

End of period	$3,153,226	$1,066,558	$82,947	$15,943	$1,134,229	$794,534

Change in units:
Beginning units	95,562	0	1,582	0	72,904	0

Units purchased	313,008	98,930	7,163	1,626	79,685	76,264
Units redeemed	(134,222)	(3,368)	(1,491)	(44)	(61,769)	(3,360)

Ending units	274,348	95,562	7,254	1,582	90,820	72,904

(c)	Period from May 1, 2006, date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Neuberger Berman
	Advisers Management
	Trust Class S
	AMT Regency		Total
	Subaccount		Subaccounts
	2007	2006(c)	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(22)	$0	$414,185	$184,526
Reinvested capital gains	1,249	187	10,045,167	4,536,067
Realized gain (loss)	626	8	10,448,056	4,570,384
Unrealized gain (loss)	(2,488)	336	200,347	20,888,327

Net increase (decrease) in contract owners’ equity from operations	(635)	531	21,107,755	30,179,304

Equity transactions:
Contract purchase payments	7,747	561	33,090,359	35,499,940
Transfers to and from fixed dollar contract and other subaccounts	42,227	8,685	(5,010,285)	(2,797,846)
Withdrawals, surrenders and death benefit payments	0	0	(15,007,938)	(14,538,291)
Surrender charges (note 2)	0	0	(1,814,742)	(1,845,739)
Lapse charges (note 2)	(48)	0	(423,745)	(468,198)
Cost of insurance and other administrative fees (note 2)	(1,661)	(118)	(14,180,383)	(13,935,180)

Net equity transactions	48,265	9,128	(3,346,734)	1,914,686

Net change in contract owners’ equity	47,630	9,659	17,761,021	32,093,990
Contract owners’ equity:
Beginning of period	9,659	0	279,550,486	247,456,496

End of period	$57,289	$9,659	$297,311,507	$279,550,486

Change in units:
Beginning units	945	0	14,263,791	13,863,709

Units purchased	5,913	1,022	5,669,554	5,340,896
Units redeemed	(1,376)	(77)	(5,644,597)	(4,940,814)

Ending units	5,482	945	14,288,748	14,263,791

(c)	Period from May 1, 2006, date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Notes to Financial Statements	December 31, 2007

(1)	Basis of Presentation and Summary of Significant Accounting Policies

Ohio National Variable Account R (the “Account”) is a separate account of Ohio National Life Assurance Corporation (“ONLAC”). All obligations arising under variable life insurance policies are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLIC”). The Account is registered as a unit investment trust under the Investment Company Act of 1940.

Assets of the Account are assigned to the following subaccounts:

Ohio National Fund Inc.:  Equity, Money Market, Bond, Omni, International, Capital Appreciation, Millennium, International Small Co., Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, S&P 500 Index, Blue Chip, High Income Bond, Capital Growth, Nasdaq-100 Index, Bristol, Bryton Growth, U.S. Equity, Balanced, Income Opportunity, Target VIP, and Target Equity/Income

Janus Aspen Series — Institutional Shares:  Large Cap Growth, Worldwide Growth, and Balanced

Wells Fargo Advantage Variable Trust Funds:  Opportunity, Small/Mid Cap Value, and Discovery

Goldman Sachs Variable Insurance Trust:  Growth & Income, Structured U.S. Equity, and Capital Growth

Van Kampen Universal Institutional Funds — Class I:  U.S. Real Estate

Lazard Retirement Series Inc.:  Emerging Markets, Small Cap, U.S. Strategic Equity, and International Equity

Old Mutual Insurance Series Fund:  Technology & Communications

Fidelity Variable Insurance Products Fund — Service Class 2:  VIP Mid Cap, VIP Contrafund, VIP Growth, and VIP Equity-Income

Janus Aspen Series — Service Shares:  Large Cap Growth, Worldwide Growth, Balanced, and International Growth

J.P. Morgan Series Trust II:  Small Company and Mid Cap Value

MFS Variable Insurance Trust — Service Class:  New Discovery, Investors Growth Stock, Mid Cap Growth, and Total Return

The Prudential Series Fund Inc.:  Jennison and Jennison 20/20 Focus

UBS Series Trust — Class I:  U.S. Allocation

PIMCO Variable Insurance Trust — Administrative Shares:  Real Return, Total Return, and Global Bond

Calvert Variable Series Inc.:  Social Equity

Dreyfus Variable Investment Fund — Service Class:  Appreciation

Royce Capital Fund:  Small-Cap and Micro-Cap

Van Kampen Universal Institutional Funds — Class II:  Core Plus Fixed Income, U.S. Real Estate, International Growth Equity, and Equity Growth

Legg Mason Partners Variable Equity Trust — Class I:  Fundamental Value, Capital and Income, and Investors

Franklin Templeton Variable Insurance Products Trust — Class 2:  Franklin Income Securities, Franklin Flex Cap Growth Securities, and Templeton Foreign Securities

Neuberger Berman Advisers Management Trust — S Class:  AMT Regency

The underlying funds in which the subaccounts invests are diversified open-end management investment companies. The funds investments are subject to varying degrees of market, interest and financial risks; the issuers’ abilities to meet certain obligations may be affected by economic developments in their respective industries.

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2007

The fair value of the underlying mutual funds is based on the closing net asset value of fund shares held at December 31, 2007. Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.

Ohio National Investments, Inc. (“ONI”), a wholly owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc., in which the Account invests. For these services, ONI received fees of approximately $17.7 million and $14.6 million for the periods ended December 31, 2007 and 2006, respectively.

Policy holders may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of ONLAC. The accompanying financial statements include only the policy holders premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits. Transfers to (from) the ONLAC fixed portion of annuity contracts from the Account

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds with similar names and investment objectives. While some of the underlying mutual funds may be similar to publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performances of publicly traded mutual funds and any corresponding underlying mutual fund may differ substantially.

ONLAC offers deferred variable policies through the Account. The primary distribution for the policies is conducted by an affiliate, although other means of distributions may be utilized.

(2)	Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the subaccounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the policies. ONLAC charges the Accounts’ assets for assuming those risks. Such charges will be assessed through the unit value calculation.

At the end of each valuation period, ONLAC charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on net assets at the end of the valuation period and a pre-determined annualized rate as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by ONLAC is the risk that the deductions provided for in the variable annuity contracts may be insufficient to cover the actual costs to administer the terms stated in the contracts.

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to the each policies current premium allocation choices. The premium expense charge have some of the following components: distribution charge for premiums paid, federal tax charge for premiums paid, and or premium payments subject to state premium tax and any other state of local taxes applicable to each policy state premium tax. Total premium expense charges assessed by ONLIC amounted to $1,524,504 and $1,643,155 for the periods ended December 31, 2007 and 2006, respectively.

A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.

The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred sales charges were $1,253,369 and $1,323,623 for the periods ended December 31, 2007 and 2006, respectively. The contingent deferred insurance underwriting charge varies with the age at issue or increase. The contingent deferred insurance underwriting charges were $561,380 and $522,116 for the periods ended December 31, 2007 and 2006, respectively.

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2007

The table on the following pages illustrates product and contract level charges:

This basic charge is assessed through reduction of daily unit values:

Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values	0.75%

The following charges are assessed through the redemption of units:

Premium Expense Charge
Deducted from premiums upon receipt.	1.25% to 7.50%

Premium Taxes
Deducted from premiums upon receipt. Variable depending on state of policy issue.	0% to 6%

Surrender Fees
Of stated surrendered amount upon full surrender, partial surrender, or lapse (per $1,000).
Additional fees may be charged if surrender is within the first year of policy.	$13.79 to $60.00

Transfer Fees — per transfer
(currently no charge for the first 4 transfers each contract year)	$3 to $15

Administrative Fees
Upon the partial surrender amount	the lesser of $25 or 2%

Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner’s Standard Ordinary Mortality tables. (per $1,000)	$.00008 to $83.33

Maintenance Fee
Deducted monthly.	$5 to $10

Unit Load
Deducted monthly. Charge is based on the issue age of the younger insured.	$0.033 to $0.050

Death Benefit Guarantee Option
Deducted monthly
Stated amount for 10 year to age 70 guarantee (per $1,000)	$0.01 to $0.03
Stated amount of the guarantee to maturity (per $1,000)	$0.03 to $0.05

The following charges for riders are assessed through the redemption of units:

Term Rider
Deducted monthly. Provides additional death benefit on the life of the policyholder. (per $1,000)	$0.06 to $83.33

Additional Insured Term
Deducted Monthly. Provides additional death benefit on the life of another person. (per $1,000)	$0.05 to $83.33

Spousal Insured Term
Deducted Monthly. Provides additional death benefit on the life of the insured spouse. (per $1,000)	$0.05 to $83.33

Family Term Life Insurance
Deducted monthly. Provides term insurance coverage on all current and future children. Regardless of the number of children. (per $1,000)	$0.44

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2007

Continuation of Coverage Rider
Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.90

Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured’s sole cause of death is an accident. (per $1,000)	$0.05 to $0.29

Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. Reduction of remaining death benefit of the amount taken under the rider.
up to 10%

Exchange of Life Insured — per exchange
Allows the insured life to be changed	$75

Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.00 to $0.19

Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1,000)	$0.01 to $0.18

Preferred Loan Rider
Deducted monthly. Allows you to take a policy loan after 10 years without large out-of-pocket interest charges. Charge is equal to annual charge of 20% of assets.	20%

Joint Term Life Rider
Deducted monthly. Provides for the purchase of additional second to die term insurance as part or your policy. (per $1,000)	$0.06 to $83.33

Double Coverage Rider
Deducted monthly. Provides for payment of double the death benefit if both the insureds die within the first four policy years. (per $1,000)	$0.06 to $83.33

Single Term Life Rider
Deducted monthly. Allows you to purchase additional term life insurance on one of the insureds. (per $1,000)	$0.05 to $83.33

Family Split Option Rider
Deducted monthly. Enables you to divide the policy into two individual policies in the event of divorce or tax law changes. (per $1,000)	$0.05

Waiver of Premium at First Death
Deducted monthly. Credits a stipulated premium to the policy upon the death of the first insured to die. (per $1,000)	$0.001 to $2.12

Further information regarding fees, terms, and availability is provided in the prospectus for each of the products available through the Account.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of ONLAC under the Internal Revenue Code. Taxes are the responsibility of the policy holder upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account upon redemption of the Fund shares. Accordingly, ONLAC does not provide for income taxes within the Account.

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2007

(4)	Fund Mergers & Replacements

Effective April 8, 2005, the Strong Variable Insurance Funds, Inc. had a fund reorganization resulting in the newly created Wells Fargo Advantage Variable Trust Funds. Opportunity Fund II was renamed Opportunity Fund, Multi Cap Value Fund II was renamed Multi Cap Value Fund, and Discovery Fund II and Mid Cap Growth Fund II were merged and renamed Discovery Fund with the Discovery Fund II as the successor fund.

Effective April 27, 2007, the Legg Mason Partners Variable Portfolios I, Inc. had a fund reorganization resulting in the newly created Legg Mason Partners Variable Equity Trust — Class I. The All Cap Portfolio was merged into the Fundamental Value Portfolio, and the Total Return Portfolio was merged into the Capital and Income Portfolio.

(5)	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Account does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2007

(6)	Financial Highlights

The following is a summary of accumulation units, value per unit, and fair value (fair value represents the contracts in accumulation period) as of December 31, and expenses, total return and investment income ratio for the periods then ended, for the respective subaccounts and products:

						Investment
	Accumulation	Value Per	Fair		Total	Income
	Units***	Unit	Value	Expenses*	Return**	Ratio****
Ohio National Fund, Inc.:
Equity Subaccount
2007	847,938	$41.229882	$34,960,383	0.75%	−6.59%	0.04%
2006	1,000,019	$44.140497	$44,141,329	0.75%	5.87%	0.00%
2005	1,076,945	$41.691234	$44,899,167	0.75%	5.32%	0.00%
2004	1,115,444	$39.586481	$44,156,493	0.75%	11.60%	0.05%
2003	1,104,141	$35.472941	$39,167,124	0.75%	43.27%	0.18%
Money Market Subaccount
2007	415,185	$21.980659	$9,126,043	0.75%	4.17%	4.82%
2006	411,052	$21.101029	$8,673,624	0.75%	3.99%	4.69%
2005	283,780	$20.291481	$5,758,315	0.75%	2.17%	2.90%
2004	298,992	$19.860155	$5,938,037	0.75%	0.26%	0.98%
2003	353,266	$19.809334	$6,997,967	0.75%	−0.01%	0.74%
Bond Subaccount
2007	141,943	$31.116328	$4,416,738	0.75%	2.94%	0.00%
2006	142,932	$30.227307	$4,320,455	0.75%	3.67%	3.69%
2005	140,106	$29.158375	$4,085,264	0.75%	−0.33%	3.52%
2004	140,403	$29.254168	$4,107,370	0.75%	5.10%	0.00%
2003	140,154	$27.835240	$3,901,225	0.75%	9.64%	5.51%
Omni Subaccount
2007	272,437	$29.959822	$8,162,167	0.75%	6.19%	1.72%
2006	290,922	$28.213880	$8,208,026	0.75%	12.47%	1.32%
2005	304,917	$25.084590	$7,648,711	0.75%	8.67%	1.27%
2004	319,625	$23.082652	$7,377,798	0.75%	6.32%	1.40%
2003	326,920	$21.711194	$7,097,831	0.75%	25.26%	1.79%
International Subaccount
2007	602,612	$25.645791	$15,454,449	0.75%	8.63%	0.00%
2006	642,549	$23.609184	$15,170,068	0.75%	18.34%	0.15%
2005	689,303	$19.950101	$13,751,671	0.75%	8.59%	0.05%
2004	717,207	$18.372753	$13,177,060	0.75%	12.13%	0.00%
2003	743,455	$16.385097	$12,181,577	0.75%	31.61%	0.45%
Capital Appreciation Subaccount
2007	401,840	$36.079538	$14,498,213	0.75%	3.05%	0.43%
2006	437,234	$35.012808	$15,308,791	0.75%	15.51%	0.45%
2005	474,815	$30.311926	$14,392,556	0.75%	4.49%	0.52%
2004	512,253	$29.010746	$14,860,835	0.75%	11.66%	0.39%
2003	530,787	$25.981078	$13,790,419	0.75%	30.55%	0.26%

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2007

						Investment
	Accumulation	Value Per	Fair		Total	Income
	Units***	Unit	Value	Expenses*	Return**	Ratio****
Ohio National Fund, Inc.: (continued)
Millennium Subaccount
2007	418,645	$36.473805	$15,269,582	0.75%	25.09%	0.00%
2006	466,193	$29.159150	$13,593,793	0.75%	6.58%	0.00%
2005	522,833	$27.358941	$14,304,152	0.75%	−0.74%	0.00%
2004	577,630	$27.563471	$15,921,500	0.75%	10.10%	0.00%
2003	615,441	$25.034018	$15,406,962	0.75%	36.64%	0.00%
International Small Co. Subaccount
2007	240,033	$39.935170	$9,585,745	0.75%	16.60%	0.00%
2006	225,594	$34.250186	$7,726,638	0.75%	25.41%	0.12%
2005	246,867	$27.310581	$6,742,084	0.75%	28.04%	0.51%
2004	227,029	$21.329995	$4,842,536	0.75%	19.97%	1.06%
2003	232,660	$17.779440	$4,136,571	0.75%	52.77%	0.22%
Aggressive Growth Subaccount
2007	381,261	$11.853275	$4,519,193	0.75%	28.58%	0.00%
2006	381,297	$9.218400	$3,514,952	0.75%	4.99%	0.00%
2005	400,343	$8.780066	$3,515,038	0.75%	12.44%	0.02%
2004	418,847	$7.808681	$3,270,643	0.75%	8.14%	0.00%
2003	417,152	$7.220579	$3,012,081	0.75%	30.51%	0.00%
Small Cap Growth Subaccount
2007	187,009	$17.621851	$3,295,438	0.75%	13.77%	0.00%
2006	205,795	$15.489373	$3,187,636	0.75%	24.67%	0.00%
2005	234,344	$12.424239	$2,911,548	0.75%	5.69%	0.00%
2004	246,276	$11.755440	$2,895,083	0.75%	10.61%	0.00%
2003	255,980	$10.627603	$2,720,454	0.75%	44.27%	0.00%
Mid Cap Opportunity Subaccount
2007	463,540	$30.644334	$14,204,874	0.75%	16.98%	0.00%
2006	510,454	$26.196013	$13,371,867	0.75%	8.84%	0.00%
2005	590,403	$24.069390	$14,210,645	0.75%	9.17%	0.00%
2004	657,075	$22.048624	$14,487,599	0.75%	12.71%	0.00%
2003	690,056	$19.562124	$13,498,964	0.75%	45.25%	0.04%
S&P 500 Index Subaccount
2007	1,211,367	$21.425862	$25,954,580	0.75%	4.28%	1.33%
2006	1,243,985	$20.547287	$25,560,523	0.75%	14.44%	1.10%
2005	1,389,817	$17.954296	$24,953,182	0.75%	3.69%	1.02%
2004	1,435,557	$17.315314	$24,857,125	0.75%	9.48%	1.15%
2003	1,429,233	$15.816000	$22,604,745	0.75%	26.89%	1.22%
Blue Chip Subaccount
2007	147,030	$11.748720	$1,727,409	0.75%	−9.42%	1.16%
2006	136,592	$12.970346	$1,771,643	0.75%	15.49%	1.00%
2005	135,446	$11.231078	$1,521,209	0.75%	3.96%	1.01%
2004	131,968	$10.803433	$1,425,703	0.75%	8.78%	1.36%
2003	131,115	$9.931007	$1,302,108	0.75%	25.64%	1.43%

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2007

						Investment
	Accumulation	Value Per	Fair		Total	Income	Inception
	Units***	Unit	Value	Expenses*	Return**	Ratio****	Date
Ohio National Fund, Inc.: (continued)
High Income Bond Subaccount
2007	227,025	$15.575739	$3,536,084	0.75%	2.75%	0.00%
2006	174,743	$15.158162	$2,648,785	0.75%	9.31%	0.00%
2005	149,366	$13.866829	$2,071,229	0.75%	2.23%	5.52%
2004	109,023	$13.564645	$1,478,859	0.75%	9.84%	0.37%
2003	80,651	$12.348929	$995,958	0.75%	21.87%	7.84%
Capital Growth Subaccount
2007	237,918	$11.262988	$2,679,667	0.75%	10.40%	0.00%
2006	247,690	$10.202054	$2,526,944	0.75%	19.23%	0.00%
2005	266,131	$8.556401	$2,277,123	0.75%	1.86%	0.00%
2004	270,898	$8.400468	$2,275,671	0.75%	18.81%	0.00%
2003	274,649	$7.070243	$1,941,834	0.75%	39.06%	0.00%
Nasdaq-100 Index Subaccount
2007	202,653	$6.061811	$1,228,442	0.75%	17.70%	0.00%
2006	188,169	$5.150352	$969,139	0.75%	5.81%	0.00%
2005	201,827	$4.867444	$982,382	0.75%	0.68%	0.00%
2004	191,727	$4.834448	$926,893	0.75%	9.18%	0.00%
2003	212,661	$4.427988	$941,659	0.75%	46.76%	0.00%
Bristol Subaccount
2007	52,796	$15.311293	$808,375	0.75%	6.95%	0.60%
2006	41,940	$14.316637	$600,446	0.75%	15.56%	0.40%
2005	33,723	$12.389330	$417,800	0.75%	11.20%	0.00%
2004	18,117	$11.141823	$201,858	0.75%	7.81%	1.49%
2003	8,607	$10.334381	$88,949	0.75%	31.47%	0.51%
Bryton Growth Subaccount
2007	38,956	$12.864389	$501,146	0.75%	9.07%	0.00%
2006	35,943	$11.794579	$423,935	0.75%	15.87%	0.00%
2005	34,242	$10.178901	$348,548	0.75%	3.53%	0.02%
2004	28,613	$9.831775	$281,321	0.75%	6.70%	0.00%
2003	19,708	$9.214372	$181,597	0.75%	34.60%	0.00%
U.S. Equity Subaccount
2007	2,228	$10.806436	$24,080	0.75%	12.32%	0.58%
2006	400	$9.620840	$3,844	0.75%	−3.79%	1.24%	5/1/06
Balanced Subaccount
2007	16,409	$11.326685	$185,861	0.75%	11.46%	0.00%
2006	6,076	$10.162168	$61,745	0.75%	1.62%	5.91%	5/1/06
Income Opportunity Subaccount
2007	1,729	$10.829917	$18,720	0.75%	7.52%	0.00%
2006	657	$10.072875	$6,618	0.75%	0.73%	0.00%	5/1/06
Target VIP Subaccount
2007	12,623	$11.418364	$144,135	0.75%	8.91%	2.11%
2006	86	$10.483811	$899	0.75%	4.84%	0.08%	5/1/06
Target Equity/Income Subaccount
2007	55,535	$11.451281	$635,942	0.75%	9.59%	1.43%
2006	40,890	$10.449033	$427,258	0.75%	4.49%	1.27%	5/1/06

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2007

						Investment
	Accumulation	Value Per	Fair		Total	Income	Inception
	Units***	Unit	Value	Expenses*	Return**	Ratio****	Date
Janus Aspen Series — Institutional Shares:
Large Cap Growth Subaccount
2007	699,603	$10.527793	$7,365,279	0.75%	14.23%	0.72%
2006	748,764	$9.216269	$6,900,815	0.75%	10.55%	0.49%
2005	798,848	$8.336624	$6,659,694	0.75%	3.51%	0.34%
2004	835,071	$8.053696	$6,725,404	0.75%	3.74%	0.15%
2003	897,138	$7.763542	$6,964,970	0.75%	30.75%	0.10%
Worldwide Growth Subaccount
2007	340,404	$12.315008	$4,192,076	0.75%	8.81%	0.75%
2006	363,675	$11.318209	$4,116,150	0.75%	17.33%	1.78%
2005	394,041	$9.646792	$3,801,236	0.75%	5.08%	1.37%
2004	456,543	$9.180474	$4,191,284	0.75%	4.00%	0.99%
2003	519,631	$8.827598	$4,587,094	0.75%	23.07%	1.11%
Balanced Subaccount
2007	274,106	$14.811001	$4,059,790	0.75%	9.71%	2.54%
2006	294,728	$13.500310	$3,978,921	0.75%	9.90%	2.14%
2005	321,036	$12.284544	$3,943,786	0.75%	7.15%	2.27%
2004	338,523	$11.464965	$3,881,149	0.75%	7.72%	2.27%
2003	354,790	$10.643572	$3,776,235	0.75%	13.20%	2.21%
Wells Fargo Advantage Variable Trust Funds (note 4):
Opportunity Subaccount
2007	38,728	$16.518171	$639,716	0.75%	5.83%	0.45%
2006	107,630	$15.608061	$1,679,900	0.75%	11.39%	0.00%
2005	113,698	$14.012614	$1,593,212	0.75%	7.08%	0.00%
2004	132,025	$13.085651	$1,727,637	0.75%	17.34%	0.00%
2003	158,569	$11.152086	$1,768,379	0.75%	35.99%	0.08%
Small/Mid Cap Value Subaccount
2007	10,837	$18.086719	$196,000	0.75%	−1.46%	0.02%
2006	22,711	$18.354922	$416,859	0.75%	14.86%	0.00%
2005	24,589	$15.979789	$392,921	0.75%	15.64%	0.37%
2004	24,011	$13.818954	$331,802	0.75%	15.89%	0.00%
2003	31,274	$11.923738	$372,905	0.75%	37.37%	0.11%
Discovery Subaccount
2007	86,209	$11.017892	$949,837	0.75%	21.41%	0.00%
2006	242,075	$9.075051	$2,196,839	0.75%	13.79%	0.00%
2005	271,913	$7.975050	$2,168,523	0.75%	15.20%	0.00%	4/8/05
Strong Variable Insurance Funds, Inc. (note 4):
Mid Cap Growth II Subaccount
2004	286,088	$7.330807	$2,097,254	0.75%	18.27%	0.00%
2003	317,008	$6.198555	$1,964,993	0.75%	33.22%	0.00%
Goldman Sachs Variable Insurance Trust:
Growth & Income Subaccount
2007	249,808	$13.213813	$3,300,916	0.75%	0.73%	1.79%
2006	212,181	$13.117476	$2,783,277	0.75%	21.72%	1.93%
2005	189,865	$10.776721	$2,046,122	0.75%	3.16%	1.77%
2004	157,667	$10.446877	$1,647,124	0.75%	17.91%	1.86%
2003	124,784	$8.859945	$1,105,580	0.75%	23.44%	1.49%

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2007

						Investment
	Accumulation	Value Per	Fair		Total	Income	Inception
	Units***	Unit	Value	Expenses*	Return**	Ratio****	Date
Goldman Sachs Variable Insurance Trust: (continued)
Structured U.S. Equity Subaccount
2007	44,836	$11.267046	$505,172	0.75%	−2.36%	1.04%
2006	50,696	$11.539835	$585,021	0.75%	12.05%	1.13%
2005	48,607	$10.298596	$500,588	0.75%	5.72%	0.79%
2004	42,485	$9.741352	$413,858	0.75%	14.08%	1.33%
2003	31,071	$8.538810	$265,308	0.75%	28.51%	0.75%
Capital Growth Subaccount
2007	59,242	$10.424973	$617,592	0.75%	9.31%	0.19%
2006	54,708	$9.537310	$521,764	0.75%	7.75%	0.13%
2005	56,207	$8.851025	$497,491	0.75%	2.18%	0.16%
2004	51,544	$8.662395	$446,495	0.75%	8.27%	0.76%
2003	48,744	$8.000482	$389,972	0.75%	22.82%	0.28%
Van Kampen Universal Institutional Funds — Class I:
U.S. Real Estate Subaccount
2007	70,823	$33.858555	$2,397,961	0.75%	−17.69%	1.16%
2006	79,945	$41.136253	$3,288,622	0.75%	37.02%	1.12%
2005	66,872	$30.021844	$2,007,618	0.75%	16.18%	1.15%
2004	55,907	$25.840150	$1,444,635	0.75%	35.38%	1.55%
2003	30,017	$19.087498	$572,957	0.75%	36.49%	0.00%
Lazard Retirement Series, Inc.:
Emerging Markets Subaccount
2007	273,348	$38.625056	$10,558,072	0.75%	32.31%	1.26%
2006	227,847	$29.193527	$6,651,644	0.75%	28.98%	0.50%
2005	201,521	$22.633816	$4,561,184	0.75%	39.73%	0.32%
2004	155,868	$16.198029	$2,524,762	0.75%	29.61%	0.67%
2003	122,395	$12.497189	$1,529,594	0.75%	51.80%	0.06%
Small Cap Subaccount
2007	171,272	$20.734133	$3,551,180	0.75%	−7.89%	0.00%
2006	197,550	$22.511068	$4,447,067	0.75%	15.21%	0.00%
2005	232,072	$19.539765	$4,534,626	0.75%	3.22%	0.00%
2004	215,959	$18.929703	$4,088,038	0.75%	14.03%	0.00%
2003	228,798	$16.600558	$3,798,176	0.75%	36.20%	0.00%
U.S. Strategic Equity Subaccount
2007	412	$11.002698	$4,529	0.75%	−1.70%	0.53%
2006	888	$11.192539	$9,937	0.75%	11.93%	0.01%	5/1/06
International Equity Subaccount
2007	45,305	$11.740705	$531,917	0.75%	9.96%	2.60%
2006	36,809	$10.677645	$393,030	0.75%	6.78%	1.80%	5/1/06
Old Mutual Insurance Series Fund:
Technology & Communications Subaccount
2007	25,225	$2.681780	$67,648	0.75%	32.34%	0.00%
2006	104,927	$2.026483	$212,633	0.75%	3.93%	0.00%
2005	104,666	$1.949881	$204,086	0.75%	9.10%	0.00%
2004	108,826	$1.787272	$194,503	0.75%	5.63%	0.00%
2003	109,516	$1.692039	$185,305	0.75%	44.25%	0.00%

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2007

						Investment
	Accumulation	Value Per	Fair		Total	Income	Inception
	Units***	Unit	Value	Expenses*	Return**	Ratio****	Date
Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Mid Cap Subaccount
2007	578,587	$22.863783	$13,228,686	0.75%	14.48%	0.49%
2006	551,507	$19.972698	$11,015,079	0.75%	11.57%	0.17%
2005	527,304	$17.901727	$9,439,649	0.75%	17.14%	0.00%
2004	430,075	$15.282343	$6,572,554	0.75%	23.73%	0.00%
2003	281,491	$12.351746	$3,476,901	0.75%	37.22%	0.22%
VIP Contrafund Subaccount
2007	851,747	$16.499363	$14,053,288	0.75%	16.42%	0.81%
2006	704,448	$14.171671	$9,983,203	0.75%	10.60%	1.00%
2005	491,007	$12.812915	$6,291,228	0.75%	15.78%	0.11%
2004	346,354	$11.066510	$3,832,933	0.75%	14.30%	0.18%
2003	208,277	$9.682016	$2,016,537	0.75%	27.24%	0.25%
VIP Growth Subaccount
2007	279,629	$9.668601	$2,703,619	0.75%	25.71%	0.36%
2006	226,778	$7.691086	$1,744,171	0.75%	5.78%	0.16%
2005	223,201	$7.270740	$1,622,834	0.75%	4.72%	0.25%
2004	195,135	$6.943076	$1,354,834	0.75%	2.35%	0.12%
2003	130,832	$6.783468	$887,494	0.75%	31.56%	0.10%
VIP Equity-Income Subaccount
2007	141,165	$15.451842	$2,181,253	0.75%	0.51%	1.61%
2006	133,194	$15.372733	$2,047,562	0.75%	19.04%	3.35%
2005	119,231	$12.914083	$1,539,756	0.75%	4.79%	1.24%
2004	85,443	$12.324168	$1,053,017	0.75%	10.40%	0.37%
2003	1,468	$11.162872	$16,383	0.75%	11.63%	0.00%	10/1/03
Janus Aspen Series — Service Shares:
Large Cap Growth Subaccount
2007	267,756	$8.429019	$2,256,924	0.75%	13.94%	0.58%
2006	281,443	$7.397912	$2,082,089	0.75%	10.31%	0.29%
2005	271,566	$6.706614	$1,821,290	0.75%	3.24%	0.13%
2004	272,210	$6.496077	$1,768,298	0.75%	3.42%	0.00%
2003	261,637	$6.281021	$1,643,344	0.75%	30.51%	0.00%
Worldwide Growth Subaccount
2007	300,733	$8.781895	$2,641,008	0.75%	8.54%	0.56%
2006	309,902	$8.090561	$2,507,284	0.75%	17.06%	1.65%
2005	313,310	$6.911422	$2,165,419	0.75%	4.78%	1.21%
2004	329,032	$6.595879	$2,170,252	0.75%	3.75%	0.94%
2003	309,465	$6.357622	$1,967,460	0.75%	22.76%	0.87%
Balanced Subaccount
2007	306,018	$13.566170	$4,151,493	0.75%	9.46%	2.25%
2006	327,176	$12.393499	$4,054,852	0.75%	9.60%	1.97%
2005	319,554	$11.308434	$3,613,653	0.75%	6.86%	2.09%
2004	321,668	$10.582332	$3,403,995	0.75%	7.48%	2.31%
2003	315,006	$9.845411	$3,101,364	0.75%	12.88%	1.87%

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2007

						Investment
	Accumulation	Value Per	Fair		Total	Income
	Units***	Unit	Value	Expenses*	Return**	Ratio****
Janus Aspen Series — Service Shares: (continued)
International Growth Subaccount
2007	209,287	$36.340427	$7,605,572	0.75%	27.06%	0.48%
2006	127,199	$28.600821	$3,637,989	0.75%	45.54%	2.05%
2005	54,451	$19.651388	$1,070,037	0.75%	30.96%	1.27%
2004	19,533	$15.005571	$293,109	0.75%	17.80%	1.02%
2003	3,484	$12.738082	$44,381	0.75%	33.53%	0.99%
J.P. Morgan Series Trust II:
Small Company Subaccount
2007	32,756	$16.262330	$532,693	0.75%	−6.38%	0.01%
2006	32,170	$17.369693	$558,791	0.75%	14.15%	0.00%
2005	30,021	$15.216217	$456,799	0.75%	2.65%	0.00%
2004	27,823	$14.823647	$412,444	0.75%	26.22%	0.00%
2003	6,715	$11.744213	$78,865	0.75%	34.97%	0.00%
Mid Cap Value Subaccount
2007	217,622	$21.688174	$4,719,821	0.75%	1.69%	0.85%
2006	181,304	$21.328413	$3,866,931	0.75%	15.97%	0.59%
2005	170,276	$18.390898	$3,131,530	0.75%	8.40%	0.18%
2004	111,349	$16.965568	$1,889,093	0.75%	20.16%	0.25%
2003	62,767	$14.119621	$886,253	0.75%	28.66%	0.16%
MFS Variable Insurance Trust — Service Class:
New Discovery Subaccount
2007	21,037	$12.955967	$272,553	0.75%	1.49%	0.00%
2006	13,265	$12.766297	$169,341	0.75%	12.09%	0.00%
2005	11,511	$11.389123	$131,099	0.75%	4.25%	0.00%
2004	11,528	$10.924674	$125,941	0.75%	5.42%	0.00%
2003	9,200	$10.363340	$95,345	0.75%	32.44%	0.00%
Investors Growth Stock Subaccount
2007	20,555	$12.292063	$252,669	0.75%	10.19%	0.08%
2006	21,217	$11.154950	$236,671	0.75%	6.51%	0.00%
2005	24,626	$10.473357	$257,913	0.75%	3.45%	0.14%
2004	21,020	$10.123793	$212,807	0.75%	8.17%	0.00%
2003	9,471	$9.359017	$88,638	0.75%	21.69%	0.00%
Mid Cap Growth Subaccount
2007	45,554	$10.818153	$492,813	0.75%	8.69%	0.00%
2006	45,398	$9.953234	$451,853	0.75%	1.54%	0.00%
2005	38,984	$9.802503	$382,143	0.75%	2.09%	0.00%
2004	28,148	$9.601466	$270,264	0.75%	13.53%	0.00%
2003	13,799	$8.457559	$116,710	0.75%	35.59%	0.00%
Total Return Subaccount
2007	286,309	$14.241098	$4,077,357	0.75%	3.16%	2.43%
2006	319,766	$13.805194	$4,414,431	0.75%	10.79%	2.30%
2005	345,393	$12.460142	$4,303,647	0.75%	1.84%	1.75%
2004	292,490	$12.235474	$3,578,753	0.75%	10.20%	1.46%
2003	187,961	$11.103088	$2,086,953	0.75%	15.14%	1.31%

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2007

						Investment
	Accumulation	Value Per	Fair		Total	Income	Inception
	Units***	Unit	Value	Expenses*	Return**	Ratio****	Date
The Prudential Series Fund, Inc:
Jennison Subaccount
2007	7,943	$16.901915	$134,255	0.75%	10.72%	0.00%
2006	8,606	$15.265420	$131,368	0.75%	0.61%	0.00%
2005	6,157	$15.172293	$93,423	0.75%	13.18%	0.00%
2004	5,796	$13.405738	$77,699	0.75%	8.40%	0.05%
2003	3,117	$12.366554	$38,545	0.75%	28.64%	0.00%
Jennison 20/20 Focus Subaccount
2007	175,254	$21.808156	$3,821,975	0.75%	9.29%	0.14%
2006	95,474	$19.953505	$1,905,041	0.75%	12.77%	0.00%
2005	21,576	$17.694532	$381,776	0.75%	20.36%	0.00%
2004	4,848	$14.701350	$71,278	0.75%	14.52%	0.00%
2003	901	$12.837748	$11,562	0.75%	27.84%	0.00%
UBS Series Trust — Class I:
U.S. Allocation Subaccount
2007	1,120	$16.261224	$18,211	0.75%	1.14%	4.53%
2006	6,280	$16.078366	$100,975	0.75%	10.17%	2.39%
2005	6,166	$14.594031	$89,985	0.75%	5.81%	1.13%
2004	5,142	$13.792909	$70,922	0.75%	9.55%	0.57%
2003	3,007	$12.590041	$37,863	0.75%	26.42%	0.49%
PIMCO Variable Insurance Trust — Administrative Shares:
Real Return Subaccount
2007	206,763	$13.894153	$2,872,801	0.75%	9.84%	4.66%
2006	240,827	$12.649400	$3,046,321	0.75%	−0.03%	4.29%
2005	170,278	$12.653512	$2,154,612	0.75%	1.34%	2.84%
2004	120,877	$12.486194	$1,509,295	0.75%	8.11%	1.02%
2003	78,296	$11.549961	$904,315	0.75%	8.04%	2.74%
Total Return Subaccount
2007	307,415	$12.831551	$3,944,612	0.75%	7.95%	4.80%
2006	279,534	$11.886822	$3,322,768	0.75%	3.08%	4.43%
2005	232,181	$11.531564	$2,677,411	0.75%	1.69%	3.45%
2004	191,988	$11.339607	$2,177,073	0.75%	4.11%	1.89%
2003	163,180	$10.892084	$1,777,366	0.75%	4.26%	2.69%
Global Bond Subaccount
2007	91,503	$14.001232	$1,281,153	0.75%	8.93%	3.28%
2006	88,566	$12.853943	$1,138,426	0.75%	3.87%	3.32%
2005	61,365	$12.374657	$759,376	0.75%	−7.32%	2.55%
2004	43,172	$13.351423	$576,405	0.75%	9.78%	1.86%
2003	24,598	$12.162240	$299,166	0.75%	13.59%	2.10%
Calvert Variable Series, Inc.:
Social Equity Subaccount
2007	37,508	$9.024517	$338,488	0.75%	9.17%	0.00%
2006	39,132	$8.266736	$323,493	0.75%	9.24%	0.00%
2005	43,171	$7.567533	$326,699	0.75%	3.77%	0.06%
2004	42,268	$7.292769	$308,249	0.75%	6.36%	0.08%
2003	38,706	$6.856813	$265,397	0.75%	17.23%	0.02%	5/2/03

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2007

						Investment
	Accumulation	Value Per	Fair		Total	Income	Inception
	Units***	Unit	Value	Expenses*	Return**	Ratio****	Date
Dreyfus Variable Investment Fund — Service Class:
Appreciation Subaccount
2007	24,430	$15.439456	$377,188	0.75%	6.05%	1.12%
2006	21,239	$14.558329	$309,211	0.75%	15.34%	1.20%
2005	17,191	$12.621575	$216,978	0.75%	3.34%	0.00%
2004	14,185	$12.213093	$173,249	0.75%	4.01%	1.51%
2003	11,917	$11.741767	$139,925	0.75%	17.42%	3.21%	5/1/03
Royce Capital Fund:
Small-Cap Subaccount
2007	257,632	$20.868077	$5,376,279	0.75%	−2.87%	0.05%
2006	235,912	$21.484495	$5,068,441	0.75%	14.71%	0.07%
2005	208,516	$18.729410	$3,905,374	0.75%	7.75%	0.00%
2004	164,379	$17.381640	$2,857,176	0.75%	24.02%	0.00%
2003	52,318	$14.015231	$733,251	0.75%	40.15%	0.00%	5/1/03
Micro-Cap Subaccount
2007	162,123	$22.890903	$3,711,138	0.75%	3.20%	1.48%
2006	151,334	$22.181173	$3,356,768	0.75%	20.17%	0.20%
2005	112,242	$18.457897	$2,071,756	0.75%	10.78%	0.60%
2004	105,354	$16.661540	$1,755,352	0.75%	13.00%	0.00%
2003	37,266	$14.745218	$549,502	0.75%	47.45%	0.00%	5/1/03
Van Kampen Universal Institutional Funds — Class II:
Core Plus Fixed Income Subaccount
2007	7,720	$13.221095	$102,065	0.75%	4.43%	3.35%
2006	9,118	$12.660152	$115,436	0.75%	2.79%	4.41%
2005	7,614	$12.316267	$93,781	0.75%	3.16%	3.47%
2004	3,346	$11.938729	$39,942	0.75%	3.30%	3.85%
2003	2,452	$11.557769	$28,336	0.75%	15.58%	0.04%	5/2/03
U.S. Real Estate Subaccount
2007	59,507	$22.533124	$1,340,868	0.75%	−17.89%	1.00%
2006	57,952	$27.443248	$1,590,379	0.75%	36.65%	1.02%
2005	37,674	$20.083444	$756,617	0.75%	15.88%	1.14%
2004	19,904	$17.330581	$344,946	0.75%	35.06%	1.06%
2003	2,463	$12.832128	$31,600	0.75%	28.32%	0.00%	5/1/03
International Growth Equity Subaccount
2007	19,585	$12.261569	$240,140	0.75%	13.41%	0.17%
2006	6,301	$10.812057	$68,122	0.75%	8.12%	0.65%	5/1/06
Equity Growth Subaccount
2007	3,511	$12.410694	$43,574	0.75%	20.75%	0.00%
Legg Mason Partners Variable Equity Trust — Class I (note 4):
Fundamental Value Subaccount
2007	9,045	$10.883988	$98,450	0.75%	−4.52%	1.97%	4/27/07
Capital and Income Subaccount
2007	895	$11.184219	$10,010	0.75%	0.63%	2.10%	4/27/07

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2007

						Investment
	Accumulation	Value Per	Fair		Total	Income	Inception
	Units***	Unit	Value	Expenses*	Return**	Ratio****	Date
Legg Mason Partners Variable Equity Trust — Class I (note 4): (continued)
Investors Subaccount
2007	11,265	$11.354109	$127,909	0.75%	3.12%	1.82%
2006	560	$11.010227	$6,164	0.75%	10.10%	7.57%	5/1/06
All Cap Subaccount
2006	674	$10.834808	$7,304	0.75%	8.35%	6.40%	5/1/06
Total Return Subaccount
2006	176	$10.773156	$1,891	0.75%	7.73%	7.99%	5/1/06
Franklin Templeton Variable Insurance Products Trust — Class 2:
Franklin Income Securities Subaccount
2007	274,348	$11.493525	$3,153,226	0.75%	2.98%	3.45%
2006	95,562	$11.160909	$1,066,558	0.75%	11.61%	1.56%	5/1/06
Franklin Flex Cap Growth Securities Subaccount
2007	7,254	$11.435374	$82,947	0.75%	13.47%	0.10%
2006	1,582	$10.078176	$15,943	0.75%	0.78%	0.00%	5/1/06
Templeton Foreign Securities Subaccount
2007	90,820	$12.488739	$1,134,229	0.75%	14.59%	1.88%
2006	72,904	$10.898338	$794,534	0.75%	8.98%	0.10%	5/1/06
Neuberger Berman Advisers Management Trust — S Class:
AMT Regency Subaccount
2007	5,482	$10.451237	$57,289	0.75%	2.28%	0.61%
2006	945	$10.218012	$9,659	0.75%	2.18%	0.68%	5/1/06

*	This represents the annualized contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to policy holder accounts through the redemption of units.

**	This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the twelve month period indicated or from inception date through the end of the period. In the first year of inception, the returns are based on the period from inception date to period end, and are not annualized.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the dividends for the periods indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund divided by average net assets (by product). This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions to contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratios for funds that were eligible for investment during only a portion of the year are annualized.

Ohio National Variable Account R

 Report of Independent Registered Public Accounting Firm

The Board of Directors of The Ohio National Life Assurance Corporation
 and Contract Owners of Ohio National Variable Account R:

We have audited the accompanying statements of assets and contract owners’ equity of Ohio National Variable Account R (comprised of the sub-accounts listed in note 1) (collectively, “the Accounts”) as of December 31, 2007, and the related statements of operations and changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2007, and the results of their operations, changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, OH
February 18, 2008

Part C: Other Information

Item Number	Caption in Prospectus

26.	Exhibits
27.	Directors and Officers of the Depositor
28.	Persons Controlled by or Under Common Control with Depositor or Registrant
29.	Indemnification
30.	Principal Underwriter
31.	Location of Accounts and Records
32.	Management Services
33.	Fee Representation

Part C: Other Information
Item 26. Exhibits
The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.
Item 27. Directors and Officers of the Depositor

Name	Relationship with Company

Trudy K. Backus	Vice President, Administration Projects

Thomas A. Barefield	Executive Vice President and Chief Marketing Officer — Institutional

Lee E. Bartels	Vice President, Underwriting

Howard C. Becker	Senior Vice President and Chief Administrative Officer

G. Timothy Biggs	Vice President, Mortgages & Real Estate

Jeffery A. Bley	Vice President, ONESCO Compliance

Richard J. Bodner	Vice President, Insurance Services

Robert A. Bowen	Senior Vice President, Information Systems

Philip C. Byrde	Vice President, Fixed Income Securities

Timothy C. Cardinal	Vice President & Actuary, Financial Reporting

Christopher A. Carlson	Senior Vice President, Chief Investment Officer

Robert W. Conway	Vice President, PGA Marketing — Eastern Division

H. Douglas Cooke, III	Vice President, Institutional Sales

Ronald J. Dolan	Director, Vice Chairman & Chief Risk Officer

Richard J. Dowdle	Vice President, Institutional Sales

Anthony G. Esposito	Senior Vice President, Human Resources and Administration

Joseph M. Fischer	Assistant Secretary

Rosemary L. Gatto	Vice President, Claims

Diane S. Hagenbuch	Senior Vice President, Corporate Relations & Communications

Michael F. Haverkamp	Director and Senior Vice President & General Counsel

Jed R. Martin	Vice President, Private Placements

Therese S. McDonough	Second Vice President & Secretary

William J. McFadden	Vice President, PGA Marketing — Western Division

James I. Miller	Senior Vice President, Life Product Management

Stephen R. Murphy	Vice President, Annuity Product Management

David B. O’Maley	Director and Chairman, President & Chief Executive Officer

Jeffrey K. Oehler	Vice President, Information Systems

John J. Palmer	Director & Vice Chairman

George B. Pearson	Senior Vice President, PGA Marketing

William C. Price	Vice President & Assistant General Counsel

Arthur J. Roberts	Senior Vice President, Chief Financial Officer

Joseph R. Sander	Vice President and Treasurer

William G. Schlechter, M.D.	Vice President and Medical Director

D. Gates Smith	Director and Executive Vice President, Agency and Group Distribution

James C. Smith	Senior Vice President, Audit Services

Name	Relationship with Company

Laurens N. Sullivan	Vice President, Institutional Sales

Dennis R. Taney	Chief Compliance Officer

Edith F. Thompson	Vice President, Individual Annuity Operations

Barbara A. Turner	Senior Vice President, Broker/Dealer Operations

Paul J. Twilling	Vice President, Information Systems

The principal occupation of each of the above is an officer of Ohio National Life, with the same title as with us.
The principal business address of each is:
One Financial Way
Cincinnati, Ohio 45242

Item 28.	Persons Controlled by or Under Common Control with the Depositor of Registrant
The Registrant is a separate account of the Depositor. The Depositor is a wholly-owned subsidiary of The Ohio National Life Insurance Company, which is a wholly-owned subsidiary of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of The Ohio National Life Insurance Company.
Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned

The Ohio National Life Insurance Company	Ohio	100%

OnFlight, Inc.	Ohio	100%
(aviation)

ON Global Holdings, Inc.	Delaware	100%
(holding company, foreign insurance)

Fiduciary Capital Management, Inc.	Connecticut	51%
(investment adviser)

Suffolk Capital Management LLC	Delaware	81%
(investment adviser)

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Ohio National Life Assurance Corporation	Ohio	100%

Ohio National Equities, Inc.	Ohio	100%
(securities broker dealer)

Ohio National Investments, Inc.	Ohio	100%
(investment adviser)

The O.N. Equity Sales Company	Ohio	100%
(securities broker dealer)

Ohio National Fund, Inc.	Maryland	(more than) 90%
(registered investment company)

Dow Target Variable Fund LLC	Ohio	100%
(registered investment company)

National Security Life and Annuity Company	New York	80.49%
(insurance company)

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

O.N. Investment Management Company	Ohio	100%
(investment adviser)

Ohio National Insurance Agency of Alabama, Inc.	Alabama	100%

Ohio National Insurance Agency, Inc.	Ohio	100%
ON Global Holdings, Inc. owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.
Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.

Item 29. Indemnification
The sixth article of the Depositor’s Articles of Incorporation, as amended, provides as follows:
“Each former, present and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators), or any such person (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, judgments, fine and amounts paid in settlement actually and reasonably incurred by him in connection with the defense of any contemplated, pending or threatened action, suit or proceeding, civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, to which he is or may be made a party by reason of being or having been such Director, Officer, or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such a person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) that, in any matter the subject of criminal action, suit or proceeding, such person had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith in any manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right to indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be set forth in the Code of Regulations or in such other manner as permitted by law. Each former, present, and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of any contemplated, pending or threatened action, suit or proceeding, by or in the right of the Corporation to procure a judgment in its favor, to which he is or may be a party by reason of being or having been such Director, Officer or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such person was not, and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association, and (b) that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.
Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right of indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be as set forth in the Code of Regulations or in such other manner as permitted by law.”
In addition, Article XII of the Depositor’s Code of Regulations states as follows:
“If any director, officer or employee of the Corporation may be entitled to indemnification by reason of Article Sixth of the Amended Articles of Corporation, indemnification shall be made upon either (a) a determination in writing of the majority of disinterested directors present, at a meeting of the Board at which all disinterested directors present constitute a quorum, that the director, officer or employee in question was acting in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation or of such other business organization or association in which he served at the Corporation’s request, and that, in any matter which is the subject of a criminal action, suit or proceeding, he had no reasonable cause to believe that his conduct was unlawful and in an action by or in the right of the Corporation to procure a judgment in its favor that such person was not and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association; or (b) if the number of all disinterested directors would not be sufficient at any time to constitute a quorum, or if the number of disinterested directors present at two consecutive meetings of the Board has not been sufficient to constitute a quorum, a determination to the same effect as set forth in the foregoing clause (a) shall be made in a written opinion by independent legal counsel other than an attorney, or a firm having association with it an attorney, who has been retained by or who has performed services for this Corporation, or any person to be indemnified within the past five years, or by the majority vote of the policyholders, or by the Court of Common Pleas or the court in which such action, suit or proceeding was brought. Prior to making any such determination, the Board of Directors shall first have received the written opinion of General Counsel that a number of directors sufficient to constitute a quorum, as named therein, are disinterested directors. Any director who is a party to or threatened with the action, suit or proceeding in question, or any related action, suit or proceeding, or has had or has an interest therein adverse to that of the Corporation, or who for any other reason has been or would be affected thereby, shall not be deemed a disinterested director and shall not be qualified to vote on the question of indemnification. Anything in this Article to the contrary notwithstanding, if a judicial or administrative body determines as part of the settlement of any action, suit or proceeding that the Corporation should indemnify a director, officer or employee for the amount of the settlement, the Corporation shall so indemnify such person in accordance with such determination. Expenses incurred with respect to any action, suit or proceeding which may qualify for indemnification may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it is ultimately determined hereunder that he is not entitled to indemnification or to the extent that the amount so advanced exceeds the indemnification to which he is ultimately determined to be entitled”.

Item 30. Principal Underwriter
The principal underwriter of the Registrant’s securities is Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of The Ohio National Life Insurance Company. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts A, B and D, other separate accounts of The Ohio National Life Insurance Company which are registered as unit investment trusts; and other policies issues by Ohio National Variable Account R, which separate account is also registered as a unit investment trust.
The directors and officers of ONEQ are:

Name	Position with ONEQ

David B. O’Maley	Chairman and Director
John J. Palmer	President and Director
Thomas A. Barefield	Senior Vice President
Trudy K. Backus	Vice President and Director
Michael F. Haverkamp	Assistant Director and Secretary

Barbara A. Turner	Vice President of Operations & Comptroller and Treasurer
James I. Miller II	Vice President and Director
Kimberly A. Plante	Secretary
Jeffery A. Bley, Jr.	Chief Compliance Officer
The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.
During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant:

Net Underwriting	Compensation
Discounts and	on Redemption	Brokerage
Commissions	or Annuitization	Commissions

$2,610,267.06	None	None
Item 31. Location of Accounts and Records
The books and records of the Registrant which are required under Section 31(a) of the 1940 Act and Rules thereunder are maintained in the possession of the following persons:
(1)	Journals and other records of original entry:

Ohio National Life Assurance Corporation (“Depositor”) One Financial Way Montgomery, Ohio 45242

(2)	General and auxiliary ledgers:

Depositor

(3)	Securities records for portfolio securities:

Depositor

(4)	Corporate charter, by-laws and minute books:

Registrant has no such documents.

(5)	Records of brokerage orders:

Not applicable.

(6)	Records of other portfolio transactions:

Depositor

(7)	Records of options:

Not applicable

(8)	Records of trial balances:

Depositor

(9)	Quarterly records of allocation of brokerage orders and commissions:

Not applicable

(10)	Records identifying person or group authorizing portfolio transactions:

Depositor

(11)	Files of advisory materials:

Not applicable

(12)	Other records

Depositor

Item 32.	Management Services

None

Item 33.	Fee Representation

Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended;
Ohio National Life Assurance Corporation represents that the fees and charges deducted under the policy, in the aggregate are reasonable in relation to the services to be rendered, the expenses expected to be incurred and the risks assumed by Ohio National Life Assurance Corporation.
Undertakings
(a) Rule 484 Undertaking — Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.
(b) Undertaking to File Reports — Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.
This registration statement comprises the following papers and documents: The facing sheet
The prospectus consisting of 39 pages
The signatures
Written consents of the following persons:
KPMG LLP
Exhibits:
All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

(a)	Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as Exhibit 1.(1) of the Registrant’s registration statement on Form S-6 on October 31, 2001(File no. 333-16133).

(c)	Principal Underwriting Agreement for Variable Life Insurance, with compensation schedule, between the Depositor and Ohio National Equities, Inc. was filed as Exhibit (3)(a) of the Registrant’s registration statement on Form S-6 on April 27, 1998 (File no. 333-16133).

(c)	Variable Policy Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. were filed as Exhibit (3)(d) of Post-effective Amendment no. 23 of Ohio National Variable Account A registration statement on Form N-4 on April 27, 1998 (File no. 2-91213).

(d)	Flexible Premium Life Insurance Policy, Form 00-VL-1 was filed as Exhibit 5 of the Registrant’s registration statement on Form S-6 on June 30, 2000 (File No. 333-40724).

(e)	Variable Life Insurance Application Supplement: Suitability Information was filed as Exhibit 10 of the Registrant’s registration statement on Form S-6 on June 30, 2000 (File No. 333-40724).

(f)(1)	Articles of Incorporation of the Depositor were filed as Exhibit 1.(6)(a) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133).

(f)(2)	Code of Regulations (by-laws) of the Depositor were filed as

Exhibit 1.(6)(b) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133).

(h)(1)	Fund Participation Agreement between Depositor and Prudential Funds was filed as Exhibit (3)(g) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515).

(h)(2)	Fund Participation Agreement between Depositor and Neuberger Berman Advisers Management Trust was filed as Exhibit (3)(h) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515).

(h)(3)	Amendment to Fund Participation Agreement between Depositor and The Universal Institutional Funds was filed as Exhibit (3)(i) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515).

(h)(4)	Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(4) of Post-Effective Amendment No. 3 of Depositor’s registration statement on Form N-6 on April 26, 2006. (File No. 333-109900)

(h)(5)	Amendment to Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(5) of Post-Effective Amendment No. 3 of Depositor’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900)

(h)(6)	First Amendment to the Participation Agreement by and between Salomon Brothers Variable Series Funds Inc, The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation was filed as Exhibit 99(h)(6) of Post-Effective Amendment No. 3 of Depositor’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900)

(i)	Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133).

(k)	Legal Opinion was filed as Exhibit 99(k) of Amendment No. 10 of the Registrant’s Form N-6 on February 9, 2005 (File No. 333-40724)

(q)	Memorandum describing the Depositor’s purchase, transfer, redemption and conversion procedures for the policies was filed as Exhibit 99(q) of Registrant’s Post-effective Amendment No. 5 to Form N-6 on April 30, 2008 (File No. 333-109900).

Signatures
Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account R certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this Registration Statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 30th day of April, 2008.

Ohio National Variable Account R
(Registrant)

By OHIO NATIONAL LIFE ASSURANCE CORPORATION
(Depositor)

By	/s/ John J. Palmer

John J. Palmer Vice Chairman
Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 30th day of April, 2008.

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(Depositor)

By	/s/ John J. Palmer

John J. Palmer
Vice Chairman

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.

Signature	Title	Date

/s/ David B. O’Maley David B. O’Maley	Chairman, President and Chief Executive Officer and Director (Principal Executive Officer)	April 30, 2008

/s/ Ronald J. Dolan Ronald J. Dolan	Director	April 30, 2008

/s/ John J. Palmer John J. Palmer	Vice Chairman and Director	April 30, 2008

/s/ Michael F. Haverkamp Michael F. Haverkamp	Director	April 30, 2008

/s/ D. Gates Smith D. Gates Smith	Director	April 30, 2008

/s/ Arthur J. Roberts Arthur J. Roberts	Senior Vice President, Chief Financial Officer (Principal Accounting and Principal Financial Officer)	April 30, 2008

Index of Consents and Exhibits

Page Number
Exhibit		in Sequential
Number	Description	Numbering System
99(n)	Consent of KPMG LLP